                               Nations Separate
                                 Account Trust

                                 Annual Report
                               December 31, 2004

                           [LOGO OF AIG] SunAmerica
                            Life Assurance Company

     THIS REPORT IS FOR THE GENERAL INFORMATION OF CONTRACT OWNERS OF THE
                                POLARISAMERICA,
   POLARIS CHOICE, POLARIS CHOICE AND THE POLARIS PLATINUM VARIABLE ANNUITY
                         SOLD THROUGH BANK OF AMERICA.

THE PORTFOLIOS FILE A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THE PORTFOLIOS FORMS N-Q ARE AVAILABLE ON THE SEC'S WEBSITE AT WWW.SEC.GOV AND MAY BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

GUIDELINES AND INFORMATION ABOUT HOW NATIONS PORTFOLIOS VOTED PROXIES FOR SECURITIES THEY HELD DURING THE 12-MONTH PERIOD ENDED JUNE 30, 2004 ARE AVAILABLE WITHOUT CHARGE AT WWW.NATIONSFUNDS.COM AND AT WWW.SEC.GOV OR BY CALLING 1-800-321-7854.

THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE PORTFOLIOS. THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

Table of contents

Disclosure of Portfolio expenses and portfolio commentary
Nations Separate Account Trust Marsico International Opportunities Portfolio   3
Nations Separate Account Trust International Value Portfolio                   6
Nations Separate Account Trust Marsico Focused Equities Portfolio              9
Nations Separate Account Trust Small Company Portfolio                        12
Nations Separate Account Trust Marsico 21st Century Portfolio                 15
Nations Separate Account Trust Marsico Growth Portfolio                       18
Nations Separate Account Trust MidCap Growth Portfolio                        21
Nations Separate Account Trust Value Portfolio                                24
Nations Separate Account Trust Asset Allocation Portfolio                     27
Nations Separate Account Trust High Yield Bond Portfolio                      30

Financial statements
Schedules of investments                                                      33
Statements of assets and liabilities                                          74
Statements of operations                                                      76
Statements of changes in net assets                                           78
Schedules of capital stock activity                                           82
Financial highlights                                                          84
Notes to financial statements                                                 88
Report of Independent Registered Public Accounting Firm                      101
Tax information                                                              102
Fund governance                                                              103

                     [This page intentionally left blank]

Nations Marsico International
Opportunities Portfolio

Shareholder expense example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees, where applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, including sales charges (loads) or redemption fees, where applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                         Expenses paid
                         Beginning        Ending        during period*
                       account value   account value    July 1, 2004 to
                       July 1, 2004  December 31, 2004 December 31, 2004
                       ------------- ----------------- -----------------
Actual........           $1,000.00       $1,111.80           $7.96
Hypothetical**           $1,000.00       $1,017.60           $7.61
--------
* Expenses are equal to the Portfolio's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Had the investment advisor and/or distributor not waived a portion of expenses, total return would have been reduced. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

** Assumed 5% return per year before expenses.

Nations Marsico International
Opportunities Portfolio

Portfolio management

James G. Gendelman,
Marsico Capital Management, LLC

Performance

Growth of a $10,000 investment

[GRAPHICS APPEARS HERE]

The chart represents a hypothetical investment in Nations Marsico International Opportunities Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Total returns (as of 12/31/04)

                                                                       Since
                                                       1 Year 5 Year Inception*
                                                       ------ ------ ----------
 Nations Marsico International Opportunities Portfolio 16.59%  2.35%    7.75%
 MSCI EAFE Index...................................... 20.25% -1.13%    3.41%

* Annualized Returns. Inception date is March 27, 1998. MSCI EAFE Index since inception returns as of March 31, 1998.

Past performance does not guarantee future results. Current performance may be lower or higher than the performance shown here. For current month-end performance information, please contact AIG SunAmerica Life Assurance Company at 800-445-SUN2.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. The performance shown also includes fee waivers and/or expense reimbursements by the investment adviser and/or other services providers, which have the effect of increasing total return. Had all insurance charges, fees and expenses been considered, the total returns would have been lower.

How did the Portfolio perform?

For the year ended December 31, 2004, Nations Marsico International Opportunities Portfolio returned 16.59% without insurance charges. It underperformed its benchmark, the MSCI EAFE Index/1/, which returned 20.25% for the same period.

Why did the Portfolio perform this way?/2/

Gains in international equities were widespread in 2004. Nine of the ten economic sectors in the MSCI EAFE Index posted positive returns in excess of 14%. Currency was a major story in international equity markets, as the U.S. dollar was under sustained downward pressure throughout the year. The dollar's weakness against major currencies tended to enhance foreign-market returns for American investors.

The Portfolio, which had significantly more exposure to the consumer discretionary sector than its benchmark, benefited from its emphasis on the hotels, restaurants & leisure industry. Three holdings in this area were among the portfolio's top stock contributors: hotel and casino operator Wynn Resorts, Ltd., Carnival plc and Shangri-La Asia, Ltd. (2.0%, 3.9% and 2.1% of net assets, respectively).

Investments in telecommunications services and media companies also enhanced performance for the year. Positions in Mobile TeleSystems, Vodafone Group and America Movil SA de CV (2.6% of net assets) performed especially well. We sold Mobile TeleSystems and Vodafone Group during the period. British media company EMI Group plc (2.4% of net assets) emerged as the year's largest individual contributor.

Despite generally good performance, the dollar's weakness and poor results from some selected holdings caused the portfolio to trail its benchmark. The largest detractor from performance was the currency effect. Because the portfolio had a material amount of its assets invested in dollar-based equity securities, it did not receive the "lift" in performance that some other foreign currency-based investments received as major currencies such as the Euro and the Yen strengthened against the U.S. dollar. In addition, our positions in transportation companies Ryanair Holdings plc and Cathay Pacific Airways generated

/1/ The MSCI EAFE Index measures developed market equity performance in Europe, Australasia and the Far East. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

/2/ Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

International investing may involve special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other monetary and political risks.

Nations Marsico International
Opportunities Portfolio (Continued)

negative returns and were sold. Specific stock selection in the food, beverage & tobacco industry also hurt performance in 2004. Share prices of Nestle SA and Ambev Cia De Bebida fell and these positions were also sold.

How have you positioned the Portfolio?/3/

At year end, the portfolio's largest allocations were in the consumer discretionary, financials and information technology sectors. Consumer discretionary holdings were characterized by substantial allocations to the hotels, restaurants & leisure industry and to media companies. Holdings in the financials sector focused on banking, insurance and diversified financials companies. Geographically, the portfolio's largest aggregate exposures were to companies in the United Kingdom, Japan and Switzerland. We believe this asset allocation has the potential to make a positive contribution to the portfolio's long-term performance.

/3/ The outlook for this Portfolio may differ from that presented for other Nations Portfolios.

Nations International
Value Portfolio

Shareholder expense example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees, where applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, including sales charges (loads) or redemption fees, where applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                         Expenses paid
                         Beginning        Ending        during period*
                       account value   account value    July 1, 2004 to
                       July 1, 2004  December 31, 2004 December 31, 2004
                       ------------- ----------------- -----------------
Actual........           $1,000.00       $1,139.00           $6.72
Hypothetical**           $1,000.00       $1,018.85           $6.34
--------
* Expenses are equal to the Portfolio's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Had the investment advisor and/or distributor not waived a portion of expenses, total return would have been reduced. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

** Assumed 5% return per year before expenses.

Nations International
Value Portfolio

Portfolio management

LargeCap Investment Committee,
Brandes Investment Partners, L.P.

Performance

Growth of a $10,000 investment

[GRAPHICS APPEARS HERE]

The chart represents a hypothetical investment in Nations International Value Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Total returns (as of 12/31/04)

                                                          Since
                                                 1 Year Inception*
                                                 ------ ----------
Nations International Value Portfolio            22.35%    6.48%
MSCI EAFE Index......................            20.25%   -0.42%

*  Annualized Returns. Inception date is July 7, 2000.

Past performance does not guarantee future results. Current performance may be lower or higher than the performance shown here. For current month-end performance information, please contact AIG SunAmerica Life Assurance Company at 800-445-SUN2.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. The performance shown also includes fee waivers and/or expense reimbursements by the investment adviser and/or other services providers, which have the effect of increasing total return. Had all insurance charges, fees and expenses been considered, the total returns would have been lower.

Subject to certain limited exceptions, Nations International Value Portfolio is no longer accepting new investments from current or prospective investors.

How did the Portfolio perform?

For the year ended December 31, 2004, Nations International Value Portfolio returned 22.35% without insurance charges. It outperformed the MSCI EAFE Index/1/, its benchmark, which had a total return of 20.25% for the same period.

Why did the Portfolio perform this way?/2/

Gains for the Portfolio's holdings in Japan, the United Kingdom and the emerging markets helped drive the year's performance. From an industry perspective, advances for positions in diversified telecommunications services and in commercial banking made the most substantial contributions to returns. In addition, the decline in the value of the US dollar bolstered returns on foreign holdings for U.S.-based investors.

On a stock-by-stock basis, the portfolio's top performers included Japan Tobacco, Inc., Brazilian oil and gas producer Petroleo Brasileiro SA (2.7% and 1.4% of net assets, respectively) and British media company Reuters Group plc, which we sold during the year. A range of other positions, including Telecom Italia SpA and the Spanish company Telefonica SA (1.5% and 3.3% of net assets, respectively), also registered significant gains for the portfolio.

While a majority of the portfolio's holdings posted advances, selected positions declined. For example, Canadian aerospace manufacturer Bombardier Inc., Germany-based automaker Volkswagen AG, and Brazilian electric utility Eletrobras (Centrais Electricas Brasileiras SA) declined during the period (0.4%, 1.9% and 1.5% of net assets, respectively).

How have you positioned the Portfolio?/3/

During 2004, the portfolio's country and industry exposures shifted due to stock-specific buying and selling as well as changes in the prices of holdings. For example, exposure to the Netherlands and Japan increased, while the portfolio's

/1/ The MSCI EAFE Index measures developed market equity performance in Europe, Australasia and the Far East. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

/2/ Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

/3/ The outlook for this Portfolio may differ from that presented for other Nations Portfolios.

International investing may involve special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other monetary and political risks.

Nations International
Value Portfolio (Continued)

weightings for the emerging markets and Spain decreased. Similarly, the fund's food products and food and staples retailing industries increased in weight relative to the benchmark, while exposure to oil and gas and to beverages declined. Overall, the portfolio's greatest country exposures are in Japan and the United Kingdom, and among industries, in diversified telecommunications services and commercial banking.

Many of the portfolio's current holdings posted significant gains in 2004. However, we believe that many holdings remain undervalued relative to their earning potential, and we believe that the portfolio is well positioned for the market to recognize the intrinsic worth of many of these holdings.

Nations Marsico Focused
Equities Portfolio

Shareholder expense example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees, where applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, including sales charges (loads) or redemption fees, where applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                         Expenses paid
                         Beginning        Ending        during period*
                       account value   account value    July 1, 2004 to
                       July 1, 2004  December 31, 2004 December 31, 2004
                       ------------- ----------------- -----------------
        Actual........   $1,000.00       $1,123.80           $5.87
        Hypothetical**   $1,000.00       $1,019.61           $5.58
--------
* Expenses are equal to the Portfolio's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Had the investment advisor and/or distributor not waived a portion of expenses, total return would have been reduced. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

** Assumed 5% return per year before expenses.

Nations Marsico Focused
Equities Portfolio

Portfolio management

Thomas F. Marsico,
Marsico Capital Management, LLC

Performance

Growth of a $10,000 investment

[GRAPHICS APPEARS HERE]

The chart represents a hypothetical investment in Nations Marsico Focused Equities Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Total returns (as of 12/31/04)

                                                                   Since
                                                   1 Year 5 Year Inception*
                                                   ------ ------ ----------
Nations Marsico Focused Equities Portfolio         11.41% -2.71%    8.52%
S&P 500 Index                                      10.88% -2.30%    2.95%

*  Annualized Returns. Inception date is March 27, 1998.

Past performance does not guarantee future results. Current performance may be lower or higher than the performance shown here. For current month-end performance information, please contact AIG SunAmerica Life Assurance Company at 800-445-SUN2.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. The performance shown also includes fee waivers and/or expense reimbursements by the investment adviser and/or other services providers, which have the effect of increasing total return. Had all insurance charges, fees and expenses been considered, the total returns would have been lower.

How did the Portfolio perform?

For the year ended December 31, 2004, Nations Marsico Focused Equities Portfolio returned 11.41% without insurance charges. It outperformed its benchmark, the S&P 500 Index/1/, which returned 10.88% for the same period.

Why did the Portfolio perform this way?/2/

Specific stock selection and the portfolio's allocation of assets across various economic sectors and industries contributed to positive performance in 2004. At a sector level, the primary contributors were health care and financials. At an industry level, the technology hardware & equipment and hotels, restaurants and leisure groups were strong performers.

The health care sector, which includes two of the top ten holdings, provided the greatest contribution to the portfolio's return on a sector level. UnitedHealth Group, Inc., the largest single contributor to the portfolio on an individual stock level, and biotechnology company Genentech, Inc., were the highlights in this area (9.3% and 5.0% of net assets, respectively).

In the consumer discretionary sector, the portfolio's emphasis on the hotel, restaurant & leisure industry benefited performance. During the year, positions in Wynn Resorts, Ltd., Four Seasons Hotels, Inc. and MGM Mirage, Inc. had significant gains (3.1%, 2.0% and 1.9% of net assets, respectively).

Investments in the banks and diversified financials industries also enhanced performance. Educational lending company SLM Corporation (Sallie Mae), residential mortgage company Countrywide Financial Corporation and Chicago Mercantile Exchange generated particularly strong returns for the portfolio (5.6%, 4.6% and 1.5% of net assets, respectively).

In addition, information technology company Apple Computer and communications equipment-maker QUALCOMM, Inc. (5.0% of net assets) were among the largest individual stock contributors to overall performance for the year. We sold Apple Computer during the period.

/1/ The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

/2/ Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

The Portfolio normally invests in a core portfolio of 20 to 30 common stocks. By maintaining a relatively concentrated portfolio, the Portfolio may be subject to greater risk than a portfolio that is more fully diversified.

The Portfolio may invest up to 25% of its assets in foreign securities. International investing may involve special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other monetary and political risks.

Nations Marsico Focused
Equities Portfolio (Continued)

The portfolio had little or no exposure to energy or utilities companies during the year, which detracted from performance because both sectors were top performers for the benchmark index. Modest exposure to the telecommunications services sector, coupled with poor results from an investment in Nextel Communications, which we sold during the period, also hindered overall performance.

How have you positioned the Portfolio?/3/

The portfolio's positioning reflects a generally optimistic long-term outlook for the equity markets. Several macroeconomic premises anchor that view, including our belief that long-term interest rates are not likely to rise a great deal, that inflation should generally be constrained overall and that productivity gains (which act as an important moderator of some inflation-related forces) should continue. US economic activity, as measured by Gross Domestic Product (GDP) growth has been healthy, and we think it is likely to remain that way. In a related vein, we believe that many foreign economies, particularly those in emerging markets, are growing at healthy, sustainable rates, which has provided critical support to a sound global financial structure. Further, energy prices have subsided somewhat from levels reached during calendar year 2004, which could be a catalyst for improved investor sentiment in 2005. Finally, we believe that at the company level, improving profitability, greater free cash flow generation, strong balance sheets and reasonable equity valuations relative to projected earnings growth rates offer compelling investment opportunities.

/3/ The outlook for this Portfolio may differ from that presented for other Nations Portfolios.

Nations Small Company
Portfolio

Shareholder expense example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees, where applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, including sales charges (loads) or redemption fees, where applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                         Expenses paid
                         Beginning        Ending        during period*
                       account value   account value    July 1, 2004 to
                       July 1, 2004  December 31, 2004 December 31, 2004
                       ------------- ----------------- -----------------
Actual........           $1,000.00       $1,068.30           $6.50
Hypothetical**           $1,000.00       $1,018.85           $6.34
--------
* Expenses are equal to the Portfolio's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Had the investment advisor and/or distributor not waived a portion of expenses, total return would have been reduced. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

** Assumed 5% return per year before expenses.

Nations Small Company
Portfolio

Portfolio management

Small&MidCap Growth Strategies Team,
Banc of America Capital Management, LLC

Performance

Growth of a $10,000 investment

[GRAPHICS APPEARS HERE]

The chart represents a hypothetical investment in Nations Small Company Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Total returns (as of 12/31/04)

                                                        Since
                                        1 Year 5 Year Inception*
                                        ------ ------ ----------
Nations Small Company Portfolio         10.16%  4.75%    2.87%
Russell 2000 Growth Index               14.31% -3.57%    1.24%

*  Annualized Returns. Inception date is March 27, 1998.

Past performance does not guarantee future results. Current performance may be lower or higher than the performance shown here. For current month-end performance information, please contact AIG SunAmerica Life Assurance Company at 800-445-SUN2.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. The performance shown also includes fee waivers and/or expense reimbursements by the investment adviser and/or other services providers, which have the effect of increasing total return. Had all insurance charges, fees and expenses been considered, the total returns would have been lower.

How did the Portfolio perform?

For the year ended December 31, 2004, Nations Small Company Portfolio returned 10.16% without insurance charges. It underperformed its benchmark, the Russell 2000 Growth Index/1/, which returned 14.31% for the same period.

Why did the Portfolio perform this way?/2/

We had solid performance from consumer cyclical, consumer staples and technology stocks. Gaming stocks clearly led the portfolio this year with impressive results from Boyd Gaming Corporation and Shuffle Master, Inc. (0.5% and 1.2% of net assets, respectively). Both companies outpaced their peers, their industry and the market. Corn Products International, Inc. (1.0% of net assets) moved steadily higher as the company took market share from competitors, expanded internationally and displayed the ability to raise prices in its markets. Among technology holdings, Cognizant Technology Solutions Corporation, Virage Logic Corporation and Hyperion Solutions Corporation (0.9%, 1.1% and 1.4% of net assets, respectively) posted solid results. Individual holdings in other sectors also contributed to the portfolio's double-digit gain. Returns for FLIR Systems, Inc. (0.9% of net assets) reflected the company's leading-edge technology and diverse end markets in the aerospace and defense sector. Shares of Province Healthcare Company (1.5% of net assets), then one of the portfolio's top holdings, rose when it was acquired. In the capital goods sector, Actuant Corporation shares (1.3% of net assets) rose when it acquired Key Components. Red Robin Gourmet Burger's stock benefited from unit growth and strong comparable store sales gains. We sold the stock on strength during the period.

We faced tougher challenges in basic materials, communications and health care sectors. The portfolio did not have enough exposure to the metals and mining industries -- notably gold, silver, and steel, which were strong performers during the year. The portfolio also had disappointing results from packaging company Anchor Glass, which we sold during the period. Within communications, advertiser Autobytel which was sold

/1/ The Russell 2000 Growth Index is an unmanaged index that measures the performance of those securities in the Russell 2000 Index, with higher price-to-book ratios and higher forecasted growth rates. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

/2/ Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

Because small companies often have narrower markets, limited financial resources and stocks that are not as actively traded as large company stocks, their share prices may be more volatile.

Nations Small Company
Portfolio (Continued)

during the period, confronted price competition, while broadcaster Radio One, Inc. (1.3% of net assets) experienced slower-than-expected advertising revenue growth. Unfortunately, strong performance from service-related names in health care was more than offset by weakness in the portfolio's biotechnology and medical device holdings.

How have you positioned the Portfolio?/3/

We have selected what we believe are the most promising small-cap growth companies we can find in pursuit of long-term growth of capital.

Small-cap stocks have outperformed large-and mid-cap stocks for the past five years. However, we recognize that the market moves in cycles and this performance gap is likely to narrow. As a result, we have focused on high quality stocks, with an eye on valuation and an emphasis on managing risk.

/3/ The outlook for this portfolio may differ from that presented for other Nations Portfolios.

Nations Marsico 21st Century
Portfolio

Shareholder expense example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees, where applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, including sales charges (loads) or redemption fees, where applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                         Expenses paid
                         Beginning        Ending        during period*
                       account value   account value    July 1, 2004 to
                       July 1, 2004  December 31, 2004 December 31, 2004
                       ------------- ----------------- -----------------
        Actual........   $1,000.00       $1,177.80           $6.02
        Hypothetical**   $1,000.00       $1,019.61           $5.58
--------
* Expenses are equal to the Portfolio's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Had the investment advisor and/or distributor not waived a portion of expenses, total return would have been reduced. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

** Assumed 5% return per year before expenses.

Nations Marsico 21st Century
Portfolio

Portfolio management

Corydon J. Gilchrist,
Marsico Capital Management, LLC

Performance

Growth of a $10,000 investment

[GRAPHICS APPEARS HERE]

The chart represents a hypothetical investment in Nations Marsico 21st Century Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Total returns (as of 12/31/04)

                                                               Since
                                               1 Year 5 Year Inception*
                                               ------ ------ ----------
Nations Marsico 21st Century Portfolio         22.35% -2.21%    0.65%
Russell 3000 Index                             11.95% -1.16%    3.40%
S&P 500 Index                                  10.88% -2.30%    2.95%

*  Annualized Returns. Inception date is March 27, 1998.

Past performance does not guarantee future results. Current performance may be lower or higher than the performance shown here. For current month-end performance information, please contact AIG SunAmerica Life Assurance Company at 800-445-SUN2.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. The performance shown also includes fee waivers and/or expense reimbursements by the investment adviser and/or other services providers, which have the effect of increasing total return. Had all insurance charges, fees and expenses been considered, the total returns would have been lower.

The annual reports for the fiscal year ended December 31, 2003 and prior years compared the Portfolio's performance to the S&P 500 Index. The Portfolio changed the Index to which it compares its performance because the Russell 3000 Index is a more appropriate benchmark and the composition of the Index more closely resembles the composition of the Portfolio.

How did the Portfolio perform?

For the year ended December 31, 2004, Nations Marsico 21st Century Portfolio returned 22.35% without insurance charges. It outperformed its benchmark, the Russell 3000 Index/1/, which returned 11.95% for the same period.

Why did the Portfolio perform this way?/2/

Good stock selection and an emphasis on the consumer discretionary sector fueled the portfolio's strong performance in 2004. Selected holdings in this area accounted for more than half of the portfolio's fifteen top stock contributors. Three were hotel operators Wynn Resorts, Ltd., Shangri-La Asia Ltd. (4.7% and 3.0% of net assets, respectively) and Mandalay Resort Group, which had significant positive returns for the year. We sold Mandalay Resort Group during the period.

Selected holdings in the health care and financial sectors also benefited the portfolio's performance. UnitedHealth Group Inc. (3.2% of net assets) and IMclone Systems Incorporated, which we sold during the period, were strong individual stock performers. Two of the largest holdings, Chicago Mercantile Exchange and UCBH Holdings Inc., plus residential mortgage company Countrywide Financial Corporation, added to the year's return (5.0%, 4.3% and 4.0% of net assets, respectively). The portfolio's only holding in the materials sector, Monsanto Company (3.2% of net assets), was also one of the largest contributors to positive performance.

In contrast, industrials detracted somewhat from performance. An underweight in the sector and three particular holdings were negative factors: Ryanair Holdings plc, Caterpillar and Rockwell Automation. We sold all three holdings during the period.

How have you positioned the Portfolio?/3/

At year end, the portfolio emphasized stocks in the consumer discretionary, health care and financial sectors. That positioning reflects a generally optimistic long-term outlook for the equity markets. Several macroeconomic premises anchor that view, including our belief that long-term interest rates are not likely to rise a great deal, that inflation should generally be

/1/ The Russell 3000 Index is an unmanaged index that tracks the performance of 3,000 of the largest US companies, based on market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

/2/ Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

/3/ The outlook for this Portfolio may differ from that presented for other Nations Portfolios.

The Portfolio may invest without limit in foreign securities. International investing may involve special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other monetary and political risks.

Nations Marsico 21st Century
Portfolio (Continued)

constrained overall and that productivity gains (which act as an important moderator of some inflation-related forces) should continue. US economic activity, as measured by Gross Domestic Product (GDP) growth has been healthy, and we think it is likely to remain that way. In a related vein, we believe that many foreign economies, particularly those in emerging markets, are growing at healthy, sustainable rates, which has provided critical support to a sound global financial structure. Further, energy prices have subsided somewhat from levels reached during calendar year 2004, which could be a catalyst for improved investor sentiment in 2005. Finally, we believe that at the company level, improving profitability, greater free cash flow generation, strong balance sheets and reasonable equity valuations relative to projected earnings growth rates offer compelling investment opportunities.

Nations Marsico Growth
Portfolio

Shareholder expense example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees, where applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, including sales charges (loads) or redemption fees, where applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                         Expenses paid
                         Beginning        Ending        during period*
                       account value   account value    July 1, 2004 to
                       July 1, 2004  December 31, 2004 December 31, 2004
                       ------------- ----------------- -----------------
Actual........           $1,000.00       $1,116.70           $6.01
Hypothetical**           $1,000.00       $1,019.46           $5.74
--------
* Expenses are equal to the Portfolio's annualized expense ratio of 1.13%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Had the investment advisor and/or distributor not waived a portion of expenses, total return would have been reduced. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

** Assumed 5% return per year before expenses.

Nations Marsico Growth
Portfolio

Portfolio management

Thomas F. Marsico,
Marsico Capital Management, LLC

Performance

Growth of a $10,000 investment

[GRAPHICS APPEARS HERE]

The chart represents a hypothetical investment in Nations Marsico Growth Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Total returns (as of 12/31/04)

                                                         Since
                                         1 Year 5 Year Inception*
                                         ------ ------ ----------
Nations Marsico Growth Portfolio         13.03% -2.24%    8.03%
S&P 500 Index                            10.88% -2.30%    2.95%

*  Annualized Returns. Inception date is March 27, 1998.

Past performance does not guarantee future results. Current performance may be lower or higher than the performance shown here. For current month-end performance information, please contact AIG SunAmerica Life Assurance Company at 800-445-SUN2.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. The performance shown also includes fee waivers and/or expense reimbursements by the investment adviser and/or other services providers, which have the effect of increasing total return. Had all insurance charges, fees and expenses been considered, the total returns would have been lower.

How did the Portfolio perform?

For the year ended December 31, 2004, Nations Marsico Growth Portfolio returned 13.03% without insurance charges. It outperformed its benchmark, the S&P 500 Index/1/, which returned 10.88% for the same period.

Why did the Portfolio perform this way?/2/

The portfolio's allocation of assets across various economic sectors and industries and stock selection contributed to positive performance for 2004. At a sector level, health care produced the best results. Two of the portfolio's top five holdings, UnitedHealth Group, Inc. and biotechnology company Genentech, Inc. (8.5% and 4.3% of net assets, respectively), were key drivers in this area. UnitedHealth Group was the largest single contributor to positive performance on an individual stock level for the portfolio.

Stock selection and an emphasis on the consumer discretionary sector also benefited the portfolio. Positions in the hotels, restaurants & leisure industry were top performers, including Wynn Resorts, Ltd. and Four Seasons Hotels, Inc. (1.8% and 1.3% of net assets, respectively). In addition, eBay, Inc., Nike, Inc. and homebuilder M.D.C. Holdings, Inc. bolstered returns (3.7%, 2.2% and 1.1% of net assets, respectively).

The portfolio also benefited from solid returns from investments in diversified financial companies. In particular, positions in educational lending company SLM Corporation (Sallie Mae) and Chicago Mercantile Exchange generated strong returns (4.1% and 1.3% of net assets, respectively).

Although we approached technology stocks selectively, communications equipment maker QUALCOMM, Inc. (4.9% of net assets) was among the largest individual contributors to performance.

The portfolio was underweight in three of the year's best-performing economic sectors for its benchmark -- energy, utilities, and telecommunications services -- which detracted from performance. The portfolio had little or no exposure to energy and utility companies during the year. Modest exposure

/1/ The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

/2/ Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

The Portfolio may invest up to 25% of its assets in foreign securities. International investing may involve special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other monetary and political risks.

Nations Marsico Growth
Portfolio (Continued)

to the telecommunications services sector, coupled with poor results from an investment in Nextel Communications, hindered overall performance. We sold Nextel during the period.

How have you positioned the Portfolio?/3/

The portfolio's positioning reflects a generally optimistic long-term outlook for the equity markets. Several macroeconomic premises anchor that view, including our belief that long-term interest rates are not likely to rise a great deal, that inflation should generally be constrained overall and that productivity gains (which act as an important moderator of some inflation-related forces) should continue. US economic activity, as measured by Gross Domestic Product (GDP) growth has been healthy, and we think it is likely to remain that way. In a related vein, we believe that many foreign economies, particularly those in emerging markets, are growing at a healthy, sustainable rate, which has provided critical support to a sound global financial structure. Further, energy prices have subsided somewhat from levels reached during calendar year 2004, which could be a catalyst for improved investor sentiment in 2005. Finally, we believe that at the company level, improving profitability, greater free cash flow generation, strong balance sheets and reasonable equity valuations relative to projected earnings growth rates offer compelling investment opportunities.

/3/ The outlook for this Portfolio may differ from that presented for other Nations Portfolios.

Nations Marsico MidCap Growth Portfolio

Shareholder expense example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees, where applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, including sales charges (loads) or redemption fees, where applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                         Expenses paid
                         Beginning        Ending        during period*
                       account value   account value    July 1, 2004 to
                       July 1, 2004  December 31, 2004 December 31, 2004
                       ------------- ----------------- -----------------
Actual........           $1,000.00       $1,117.20           $5.32
Hypothetical**           $1,000.00       $1,020.11           $5.08
--------
* Expenses are equal to the Portfolio's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Had the investment advisor and/or distributor not waived a portion of expenses, total return would have been reduced. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

** Assumed 5% return per year before expenses.

Nations Marsico MidCap
Growth Portfolio

Portfolio management

Corydon J. Gilchrist
Marsico Capital Management, LLC

Performance

Growth of a $10,000 investment

[GRAPHICS APPEARS HERE]

The chart represents a hypothetical investment in Nations Marsico MidCap Growth Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Total returns (as of 12/31/04)

                                                         Since
                                                1 Year Inception*
                                                ------ ----------
Nations Marsico MidCap Growth Portfolio         14.08%   -5.58%
Russell Midcap Growth Index                     15.48%    2.45%

*  Annualized Returns. Inception date is May 1, 2001.

Past performance does not guarantee future results. Current performance may be lower or higher than the performance shown here. For current month-end performance information, please contact AIG SunAmerica Life Assurance Company at 800-445-SUN2.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. The performance shown also includes fee waivers and/or expense reimbursements by the investment adviser and/or other services providers, which have the effect of increasing total return. Had all insurance charges, fees and expenses been considered, the total returns would have been lower.

Prior to November 2, 2004, the Portfolio had a different portfolio management team and principal investment strategies.

Prior to February 24, 2003, the Portfolio had a different portfolio management team.

How did the Portfolio perform?

For the year ended December 31, 2004, Nations Marsico MidCap Growth Portfolio returned 14.08% without insurance charges. Its benchmark, the Russell Midcap Growth Index/1/, returned 15.48% for the same period.

Why did the Portfolio perform this way?/2/

On November 2, 2004, Marsico Capital Management, LLC assumed investment management responsibilities for the portfolio. For the period leading up to the transition in portfolio management, holdings in the consumer discretionary, energy and information technology sectors generated the portfolio's best results. Symantec Corporation, which makes Norton Anti-Virus software, was the largest contributor to performance. BJ Services Company gained as profit dynamics in the energy industry improved. Positions in Starwood Hotels & Resorts Worldwide, Inc., a leader in the hospitality industry, and Starbucks Corporation, which reported broad-based revenue growth, also added to portfolio returns. All of the aforementioned holdings were sold.

In contrast, three areas of investment presented challenges. In the capital goods industry group, Navistar International Corporation, a manufacturer of trucks and buses, struggled with raw material and supply problems despite an upturn in the trucking cycle. Results from health care investments were disappointing as a number of the portfolio's holdings confronted industry-wide and company-specific issues. Sector weakness led to declines for broadcasters Entercom Communications Corp. and Univison Communications Inc., which also hurt performance. All of the aforementioned securities were sold.

For the period from November 2 through December 31, 2004, the portfolio's emphasis on the consumer discretionary sector continued to provide strong results. Nine of the portfolio's fifteen top contributors were in this sector. Three other top contributors -- software developer Electronic Arts Inc., transportation company Expeditors International of Washington, Inc. and chemicals producer Monsanto Company (3.3%, 2.0% and

/1/ The Russell Midcap Growth Index is an unmanaged index which measures the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

/2/ Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

Because mid-sized companies often have narrower markets, limited financial resources and stocks that are not as actively traded as large company stocks, their share prices tend to be more volatile.

Nations Marsico MidCap
Growth Portfolio (Continued)

3.4% of net assets, respectively) -- also helped the portfolio achieve strong returns in the last two months of the year despite negative results from investments in bank stocks.

How have you positioned the Portfolio?/3/

At year end, the portfolio emphasized stocks in the consumer discretionary, health care and financial sectors. That positioning reflects a generally optimistic long-term outlook for the equity markets. Several macroeconomic premises anchor that view, including our belief that long-term interest rates are not likely to rise a great deal, that inflation should generally be constrained overall and that productivity gains (which act as an important moderator of some inflation-related forces) should continue. US economic activity, as measured by Gross Domestic Product (GDP) growth has been healthy, and we think it is likely to remain that way. In a related vein, we believe that many foreign economies, particularly those in emerging markets, are growing at a healthy, sustainable rate, which has provided critical support to a sound global financial structure. Further, energy prices have subsided somewhat from levels reached during calendar year 2004, which could be a catalyst for improved investor sentiment in 2005. Finally, we believe that at the company level, improving profitability, greater free cash flow generation, strong balance sheets and reasonable equity valuations relative to projected earnings growth rates offer compelling investment opportunities, especially in sectors that the portfolio has emphasized.

/3/ The outlook for this Portfolio may differ from that presented for other Nations Portfolios.

Nations Value Portfolio

Shareholder expense example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees, where applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, including sales charges (loads) or redemption fees, where applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                 Expenses paid
                 Beginning        Ending        during period*
               account value   account value    July 1, 2004 to
               July 1, 2004  December 31, 2004 December 31, 2004
               ------------- ----------------- -----------------
Actual........   $1,000.00       $1,107.50           $5.30
Hypothetical**   $1,000.00       $1,020.11           $5.08
--------
* Expenses are equal to the Portfolio's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Had the investment advisor and/or distributor not waived a portion of expenses, total return would have been reduced. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

** Assumed 5% return per year before expenses.

Nations Value Portfolio

Portfolio management

Value Strategies Team,

Banc of America Capital Management, LLC

Performance

Growth of a $10,000 investment

[CHART APPEARES HERE]

The chart represents a hypothetical investment in Nations Value Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Total returns (as of 12/31/04)

                                         Since
                         1 Year 5 Year Inception*
                         ------ ------ ----------
Nations Value Portfolio. 13.18%  3.10%    3.32%
Russell 1000 Value Index 16.49%  5.27%    5.48%

*Annualized Returns. Inception date is March 27, 1998.

Past performance does not guarantee future results. Current performance may be lower or higher than the performance shown here. For current month-end performance information, please contact AIG SunAmerica Life Assurance Company at 800-445-SUN2.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. The performance shown also includes fee waivers and/or expense reimbursements by the investment adviser and/or other services providers, which have the effect of increasing total return. Had all insurance charges, fees and expenses been considered, the total returns would have been lower.

How did the Portfolio perform?

For the year ended December 31, 2004, Nations Value Portfolio returned 13.18%. It underperformed its benchmark, the Russell 1000 Value Index/1/, which returned 16.49% for the same period.

Why did the Portfolio perform this way?/2/

Generally value stocks were good performers in 2004, and the portfolio participated in the market's broad gains. Its return was lower than the benchmark primarily because it had less exposure to the financial and utility sectors than the index. The portfolio was positioned with less exposure to these sectors because we expected interest rates to rise, and financial and utility stocks typically do poorly in such an environment. However, in 2004 both sectors generated some of the market's highest returns. The portfolio's shortfall in these areas was partially offset by its overweight in the energy sector, the index's strongest group.

A late-year rally in stocks tied to consumer spending benefited the portfolio. In the leisure industry, Harrah's Entertainment, Inc., Starwood Hotels & Resorts Worldwide, Inc. and Carnival Corporation did well (1.1%, 0.9% and 0.5% of net assets, respectively). Among retailers, Limited Brands, Inc. and J.C. Penney Company, Inc. were strong contributors (0.8% and 1.3% of net assets, respectively).

Energy and basic materials holdings also helped relative performance during the year. These stocks were the benefi-ciaries of a rise in commodity prices, buoyed by worldwide economic growth. ChevronTexaco Corporation, Halliburton Company, ConocoPhillips (0.9%, 1.0% and 0.9% of net assets, respectively) and Occidental Petroleum Corporation were top contributors to the portfolio. We sold our position in Occidental Petroleum Corporation late in the period. In the basic materials group, plastic bottle manufacturer Eastman Chemical Company and The Dow Chemical Company rode the petrochemical cycle to higher levels (1.0% and 1.3% of net assets, respectively).

How have you positioned the Portfolio?/3/

We have positioned the portfolio based on our assumptions for continued growth in the US economy as well as continued interest rate increases by the Federal Reserve Board, which could put pressure on long-term interest rates and the dollar. In this environment, we are looking for attractively-valued

/1/ The Russell 1000 Value Index is an unmanaged index which measures the performance of the largest U.S. companies, based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Growth Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

/2/ Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

/3/ The outlook for this Portfolio may differ from that presented for other Nations Portfolios.

companies that have strong balance sheets and opportunities to improve their operating performance, while minimizing the portfolio's exposure to interest rate and currency risks. Given the strong performance generally of value stocks in 2004, we are attracted to companies that are increasing their dividends or repurchasing shares. We are also seeking stocks that could benefit from increased capital spending for equipment and technology in the business sector.

Nations Asset Allocation
Portfolio

Shareholder expense example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees, where applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, including sales charges (loads) or redemption fees, where applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                 Expenses paid
                 Beginning        Ending        during period*
               account value   account value    July 1, 2004 to
               July 1, 2004  December 31, 2004 December 31, 2004
               ------------- ----------------- -----------------
Actual........   $1,000.00       $1,058.60           $5.17
Hypothetical**   $1,000.00       $1,020.11           $5.08
--------
* Expenses are equal to the Portfolio's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Had the investment advisor and/or distributor not waived a portion of expenses, total return would have been reduced. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

** Assumed 5% return per year before expenses.

Nations Asset Allocation
Portfolio

Portfolio management

Leonard Aplet and Richard Cutts** and Quantitative Strategies Team,

Banc of America Capital Management, LLC

Performance

Growth of a $10,000 investment

[CHART APPEARS HERE]

The chart represents a hypothetical investment in Nations Asset Allocation Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Total returns (as of 12/31/04)

                                                   Since
                                   1 Year 5 Year Inception*
                                   ------ ------ ----------
Nations Asset Allocation Portfolio  8.21%  2.80%    1.94%
Lehman Brothers Aggregate Index...  4.34%  7.71%    6.59%
Russell 1000 Index................ 11.40% -1.76%    3.25%

*Annualized Returns. Inception date is March 27, 1998.

Past performance does not guarantee future results. Current performance may be lower or higher than the performance shown here. For current month-end performance information, please contact AIG SunAmerica Life Assurance Company at 800-445-SUN2.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. The performance shown also includes fee waivers and/or expense reimbursements by the investment adviser and/or other services providers, which have the effect of increasing total return. Had all insurance charges, fees and expenses been considered, the total returns would have been lower.

** The Fixed Income and money market portion of management changed from team to managers.

How did the Portfolio perform?

For the year ended December 31, 2004, the Nations Asset Allocation Portfolio returned 8.21% without insurance charges. This compares with a 4.34% return for the Lehman Brothers Aggregate Index/1/, an 11.40% return for the Russell 1000 Index/2/ and an 8.60% return for the Russell 1000 Index and Lehman Brothers Aggregate Index in a 60/40 mix over the same period.

Why did the Portfolio perform this way?/3/

Both stocks and bonds posted gains in 2004. In equity markets, small-cap stocks were the strongest performers. Returns from value investing outpaced other styles despite a fourth quarter rally that favored growth stocks.

During the period, the multi-factor quantitative model that we use for stock selection worked well to capture overall market sentiment. In our model, valuation and momentum factors were the attributes most closely correlated with positive equity returns in 2004. Value stocks benefited from continued economic expansion, high dividend yields and strong corporate earnings. Momentum strategies, which rely on upward pricing trends, tend to be most effective in a market characterized by no significant shifts in direction, as was the case last year. And because investors showed no sign of backing away from risk, quality was the least important attribute associated with stock performance for 2004.

Stock selection within the health care and basic industry sectors and an allocation to the energy sector also contributed to the equity portfolio's strong performance. Allocations to the communications and technology sectors detracted from performance.

The fixed income portion of the portfolio also performed well as the Federal Reserve Board increased the federal funds rates from 1.00% to 2.25% over the course of the year./4/ In response, short-term interest rates rose and long-term rates fell. Given this environment, corporate securities and mortgage securities outpaced Treasuries of similar

/1/ The Lehman Brothers Aggregate Index is an unmanaged index of U.S. government agency and U.S. treasury securities, investment grade corporate bonds and asset-, mortgage- and commercial mortgage-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

/2/ The Russell 1000 Index, an unmanaged index, measures the performance of the largest 1,000 U.S. companies and represents approximately 90% of the U.S. equity market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

/3/ Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

/4/  On February 2, 2005 the federal funds rate was increased to 2.50%.

Nations Asset Allocation
Portfolio (Continued)

maturities. With its overweight in both corporate and mortgage sectors, the fixed income portion of the portfolio advanced 4.92%. It came out ahead of its benchmark, which returned 4.34%.

How have you positioned the Portfolio?/5/

In general, the portfolio is positioned for continued economic growth and low inflation. The portfolio's relatively balanced mix of equity and fixed income securities tends to stabilize portfolio characteristics. Within the equity portion of the portfolio, we use a quantitative selection process to help the portfolio perform in a variety of possible economic scenarios. The fixed portion of the portfolio is currently positioned to withstand rising interest rates and remains overweight in mortgage-backed securities and corporate bonds.

/5/ The outlook for this Portfolio may differ from that presented for other Nations Portfolios.

Nations High Yield
Bond Portfolio

Shareholder expense example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees, where applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, including sales charges (loads) or redemption fees, where applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                 Expenses paid
                 Beginning        Ending        during period*
               account value   account value    July 1, 2004 to
               July 1, 2004  December 31, 2004 December 31, 2004
               ------------- ----------------- -----------------
Actual........   $1,000.00       $1,096.10           $4.95
Hypothetical**   $1,000.00       $1,020.41           $4.77
--------
* Expenses are equal to the Portfolio's annualized expense ratio of 0.94%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Had the investment advisor and/or distributor not waived a portion of expenses, total return would have been reduced. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

** Assumed 5% return per year before expenses.

Nations High Yield
Bond Portfolio

Portfolio management

High Yield Portfolio Management Team,
MacKay Shields LLC

Performance

Growth of a $10,000 investment

[CHART APPEARES HERE]

The chart represents a hypothetical investment in Nations High Yield Bond Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Total returns (as of 12/31/04)

                                           Since
                                  1 Year Inception*
                                  ------ ----------
Nations High Yield Bond Portfolio 11.40%    9.96%
CSFB High Yield Index............ 11.95%    9.32%
--------
* Annualized Returns. Inception date is July 7, 2000.

CSFB High Yield Index since inception returns as of June 30, 2000.

Past performance does not guarantee future results. Current performance may be lower or higher than the performance shown here. For current month-end performance information, please contact AIG SunAmerica Life Assurance Company at 800-445-SUN2.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. The performance shown also includes fee waivers and/or expense reimbursements by the investment adviser and/or other services providers, which have the effect of increasing total return. Had all insurance charges, fees and expenses been considered, the total returns would have been lower.

How did the Portfolio perform?

For the year ended December 31, 2004, Nations High Yield Bond Portfolio returned 11.40% without insurance charges. That was slightly lower than the return of its benchmark, the CSFB High Yield Index/1/, which was 11.95% for the same period.

Why did the Portfolio perform this way?/2/

The high yield market experienced another year of solid returns in 2004. Prices rose and the yield difference between high yield and Treasury securities approached a historical low for the sector. Most industries in the high yield market posted gains. The top performing industries were steel, restaurants and building materials. The airline, consumer durables and environmental services industries fared the worst.

Spanish cable company Ono Finance plc, Goodyear Tire & Rubber Company and paper company Georgia-Pacific Corporation were the portfolio's top performers for the year (0.8%, 1.9% and 1.7% of net assets, respectively). A public offer for Ono and an operational turnaround at Goodyear boosted the value of these holdings. Georgia-Pacific continued to deliver strong results and evidenced credit characteristics that may be approaching investment grade.

One reason the portfolio's return fell shy of its benchmark was that it had a higher exposure to airlines than its benchmark. For most of the year, airlines struggled as oil prices climbed and the portfolio's holdings suffered. The portfolio also lost ground relative to the benchmark because it had less exposure to the restaurant industry, which performed well. By contrast, an underweight in consumer durables helped the portfolio. Few companies in either of these two industries can meet our investment criteria on a cash flow or asset coverage basis --hence, the underweight.

In addition to disappointing results from airlines, Collins & Aikman Corporation, a supplier of automotive interior systems, and Lumbermens Mutual Casualty, an insurance company that defaulted in 2003, performed poorly for the portfolio (0.4% and less than 0.1% of net assets, respectively).

/1/ The CSFB High Yield Index is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

/2/ Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

The Portfolio invests primarily in high-yield debt securities, which are often referred to as "junk bonds." High-yield debt securities offer the potential for higher income than other kinds of debt securities with smaller maturities, but they also have higher risk.

Nations High Yield
Bond Portfolio (Continued)

How have you positioned the Portfolio?/3/

With high yield bonds yielding only about three percentage points more than Treasury securities, we believe that the high yield market may be approaching fair value. At current prices, we are concerned that we may not be adequately compensated for either interest rate or credit risk. As a result, we are raising the portfolio's exposure to floating rate debt and are actively selling bonds that have reached our price targets. The portfolio's cash level, which is higher than normal, may remain elevated until we experience a correction in the high yield market. In our opinion, the opportunity cost of holding cash is not as great as the potential risk of deviating from our investment process.

/3/ The outlook for this Portfolio may differ from that presented for other Nations Portfolios.

Nations Funds

Nations Separate Account Trust -- Marsico International Opportunities Portfolio

Schedule of investments                                        December 31, 2004

   Shares                                                            Value
   ------                                                        ------------
            Common stocks -- 93.9%
            Austria -- 2.1%
     44,288 Erste Bank der osterreichischen Sparkassen AG        $  2,364,167
                                                                 ------------

            Bermuda -- 6.5%
     77,400 Golar LNG, Ltd.++............................           1,125,221
  1,622,878 Shangri-La Asia, Ltd.^(a)....................           2,328,031
    108,228 Tyco International, Ltd......................           3,868,069
                                                                 ------------
                                                                    7,321,321
                                                                 ------------

            Brazil -- 1.5%
     20,084 Natura Cosmeticos SA^........................             586,035
     36,270 Unibanco Holdings, GDR.......................           1,150,484
                                                                 ------------
                                                                    1,736,519
                                                                 ------------

            Canada -- 5.3%
     32,167 Research In Motion, Ltd.++...................           2,651,204
     73,277 Shoppers Drug Mart Corporation++.............           2,279,375
     40,064 Talisman Energy, Inc.........................           1,081,726
                                                                 ------------
                                                                    6,012,305
                                                                 ------------

            Cayman Islands -- 1.0%
    307,500 ASM Pacific Technology, Ltd.(a)..............           1,107,723
                                                                 ------------

            China -- 1.0%
     20,719 CNOOC, Ltd., ADR.............................           1,122,763
                                                                 ------------

            France -- 4.5%
     59,388 JC Decaux SA++...............................           1,733,933
     26,537 Renault SA...................................           2,220,134
      5,128 Total SA.....................................           1,120,116
                                                                 ------------
                                                                    5,074,183
                                                                 ------------

            Germany -- 2.4%
     47,520 Bayerische Hypo-und Vereinsbank AG++.........           1,079,893
      9,142 SAP AG.......................................           1,629,243
                                                                 ------------
                                                                    2,709,136
                                                                 ------------

            India -- 1.3%
     74,338 ICICI Bank, Ltd., ADR........................           1,497,911
                                                                 ------------

            Japan -- 13.8%
     32,000 Canon, Inc...................................           1,733,020
      8,200 Keyence Corporation..........................           1,841,887
        117 Millea Holdings, Inc.........................           1,738,778
        174 Mitsubishi Tokyo Financial Group, Inc........           1,761,800
        269 Net One Systems Co., Ltd.....................           1,120,741
    209,200 Nissan Motor Company, Ltd....................           2,290,121
     34,000 Trend Micro, Inc.............................           1,846,539
     53,700 Yamada Denki Co., Ltd........................           2,304,643
     65,000 Yamato Transport Co., Ltd....................             966,074
                                                                 ------------
                                                                   15,603,603
                                                                 ------------

            Mexico -- 5.1%
     56,136 America Movil SA de CV, Series L, ADR........           2,938,720
     46,499 Grupo Televisa SA, ADR++.....................           2,813,190
                                                                 ------------
                                                                    5,751,910
                                                                 ------------

            Singapore -- 1.9%
  1,694,000 Capitaland, Ltd.(a)..........................           2,210,377
                                                                 ------------

            South Korea -- 2.0%
      5,270 Samsung Electronics Company, Ltd.............           2,299,845
                                                                 ------------

            Sweden -- 3.2%
    113,794 Telefonaktiebolaget LM Ericsson, ADR++(a)....           3,583,373
                                                                 ------------

            Switzerland -- 10.3%
     31,714 Roche Holding AG.............................           3,647,920
     16,575 Swiss Life Holding++.........................           2,410,116
     10,825 Syngenta AG..................................           1,149,240
     53,390 UBS AG (REGD)................................           4,473,285
                                                                 ------------
                                                                   11,680,561
                                                                 ------------

            Taiwan -- 1.0%
    130,692 Taiwan Semiconductor Manufacturing Company,
            Ltd., ADR....................................           1,109,575
                                                                 ------------

            United Kingdom -- 21.5%
  1,251,062 ARM Holdings plc.............................           2,654,118
     86,828 Boots Group plc..............................           1,092,727
     73,096 Carnival plc.................................           4,459,914
    533,635 EMI Group plc................................           2,714,995
    294,818 Enterprise Inns plc..........................           4,499,871
    131,738 HSBC Holdings plc............................           2,223,202
    358,996 InterContinental Hotels Group plc............           4,462,810
    307,216 Reuters Group plc............................           2,226,588
                                                                 ------------
                                                                   24,334,225
                                                                 ------------

            United States -- 9.5%
    240,583 News Corporation, Inc........................           4,489,278
     54,339 NTL Incorporated++...........................           3,964,573
     34,235 Wynn Resorts, Ltd.++.........................           2,291,006
                                                                 ------------
                                                                   10,744,857
                                                                 ------------
            Total common stocks (Cost $ 87,177,207)......         106,264,354
                                                                 ------------
            Affiliated investment companies -- 10.4%
            (Cost $ 11,741,630)

 11,741,630 Nations Cash Reserves, Capital Class Shares#.          11,741,630
                                                                 ------------
            Total investments (Cost $98,918,837*)........ 104.3%  118,005,984
            Total other assets and liabilities (net)..... (4.3)%   (4,881,584)
                                                          ------ ------------
            Net assets................................... 100.0% $113,124,400
                                                          ====== ============

                      See notes to financial statements.

Nations Funds

Nations Separate Account Trust -- Marsico International Opportunities Portfolio

Schedule of investments (continued)                            December 31, 2004

--------
*  Federal income tax information (see Note 10).
++ Non-income producing security.
^ Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
# Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 9). The portion that represents cash collateral is $2,946,630.
(a)All or portion of security was on loan at December 31, 2004. The aggregate cost and market value of securities on loan at December 31, 2004, is $2,451,881 and $2,764,149, respectively.

ABBREVIATIONS:
ADR  -- American Depositary Receipt
GDR  -- Global Depositary Receipt
LTD  -- Limited
REGD -- Registered

The Portfolio was invested in the following countries at December 31, 2004:

                    % of net
Country              assets
-------             --------
United Kingdom        21.5%
Japan                 13.8
Switzerland           10.3
United States          9.5
Bermuda                6.5
Canada                 5.3
Mexico                 5.1
France                 4.5
Sweden                 3.2
Germany                2.4
Other                 17.9
                     -----
                     100.0%
                     =====

                      See notes to financial statements.

Nations Funds

Nations Separate Account Trust -- Marsico International Opportunities Portfolio

Schedule of investments (continued)                            December 31, 2004

At December 31, 2004, the Portfolio held investments in the following sectors:

                                        % of net
Sector diversification                   assets      Value
----------------------                  -------- ------------
Common stocks:
Lodging and recreation............        15.9%  $ 18,041,632
Commercial banking................         8.9     10,077,457
Broadcasting and..................         6.0      6,777,763
Telecommunications services.......         5.8      6,522,093
Publishing and advertising........         5.5      6,223,211
Media.............................         4.4      4,941,583
Semiconductors....................         4.3      4,871,416
Software..........................         4.1      4,596,523
Automotive........................         4.0      4,510,255
Investment services...............         4.0      4,473,285
Computers and office equipment....         3.9      4,384,224
Insurance.........................         3.7      4,148,894
Conglomerates.....................         3.4      3,868,069
Pharmaceuticals...................         3.2      3,647,920
Food and drug stores..............         3.0      3,372,102
Electronics.......................         2.0      2,304,643
Diversified electronics...........         2.0      2,299,845
Integrated oil....................         2.0      2,242,879
Real estate.......................         1.9      2,210,377
Railroads, trucking and shipping..         1.8      2,091,295
Diversified manufacturing.........         1.6      1,841,887
Other.............................         2.5      2,817,001
                                         -----   ------------
Total common stocks...............        93.9    106,264,354
Affiliated investment companies...        10.4     11,741,630
                                         -----   ------------
Total investments.................       104.3    118,005,984
Other assets and liabilities (net)        (4.3)    (4,881,584)
                                         -----   ------------
Net assets........................       100.0%  $113,124,400
                                         =====   ============

                      See notes to financial statements.

Nations Funds

Nations Separate Account Trust -- International Value Portfolio

Schedule of investments                                      December 31, 2004

Shares                                                        Value
------                                                      ----------
          Common stocks -- 96.8%
          Brazil -- 4.3%
 53,700   Centrais Electricas Brasileiras SA, ADR.......... $  389,201
 10,510   Petroleo Brasileiro SA - 'A', ADR................    380,567
    309   Tele Centro Oeste Celular........................
          Participacoes SA, ADR............................      3,050
     24   Tele Leste Celular Participacoes SA, ADR++.......        292
 21,100   Tele Norte Leste Participacoes SA, ADR...........    355,957
    291   Telesp Celular Participacoes SA, ADR++...........      1,979
    192   Tim Participacoes SA, ADR........................      2,961
                                                            ----------
                                                             1,134,007
                                                            ----------
          Canada -- 0.4%
 55,200   Bombardier, Inc., Class B........................    109,649
                                                            ----------
          France -- 4.8%
 29,510   Alcatel SA, ADR++................................    461,241
  7,800   Carrefour SA++...................................    371,499
  5,500   Nexans SA........................................    216,277
  2,715   Regie National Usines Renault....................    227,142
                                                            ----------
                                                             1,276,159
                                                            ----------
          Germany -- 10.6%
 17,630   Bayerische Hypo-und Vereinsbank AG, ADR++........    400,910
  7,400   DaimlerChrysler AG...............................    355,570
 42,890   Deutsche Telekom AG, ADR++.......................    972,744
  3,190   EON AG, ADR......................................    290,290
  2,112   Hypo Real Estate Holdings AG, ADR++                   87,615
  1,400   Muenchener Rueckversicherungs - Gesellschaft AG..    171,716
 55,100   Volkswagen AG....................................    499,547
                                                            ----------
                                                             2,778,392
                                                            ----------
          Italy -- 3.0%
 83,640   Banca Intesa SpA.................................    402,195
  9,754   Telecom Italia SpA, ADR..........................    398,646
                                                            ----------
                                                               800,841
                                                            ----------
          Japan -- 22.1%
 13,700   Daiichi Pharmaceutical Company, Ltd..............    296,593
  7,400   Fuji Photo Film Company, Ltd., ADR...............    273,652
  9,610   Hitachi, Ltd., ADR...............................    667,222
     62   Japan Tobacco, Inc...............................    707,341
 24,700   Matsushita Electric Industrial Company, Ltd., ADR    396,435
  7,400   Millea Holdings, Inc., ADR.......................    552,106
134,000   Mitsubishi Heavy Industries, Ltd.................    380,355
 51,380   Mitsubishi Tokyo Financial Group Inc., ADR.......    525,104
 37,000   Mitsui Sumitomo Insurance Company, Ltd...........    322,001
 14,700   Nippon Telegraph and Telephone Corporation, ADR..    331,485
  5,000   Ono Pharmaceutical Company, Ltd..................    280,900
  1,800   Rohm Company, Ltd................................    186,319
 18,000   Sankyo Company, Ltd..............................    406,332
 68,200   Sumitomo Mitsui Financial Group, Inc., ADR.......    495,841
                                                            ----------
                                                             5,821,686
                                                            ----------
          Mexico -- 1.5%
 10,090   Telefonos de Mexico SA de CV 'L', ADR............    386,649
                                                            ----------
          Netherlands -- 10.9%
 18,002   ABN AMRO Holding NV, ADR.........................    478,853
 15,500   Aegon NV.........................................    212,505
  6,120   Akzo Nobel NV, ADR...............................    260,039
  9,135   ING Groep NV, ADR................................    276,334
 72,800   Koninklijke Ahold NV, ADR++^.....................    565,656
 11,000   Unilever NV......................................    733,810
 16,465   Wolters Kluwer NV, ADR...........................    330,553
                                                            ----------
                                                             2,857,750
                                                            ----------
          New Zealand -- 1.3%
  9,760   Telecom Corporation of New Zealand, Ltd., ADR....    346,090
                                                            ----------
          Portugal -- 1.9%
 41,292   Portugal Telecommunications, SGPS, SA, ADR.......    508,305
                                                            ----------
          Russia -- 1.6%
  3,500   LUKOIL, ADR......................................    424,900
                                                            ----------
          Singapore -- 3.0%
 10,410   DBS Group Holdings, Ltd., ADR^...................    410,686
 46,000   Overseas Chinese Banking Corporation, Ltd........    380,421
                                                            ----------
                                                               791,107
                                                            ----------
          South Korea -- 3.1%
  4,330   Korea Electric Power Corporation.................    112,308
 26,910   Korea Electric Power Corporation, ADR............    356,288
  1,190   KT Corporation...................................     47,739
 14,250   KT Corporation, ADR..............................    310,793
                                                            ----------
                                                               827,128
                                                            ----------
          Spain -- 5.4%
 30,570   Banco Bilbao Vizcaya Argentaria SA, ADR..........    542,312
 15,592   Telefonica SA, ADR...............................    880,947
                                                            ----------
                                                             1,423,259
                                                            ----------
          Switzerland -- 7.2%
 15,700   Nestle SA........................................  1,026,899
  9,330   Swisscom AG, ADR.................................    368,815
 29,800   Zurich Financial Services AG, ADR^...............    496,885
                                                            ----------
                                                             1,892,599
                                                            ----------

                      See notes to financial statements.

Nations Funds

Nations Separate Account Trust -- International Value Portfolio

Schedule of investments (continued)                                December 31,
2004

 Shares                                                               Value
 ------                                                            -----------
           United Kingdom -- 14.7%
  25,120   BAE Systems plc, ADR............................        $   444,662
   8,812   BT Group plc, ADR...............................            348,338
   9,930   Corus Group plc, ADR++..........................             97,513
  14,290   GlaxoSmithKline plc, ADR........................            677,203
  45,050   Invensys plc, ADR++^............................             26,814
 121,800   ITV plc.........................................            246,121
  19,112   J Sainsbury plc, ADR............................            397,019
  12,064   Marks & Spencer Group plc, ADR..................            476,668
  90,600   Royal & Sun Alliance Insurance Group plc^.......            134,806
  90,600   Royal & Sun Alliance Insurance Group plc........            134,806
   9,000   Unilever plc, ADR...............................            355,680
 133,100   Wm. Morrison Supermarkets plc...................            528,966
                                                                   -----------
                                                                     3,868,596
                                                                   -----------
           Venezuela -- 1.0%
  11,443   Cia Anonima Nacional Telefonos de Venezuela, ADR            256,209
                                                                   -----------
           Total common stocks
            (Cost $20,223,269).............................         25,503,326
                                                                   -----------
           Preferred stocks -- 0.3%
            (Cost $ 90,355)................................
           Brazil -- 0.3%
   2,080   Telecomunicacoes Brasileiras SA - Telebras, ADR.             66,934
                                                                   -----------
           Affiliated investment companies -- 3.8%
            (Cost $ 994,000)...............................
 994,000   Nations Cash Reserves, Capital Class Shares#....            994,000
                                                                   -----------
           Total investments
            (Cost $21,307,624*)............................ 100.9%  26,564,260
           Total other assets and liabilities (net)........ (0.9)%    (231,997)
                                                            ----   -----------
           Net assets...................................... 100.0% $26,332,263
                                                            ====   ===========
--------
*  Federal income tax information (see Note 10).

++ Non-income producing security.

^ Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

# Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

ABBREVIATIONS:

ADR -- American Depositary Receipt
LTD -- Limited

The Portfolio was invested in the following countries at December 31, 2004:

                    % of net
Country              assets
-------             --------
Japan                 22.1%
United Kingdom        14.7
Netherlands           10.9
Germany               10.6
Switzerland            7.2
Spain                  5.4
France                 4.8
Brazil                 4.6
South Korea            3.1
Italy                  3.0
Other                 13.6
                     -----
                     100.0%
                     =====

                      See notes to financial statements.

Nations Funds

Nations Separate Account Trust -- International Value Portfolio

Schedule of investments (continued)                            December 31, 2004

At December 31, 2004, the Portfolio held investments in the following sectors:

                                            % of net
Sector diversification                       assets     Value
----------------------                      -------- -----------
Common stocks:
Telecommunications services................   21.0%  $ 5,520,999
Commercial banking.........................   14.1     3,723,937
Food products..............................    8.0     2,116,389
Insurance..................................    7.7     2,024,825
Food and drug stores.......................    7.1     1,863,140
Pharmaceuticals............................    6.3     1,661,028
Automotive.................................    4.1     1,082,259
Oil and gas................................    3.1       805,467
Tobacco....................................    2.7       707,341
Electric power -- Non nuclear..............    2.6       679,491
Electronics................................    2.5       667,222
Media......................................    2.2       576,674
Aerospace and defense......................    2.1       554,311
Retail -- Specialty........................    1.8       476,668
Electric power -- Nuclear..................    1.8       468,596
Networking and telecommunications equipment    1.8       461,241
Heavy machinery............................    1.5       407,169
Household products.........................    1.5       396,435
Financial services.........................    1.0       276,334
Other......................................    3.9     1,033,800
                                             -----   -----------
Total common stocks........................   96.8    25,503,326
Preferred stocks...........................    0.3        66,934
Affiliated investment companies............    3.8       994,000
                                             -----   -----------
Total investments..........................  100.9    26,564,260
Other assets and liabilities (net).........   (0.9)     (231,997)
                                             -----   -----------
Net assets.................................  100.0%  $26,332,263
                                             =====   ===========

                      See notes to financial statements.

Nations Funds

Nations Separate Account Trust -- Marsico Focused Equities Portfolio

Schedule of investments                                        December 31, 2004

Shares                                                           Value
------                                                        ------------
          Common stocks -- 96.2%
          Apparel and textiles -- 2.3%
 49,831   Nike, Inc., Class B................................ $  4,519,173
                                                              ------------
          Commercial banking -- 2.5%
102,436   Citigroup, Inc.....................................    4,935,366
                                                              ------------
          Commercial services -- 3.9%
 66,163   eBay, Inc.++.......................................    7,693,434
                                                              ------------
          Computers and office equipment -- 3.0%
139,645   Dell, Inc.++.......................................    5,884,640
                                                              ------------
          Consumer credit and mortgages -- 4.6%
243,274   Countrywide Financial Corporation..................    9,003,571
                                                              ------------
          Department and discount stores -- 1.7%
 64,373   Target Corporation.................................    3,342,890
                                                              ------------
          Diversified electronics -- 0.3%
  5,040   Harman International Industries, Inc...............      640,080
                                                              ------------
          Diversified manufacturing -- 6.2%
332,307   General Electric Company...........................   12,129,206
                                                              ------------
          Electric power -- Non nuclear -- 2.5%
 74,625   TXU Corporation....................................    4,817,790
                                                              ------------
          Finance -- Miscellaneous -- 7.1%
 12,420   Chicago Mercantile Exchange........................    2,840,454
205,818   SLM Corporation....................................   10,988,623
                                                              ------------
                                                                13,829,077
                                                              ------------
          Food and drug stores -- 1.3%
 26,875   Whole Foods Market, Inc............................    2,562,531
                                                              ------------
          Health services -- 9.3%
205,725   UnitedHealth Group, Inc............................   18,109,972
                                                              ------------
          Heavy machinery -- 3.4%
 67,829   Caterpillar, Inc...................................    6,614,006
                                                              ------------
          Household products -- 4.1%
145,800   Procter & Gamble Company...........................    8,030,664
                                                              ------------
          Housing and furnishing -- 1.8%
 61,599   Lennar Corporation, Class A........................    3,491,431
                                                              ------------
          Investment services -- 4.1%........................
 77,501   Goldman Sachs Group, Inc...........................    8,063,204
                                                              ------------
          Lodging and recreation -- 7.0%
 47,167   Four Seasons Hotels, Inc...........................    3,857,789
 50,746   MGM Mirage, Inc.++.................................    3,691,264
 92,391   Wynn Resorts, Ltd.++...............................    6,182,806
                                                              ------------
                                                                13,731,859
                                                              ------------
          Medical devices and supplies -- 5.3%
 58,732   Medtronic, Inc.....................................    2,917,218
 93,670   Zimmer Holdings, Inc.++............................    7,504,841
                                                              ------------
                                                                10,422,059
                                                              ------------
          Networking and telecommunications equipment -- 5.0%
228,909   QUALCOMM, Inc......................................    9,705,742
                                                              ------------
          Pharmaceuticals -- 7.0%
180,939   Genentech, Inc.++..................................    9,850,319
144,661   Pfizer, Inc........................................    3,889,934
                                                              ------------
                                                                13,740,253
                                                              ------------
          Railroads, trucking and shipping -- 4.0%
 79,457   FedEx Corporation..................................    7,825,720
                                                              ------------
          Restaurants -- 2.9%
 89,997   Starbucks Corporation++............................    5,612,213
                                                              ------------
          Software -- 2.9%
 93,067   Electronic Arts, Inc.++............................    5,740,373
                                                              ------------
          Specialty stores -- 4.0%
136,994   Lowe's Companies, Inc..............................    7,889,484
                                                              ------------
          Total common stocks
           (Cost $134,146,491)...............................  188,334,738
                                                              ------------

                      See notes to financial statements.

Nations Funds

Nations Separate Account Trust -- Marsico Focused Equities Portfolio

Schedule of investments (continued)                            December 31, 2004

 Shares                                                                Value
 ------                                                            ------------
          Affiliated investment companies -- 4.8%
             (Cost $9,377,000)........................
9,377,000 Nations Cash Reserves, Capital Class Shares#             $  9,377,000
                                                                   ------------
          Total investments
             (Cost $143,523,491*)..................... 101.0%       197,711,738
                                                                   ------------
          Total other assets and liabilities (net)      (1.0)%       (1,974,100)
                                                       -----       ------------
          Net assets                                   100.0%      $195,737,638
                                                       =====       ============

--------
* Federal income tax information (see Note 10).

++Non-income producing security.

# Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

ABBREVIATIONS:
LTD -- Limited

At December 31, 2004, the Portfolio held investments in the following sectors:

                                            % of net
Sector                                       assets
------                                      --------
Health services                                9.3%
Finance -- Miscellaneous                       7.1
Pharmaceuticals                                7.0
Lodging and recreation                         7.0
Diversified manufacturing                      6.2
Medical devices and supplies                   5.3
Networking and telecommunications equipment    5.0
Consumer credit and mortgages                  4.6
Investment services                            4.1
Household products                             4.1
Other                                         40.3
                                             -----
                                             100.0%
                                             =====

                      See notes to financial statements.

Nations Funds

Nations Separate Account Trust -- Small Company Portfolio

Schedule of investments                                        December 31, 2004

Shares                                                  Value
------                                                ----------
         Common stocks -- 94.1%
         Aerospace and defense -- 1.1%
 2,100   Armor Holdings, Inc.++...................... $   98,742
   475   DRS Technologies, Inc.++....................     20,287
   575   Innovative Solutions and Support, Inc.++....     19,182
 5,994   MTC Technologies, Inc.++....................    201,219
 2,400   Teledyne Technologies, Inc.++...............     70,632
 1,000   United Industrial Corporation...............     38,740
                                                      ----------
                                                         448,802
                                                      ----------
         Airlines -- 0.4%
 8,900   AirTran Holdings, Inc.++....................     95,230
 7,200   Frontier Airlines, Inc.++...................     82,152
                                                      ----------
                                                         177,382
                                                      ----------
         Apparel and textiles -- 2.2%
 3,550   Deckers Outdoor Corporation++(a)............    166,815
10,338   Joseph A. Bank Clothiers, Inc.++(a).........    292,565
14,550   Wolverine World Wide, Inc...................    457,161
                                                      ----------
                                                         916,541
                                                      ----------
         Broadcasting and cable -- 1.3%
34,450   Radio One, Inc., Class D++..................    555,334
                                                      ----------
         Chemicals -- Basic -- 0.1%
 1,475   Delta and Pine Land Company.................     40,238
                                                      ----------
         Chemicals -- Specialty -- 2.2%
14,098   Aceto Corporation...........................    268,426
 3,050   Airgas, Inc.................................     80,856
 9,037   Symyx Technologies, Inc.++..................    271,833
18,475   The Mosaic Company++........................    301,511
                                                      ----------
                                                         922,626
                                                      ----------
         Commercial banking -- 3.3%
 8,504   City National Corporation...................    600,807
 6,136   F.N.B. Corporation..........................    124,929
 9,424   First National Bankshares of................
         Florida, Inc................................    225,234
 4,100   Main Street Banks, Inc......................    143,213
 8,669   South Financial Group, Inc..................    282,003
                                                      ----------
                                                       1,376,186
                                                      ----------
         Commercial services -- 1.6%
 7,675   Heidrick & Struggles International, Inc.++..    263,022
 3,325   Navigant Consulting, Inc.++.................     88,445
 5,950   Resources Connection, Inc.++................    323,145
                                                      ----------
                                                         674,612
                                                      ----------
         Computer services -- 5.4%
 9,009   Anteon International Corporation++..........    377,116
 8,502   Cognizant Technology Solutions Corporation++    359,890
30,575   Digitas, Inc.++.............................    291,991
40,475   Harris Interactive, Inc.++..................    319,753
 4,400   InfoSpace, Inc.++...........................    209,220
20,718   Secure Computing Corporation++..............    206,766
23,724   Virage Logic Corporation++..................    440,554
                                                      ----------
                                                       2,205,290
                                                      ----------
         Computers and office equipment -- 2.5%
10,775   Avocent Corporation++.......................    436,603
 8,225   Global Imaging Systems, Inc.++..............    324,888
22,143   Plexus Corporation++........................    288,080
                                                      ----------
                                                       1,049,571
                                                      ----------
         Conglomerates -- 0.3%
 3,475   Waste Connections, Inc.++...................    119,019
                                                      ----------
         Construction -- 1.2%
12,304   Chicago Bridge & Iron Company NV............    492,160
                                                      ----------
         Consumer services -- 2.1%
19,594   Education Management Corporation++..........    646,797
 1,650   Overstock.com, Inc.++.......................    113,850
 3,450   Shopping.com, Ltd.++........................     97,463
                                                      ----------
                                                         858,110
                                                      ----------
         Diversified electronics -- 4.4%
26,390   Aeroflex, Inc.++............................    319,847
16,529   Anaren Microwave, Inc.++....................    214,216
 4,544   Applied Films Corporation++.................     97,969
12,079   Daktronics, Inc.++..........................    300,646
 6,506   Dionex Corporation++........................    368,695
 1,650   Engineered Support Systems, Inc.............     97,713
 5,903   FLIR Systems, Inc.++........................    376,551
   950   II-VI, Inc.++...............................     40,366
                                                      ----------
                                                       1,816,003
                                                      ----------
         Diversified manufacturing -- 3.9%
10,300   Actuant Corporation, Class A++..............    537,145
 9,775   Allegheny Technologies, Inc.................    211,824
 5,163   CUNO, Inc.++................................    306,682
12,676   Griffon Corporation++.......................    342,252
 4,075   The Middleby Corporation(a).................    206,684
                                                      ----------
                                                       1,604,587
                                                      ----------
         Exploration and production -- 0.5%
22,700   Brigham Exploration Company++...............    204,300
                                                      ----------
         Finance -- Miscellaneous -- 4.6%
12,212   Affiliated Managers Group, Inc.++...........    827,241
18,775   Boston Private Financial Holdings, Inc......    528,892

                      See notes to financial statements.

Nations Funds

Nations Separate Account Trust -- Small Company Portfolio

Schedule of investments                                        December 31, 2004

Shares                                                         Value
------                                                       ----------
         Finance -- Miscellaneous -- (continued)
 8,600   Euronet Worldwide, Inc.++.......................... $  223,772
 1,200   Fidelity Bankshares, Inc...........................     51,312
10,000   World Acceptance Corporation++.....................    275,100
                                                             ----------
                                                              1,906,317
                                                             ----------
         Food products -- 1.0%
 7,765   Corn Products International, Inc.                      415,893
                                                             ----------
         Health services -- 7.0%
19,550   Centene Corporation++..............................    554,243
 7,360   Digene Corporation++...............................    192,464
 5,100   HealthExtras, Inc.++...............................     83,130
26,800   Province Healthcare Company++......................    598,980
 7,105   Stericycle, Inc.++.................................    326,475
 5,847   Triad Hospitals, Inc.++............................    217,567
45,130   VCA Antech, Inc.++.................................    884,547
                                                             ----------
                                                              2,857,406
                                                             ----------
         Heavy machinery -- 0.9%
 5,650   Bucyrus International, Inc.........................    229,616
 1,640   Toro Company.......................................    133,414
                                                             ----------
                                                                363,030
                                                             ----------
         Household products -- 0.3%
 4,125   Yankee Candle Company, Inc.++......................    136,868
                                                             ----------
         Housing and furnishing -- 1.7%
 2,700   Beazer Homes USA, Inc.(a)..........................    394,767
 9,869   Tuesday Morning Corporation++......................    302,287
                                                             ----------
                                                                697,054
                                                             ----------
         Insurance -- 1.3%
11,310   Bristol West Holdings, Inc.........................    226,200
 5,013   Triad Guaranty, Inc.++.............................    303,186
                                                             ----------
                                                                529,386
                                                             ----------
         Integrated oil -- 1.9%
12,830   Oceaneering International, Inc.++..................    478,816
10,660   Remington Oil & Gas Corporation++..................    290,485
                                                             ----------
                                                                769,301
                                                             ----------
         Lodging and recreation -- 4.3%
 5,275   Boyd Gaming Corporation............................    219,704
11,375   Gaylord Entertainment Company++....................    472,404
 4,200   Kerzner International, Ltd.++......................    252,210
10,844   Shuffle Master, Inc.++(a)..........................    510,751
 7,925   Winnebago Industries, Inc..........................    309,551
                                                             ----------
                                                              1,764,620
                                                             ----------
         Medical devices and supplies -- 4.8%
 7,925   American Medical Systems Holdings, Inc.++.......... $  331,344
 5,625   Immucor, Inc.++....................................    132,244
 3,200   Inamed Corporation++...............................    202,400
15,025   Kyphon, Inc.++.....................................    387,044
 3,895   Mine Safety Appliances Company.....................    197,477
 9,126   Respironics, Inc.++................................    496,089
 8,590   Wright Medical Group, Inc.++.......................    244,815
                                                             ----------
                                                              1,991,413
                                                             ----------
         Metals and mining -- 1.3%
13,326   AMCOL International Corporation....................    267,719
 6,700   Steel Dynamics, Inc................................    253,796
                                                             ----------
                                                                521,515
                                                             ----------
         Natural gas distribution -- 1.0%
 7,050   Energen Corporation................................    415,598
                                                             ----------
         Networking and telecommunications equipment -- 1.8%
21,650   AudioCodes, Ltd.++(a)..............................    359,606
18,175   C.COR, Inc.++......................................    169,028
10,925   Tekelec++..........................................    223,307
                                                             ----------
                                                                751,941
                                                             ----------
         Oilfield services -- 2.2%
 7,995   Atwood Oceanics, Inc.++............................    416,540
16,800   Varco International, Inc.++........................    489,720
                                                             ----------
                                                                906,260
                                                             ----------
         Pharmaceuticals -- 7.8%
14,705   Affymetrix, Inc.++.................................    537,467
 9,275   Angiotech Pharmaceuticals, Inc.++..................    171,124
10,075   AtheroGenics, Inc.++(a)............................    237,367
11,732   Axcan Pharma, Inc.++(a)............................    226,780
12,805   Connetics Corporation++............................    311,032
 4,200   Martek Biosciences Corporation++...................    215,040
 4,475   OSI Pharmaceuticals, Inc.++........................    334,953
 2,675   Par Pharmaceutical Company, Inc.++.................    110,692
20,128   Penwest Pharmaceuticals Company++..................    240,731
 4,675   Pharmion Corporation++.............................    197,332
   400   PRA International++................................      9,912
12,163   Protein Design Labs, Inc.++........................    251,288
 8,875   Salix Pharmaceuticals, Inc.++......................    156,111
10,525   Telik, Inc.++......................................    201,449
                                                             ----------
                                                              3,201,278
                                                             ----------
         Publishing and advertising -- 0.5%
 3,175   R.H. Donnelley Corporation++.......................    187,484
                                                             ----------

                      See notes to financial statements.

Nations Funds

Nations Separate Account Trust -- Small Company Portfolio

Schedule of investments (continued)          December 31, 2004

 Shares                                                            Value
 ------                                                         -----------
            Railroads, trucking and shipping -- 2.1%
    1,900   Landstar System, Inc.++.....................        $   139,916
    7,700   U.S. Xpress Enterprises, Inc.++.............            225,610
    7,484   UTI Worldwide, Inc..........................            509,062
                                                                -----------
                                                                    874,588
                                                                -----------
            Restaurants -- 1.8%
    8,300   Panera Bread Company, Class A++(a)..........            334,656
   12,150   RARE Hospitality International, Inc.++......            387,099
                                                                -----------
                                                                    721,755
                                                                -----------
            Semiconductors -- 4.8%
    9,225   Cymer, Inc.++...............................            272,507
   35,852   Microsemi Corporation++.....................            622,390
   19,050   Semtech Corporation++.......................            416,624
    8,125   Silicon Laboratories, Inc.++................            286,894
    2,125   Tessera Technologies, Inc.++................             79,071
    7,725   Varian Semiconductor Equipment..............
            Associates, Inc.++..........................            284,666
                                                                -----------
                                                                  1,962,152
                                                                -----------
            Software -- 6.9%
    8,353   Ansys, Inc.++...............................            267,797
   28,350   Borland Software Corporation++..............            331,128
   10,250   Epicor Software Corporation++...............            144,423
   16,301   EPIQ Systems, Inc.++........................            238,647
   12,075   Hyperion Solutions Corporation++............            562,936
    6,200   Manhattan Associates, Inc.++................            148,056
   20,725   Neoware Systems, Inc.++(a)..................            192,929
    1,300   Niku Corporation++..........................             26,208
   15,565   OPNET Technologies, Inc.++..................            131,057
   13,700   Packeteer, Inc.++...........................            197,965
   18,007   Progress Software Corporation++.............            420,463
    9,211   RSA Security, Inc.++........................            184,773
                                                                -----------
                                                                  2,846,382
                                                                -----------
            Specialty stores -- 2.0%
    4,000   Aeropostale, Inc.++.........................            117,720
    5,850   Blue Nile, Inc.++(a)........................            161,577
   16,950   Hibbet Sporting Goods, Inc.++...............            451,040
    4,500   Pacific Sunwear of California, Inc.++.......            100,170
                                                                -----------
                                                                    830,507
                                                                -----------
            Telecommunications services -- 1.6%
   10,175   Aspect Communications Corporation++.........            113,350
   13,050   SBA Communications Corporation++............            121,104
   12,300   SpectraLink Corporation.....................            174,414
    9,025   Western Wireless Corporation, Class A++.....            264,432
                                                                -----------
                                                                    673,300
                                                                -----------
            Total common stocks.........................
             (Cost $29,202,035*)........................         38,784,809
                                                                -----------
            Affiliated investment companies -- 12.1%
             (Cost $4,968,515)
4,968,515   Nations Cash Reserves, Capital Class Shares#          4,968,515
                                                                -----------
            Non-affiliated investment companies -- 2.9%
    1,625   iShares Dow Jones U.S. Real Estate..........
            Index Fund(a)...............................            200,200
    2,675   iShares Nasdaq Biotechnology................
            Index Fund(a)...............................            201,695
    6,075   iShares Russell 2000 Index Fund(a)..........            786,713
                                                                -----------
            Total non-affiliated investment Companies...
             (Cost $1,102,073)..........................          1,188,608
                                                                -----------
            Total investments...........................
             (Cost $35,272,623*)........................ 109.1%  44,941,932
                                                                -----------
            Total other assets and liabilities (net).... (9.1)%  (3,731,919)
                                                         ------ -----------
            Net assets.................................. 100.0% $41,210,013
                                                         ====== ===========
--------
*  Federal income tax information (see Note 10).

++ Non-income producing security.

# Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 9). The portion that represents cash collateral is $3,749,515.

(a)All or portion of security was on loan at December 31, 2004. The aggregate cost and market value of securities on loan at December 31, 2004, is $2,607,326 and $3,643,900, respectively.

ABBREVIATIONS:
LTD -- Limited

At December 31, 2004, the Portfolio held investments in the

                                                  % of net
                     Sector                        assets
                     ------                       --------
                     Pharmaceuticals                 7.8%
                     Health services                 7.0
                     Software                        6.9
                     Computer services               5.4
                     Medical devices and supplies    4.8
                     Semiconductors                  4.8
                     Finance -- Miscellaneous        4.6
                     Diversified electronics         4.4
                     Lodging and recreation          4.3
                     Diversified manufacturing       3.9
                     Other                          46.1
                                                   -----
                                                   100.0%
                                                   =====

                      See notes to financial statements.

Nations Funds

Nations Separate Account Trust -- Marsico 21st Century Portfolio

Schedule of investments                                        December 31, 2004

Shares                                                         Value
------                                                      -----------
        Common stocks -- 96.1%
        Broadcasting and cable -- 1.6%
 27,424 Lions Gate Entertainment Corporation++............. $   291,243
                                                            -----------
        Chemicals -- Specialty -- 3.2%
 10,313 Monsanto Company...................................     572,887
                                                            -----------
        Commercial banking -- 2.6%
 14,030 South Financial Group, Inc.........................     456,396
                                                            -----------
        Commercial services -- 2.7%
  4,116 eBay, Inc.++.......................................     478,608
                                                            -----------
        Computers and office equipment -- 1.5%
  3,180 Research In Motion, Ltd.++.........................     262,096
                                                            -----------
        Consumer credit and mortgages -- 4.0%
 19,497 Countrywide Financial Corporation..................     721,584
                                                            -----------
        Diversified electronics -- 4.4%
  6,204 Harman International Industries, Inc...............     787,908
                                                            -----------
        Diversified manufacturing -- 1.0%
  3,079 Ceradyne, Inc.++...................................     176,150
                                                            -----------
        Finance -- Miscellaneous -- 11.4%
  3,918 Chicago Mercantile Exchange........................     896,046
 12,771 MarketAxess Holdings, Inc.++.......................     217,235
  1,829 Moody's Corporation................................     158,849
 16,568 UCBH Holdings, Inc.................................     759,146
                                                            -----------
                                                              2,031,276
                                                            -----------
        Food and drug stores -- 1.7%
  3,275 Whole Foods Market, Inc............................     312,271
                                                            -----------
        Health services -- 7.9%
  9,984 AMERIGROUP Corporation++...........................     755,389
  2,983 Foxhollow Technologies, Inc.++(a)..................      73,352
  6,567 UnitedHealth Group, Inc............................     578,093
                                                            -----------
                                                              1,406,834
                                                            -----------
        Housing and furnishing -- 2.5%
  3,345 Toll Brothers, Inc.++..............................     229,501
  7,551 WCI Communities, Inc.++............................     221,999
                                                            -----------
                                                                451,500
                                                            -----------
        Investment services -- 3.7%
 16,598 Jefferies Group, Inc...............................     668,567
                                                            -----------
        Lodging and recreation -- 20.8%
  7,175 Brunswick Corporation.............................. $   355,163
  3,075 Four Seasons Hotels, Inc.(a).......................     251,504
  9,158 Kerzner International, Ltd.++......................     549,938
  7,495 Las Vegas Sands Corporation++......................     359,760
 14,877 Royal Caribbean Cruises, Ltd.(a)...................     809,904
373,888 Shangri-La Asia, Ltd.(degrees).....................     536,345
 12,638 Wynn Resorts, Ltd.++...............................     845,734
                                                            -----------
                                                              3,708,348
                                                            -----------
        Medical devices and supplies -- 2.8%
 17,323 Wright Medical Group, Inc.++.......................     493,706
                                                            -----------
        Networking and telecommunications equipment -- 2.8%
 11,879 QUALCOMM, Inc......................................     503,670
                                                            -----------
        Pharmaceuticals -- 2.8%
  9,095 Genentech, Inc.++..................................     495,132
                                                            -----------
        Publishing and advertising --2.0%
  5,178 Getty Images, Inc.++...............................     356,505
                                                            -----------
        Railroads, trucking and shipping -- 3.0%
  5,386 FedEx Corporation..................................     530,467
                                                            -----------
        Real Estate Investment Trusts (REITs) -- 3.5%
 40,938 Government Properties Trust, Inc...................     403,649
  3,649 Redwood Trust, Inc.................................     226,566
                                                            -----------
                                                                630,215
                                                            -----------
        Restaurants -- 1.9%
  7,011 Yum! Brands, Inc...................................     330,779
                                                            -----------
        Software -- 3.1%
  9,092 Electronic Arts, Inc.++............................     560,795
                                                            -----------
        Specialty stores -- 3.2%
 16,211 PETsMart, Inc......................................     575,977
                                                            -----------
        Telecommunications services -- 2.0%
 14,011 Cincinnati Bell, Inc.++............................      58,146
 18,076 Crown Castle International Corporation++...........     300,784
                                                            -----------
                                                                358,930
                                                            -----------
        Total common stocks
          (Cost $13,221,683)...............................  17,161,844
                                                            -----------

                      See notes to financial statements.

Nations Funds

Nations Separate Account Trust -- Marsico 21st Century Portfolio

Schedule of investments(continued)                            December 31, 2004

Principal
 Amount                                                             Value
---------                                                        -----------
            Convertible bonds and notes -- 0.6%
             (Cost $96,675)
            Lodging and recreation -- 0.6%
$  94,000   Kerzner International Ltd.,
             2.375% 04/15/24............................         $   114,328
                                                                 -----------

 Shares
 ------
            Affiliated investment companies -- 8.2%
             (Cost $1,457,739)
1,457,739   Nations Cash Reserves, Capital Class Shares#           1,457,739
                                                                 -----------
            Total investments
             (Cost $14,776,097*)........................ 104.9%   18,733,911
                                                                 -----------
            Total other assets and liabilities (net)....  (4.9)%    (880,037)
                                                         -----   -----------
            Net assets.................................. 100.0%  $17,853,874
                                                         =====   ===========
--------
*  Federal income tax information (see Note 10).

++ Non-income producing security.

^ Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

# Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 9). The portion that represents cash collateral is $416,739.

(a)All or portion of security was on loan at December 31, 2004. The aggregate cost and market value of securities on loan at December 31, 2004, is $319,073 and $401,265, respectively.

ABBREVIATIONS:
LTD -- Limited

At December 31, 2004, the Portfolio held investments in the following sectors:

                                      % of net
Sector                                 assets
------                                --------
Lodging and recreation                  21.4%
Finance -- Miscellaneous                11.4
Health services                          7.9
Diversified electronics                  4.4
Consumer credit and mortgages            4.0
Investment services                      3.7
Real Estate Investment Trusts (REITs)    3.5
Specialty stores                         3.2
Chemicals -- Specialty                   3.2
Software                                 3.1
Railroads, trucking and shipping         3.0
Other                                   31.2
                                       -----
                                       100.0%
                                       =====

                      See notes to financial statements.

Nations Funds

Nations Separate Account Trust -- Marsico Growth Portfolio

Schedule of investments                                      December 31, 2004

Shares                                                               Value
------                                                            -----------
        Common stocks -- 98.6%
        Aerospace and defense -- 1.6%
 15,710 General Dynamics Corporation.......................       $ 1,643,266
 15,349 Lockheed Martin Corporation........................           852,637
                                                                  -----------
                                                                    2,495,903
                                                                  -----------
        Apparel and textiles -- 2.2%
 36,790 Nike, Inc., Class B................................         3,336,485
                                                                  -----------
        Beverages -- 0.7%
 19,894 PepsiCo, Inc.......................................         1,038,467
                                                                  -----------
        Chemicals -- Specialty -- 0.5%
 15,100 Monsanto Company...................................           838,805
                                                                  -----------
        Commercial banking -- 3.6%
114,555 Citigroup, Inc.....................................         5,519,260
                                                                  -----------
        Commercial services -- 3.7%
 48,940 eBay, Inc.++.......................................         5,690,743
                                                                  -----------
        Computers and office equipment -- 2.9%
106,934 Dell, Inc.++.......................................         4,506,199
                                                                  -----------
        Conglomerates -- 2.0%
 84,077 Tyco International, Ltd............................         3,004,912
                                                                  -----------
        Construction -- 0.8%
 11,460 KB Home............................................         1,196,424
                                                                  -----------
        Consumer credit and mortgages -- 3.1%
130,066 Countrywide Financial Corporation..................         4,813,743
                                                                  -----------
        Department and discount stores -- 1.4%
 40,777 Target Corporation.................................         2,117,550
                                                                  -----------
        Diversified manufacturing -- 4.8%
202,503 General Electric Company...........................         7,391,360
                                                                  -----------
        Finance -- Miscellaneous -- 5.8%
  8,992 Chicago Mercantile Exchange........................         2,056,470
116,259 SLM Corporation....................................         6,207,068
 13,263 UCBH Holdings, Inc.................................           607,711
                                                                  -----------
                                                                    8,871,249
                                                                  -----------
        Food and drug stores -- 0.8%
 28,596 CVS Corporation....................................         1,288,822
                                                                  -----------
        Health services -- 10.8%
 10,868 Pacificare Health Systems, Inc.++..................           614,259
 20,587 Quest Diagnostics, Inc.............................         1,967,088
147,889 UnitedHealth Group, Inc............................        13,018,668
  6,585 WellPoint, Inc.++..................................           757,275
                                                                  -----------
                                                                   16,357,290
                                                                  -----------
        Heavy machinery -- 3.2%
 50,257 Caterpillar, Inc...................................         4,900,560
                                                                  -----------
        Household products -- 2.4%
 67,948 Procter & Gamble Company...........................         3,742,576
                                                                  -----------
        Housing and furnishing -- 2.9%
 45,582 Lennar Corporation, Class A........................         2,583,587
  2,428 Lennar Corporation, Class B........................           126,766
 19,531 M.D.C. Holdings, Inc...............................         1,688,260
                                                                  -----------
                                                                    4,398,613
                                                                  -----------
        Insurance -- 0.3%
  3,755 Aetna, Inc.........................................           468,436
                                                                  -----------
        Investment services -- 3.8%
 24,076 Goldman Sachs Group, Inc...........................         2,504,867
 55,112 Merrill Lynch & Company, Inc.......................         3,294,044
                                                                  -----------
                                                                    5,798,911
                                                                  -----------
        Lodging and recreation -- 6.0%
  6,185 Brunswick Corporation..............................           306,158
 24,309 Four Seasons Hotels, Inc...........................         1,988,233
  9,910 Harley-Davidson, Inc...............................           602,033
 10,512 MGM Mirage, Inc.++.................................           764,643
 52,217 Royal Caribbean Cruises, Ltd.......................         2,842,692
 40,205 Wynn Resorts, Ltd.++...............................         2,690,519
                                                                  -----------
                                                                    9,194,278
                                                                  -----------
        Medical devices and supplies -- 7.6%
 51,888 Boston Scientific Corporation++....................         1,844,618
  8,066 Cardinal Health, Inc...............................           469,038
 45,792 Medtronic, Inc.....................................         2,274,489
 69,714 St. Jude Medical, Inc.++...........................         2,923,108
  6,776 Wright Medical Group, Inc.++.......................           193,116
 49,820 Zimmer Holdings, Inc.++............................         3,991,578
                                                                  -----------
                                                                   11,695,947
                                                                  -----------
        Networking and telecommunications equipment -- 5.7%
 70,453 Motorola, Inc......................................         1,211,792
178,170 QUALCOMM, Inc......................................         7,554,408
                                                                  -----------
                                                                    8,766,200
                                                                  -----------
        Pharmaceuticals -- 6.3%
120,488 Genentech, Inc.++..................................         6,559,366
112,739 Pfizer, Inc........................................         3,031,552
                                                                  -----------
                                                                    9,590,918
                                                                  -----------

                      See notes to financial statements.

Nations Funds

Nations Separate Account Trust -- Marsico Growth Portfolio

Schedule of investments (continued)                            December 31, 2004

 Shares                                                               Value
 ------                                                           ------------
            Publishing and advertising -- 0.6%
   14,303   Getty Images, Inc.++........................          $    984,762
                                                                  ------------
            Railroads, trucking and shipping -- 3.8%
   58,500   FedEx Corporation...........................             5,761,665
                                                                  ------------
            Restaurants -- 2.0%
   25,418   Starbucks Corporation++.....................             1,585,067
   32,029   Yum! Brands, Inc............................             1,511,128
                                                                  ------------
                                                                     3,096,195
                                                                  ------------
            Semiconductors -- 0.1%
    7,779   Freescale Semiconductor Inc., Class B++.....               142,822
                                                                  ------------
            Software -- 3.2%
   69,094   Electronic Arts, Inc.++.....................             4,261,718
   25,409   Microsoft Corporation.......................               678,674
                                                                  ------------
                                                                     4,940,392
                                                                  ------------
            Specialty stores -- 3.9%
   29,779   Bed Bath & Beyond, Inc.++...................             1,186,098
   69,239   Lowe's Companies, Inc.......................             3,987,474
   23,469   Tiffany & Company...........................               750,304
                                                                  ------------
                                                                     5,923,876
                                                                  ------------
            Steel -- 0.1%
    3,440   United States Steel Corporation.............               176,300
                                                                  ------------
            Telecommunications services -- 2.0%
   44,067   Telefonaktiebolaget LM Ericsson, ADR++......             1,387,670
   40,986   Verizon Communications, Inc.................             1,660,343
                                                                  ------------
                                                                     3,048,013
                                                                  ------------
            Total common stocks
             (Cost $109,786,408)........................           151,097,676
                                                                  ------------
            Affiliated investment companies -- 2.2%
             (Cost $3,292,000)
3,292,000   Nations Cash Reserves, Capital Class Shares#             3,292,000
                                                                  ------------
            Total investments
             (Cost $113,078,408*).......................  100.8%   154,389,676
                                                          -----   ------------
            Total other assets and liabilities (net)....   (0.8)%   (1,289,431)
                                                          -----   ------------
            Net assets..................................  100.0%  $153,100,245
                                                          =====   ============
--------
*  Federal income tax information (see Note 10).

++ Non-income producing security.

# Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

ABBREVIATIONS:
ADR -- American Depositary Receipt
LTD -- Limited

At December 31, 2004, the Portfolio held investments in the following sectors:

                                            % of net
Sector                                       assets
------                                      --------
Health services                               10.8%
Medical devices and supplies                   7.6
Pharmaceuticals                                6.3
Lodging and recreation                         6.0
Finance -- Miscellaneous                       5.8
Networking and telecommunications equipment    5.7
Diversified manufacturing                      4.8
Specialty stores                               3.9
Investment services                            3.8
Railroads, trucking and shipping               3.8
Other                                         41.5
                                             -----
                                             100.0%
                                             =====

                      See notes to financial statements.

Nations Funds

Nations Separate Account Trust -- Marsico MidCap Growth Portfolio

Schedule of investments                                      December 31, 2004

Shares                                                           Value
------                                                        -----------
          Common stocks -- 95.8%
          Aerospace and defense -- 0.9%
  3,840   Alliant Techsystems, Inc.++........................ $   251,059
  5,418   Rockwell Automation, Inc...........................     268,462
                                                              -----------
                                                                  519,521
                                                              -----------
          Apparel and textiles -- 1.4%
 14,150   Coach, Inc.++......................................     798,060
                                                              -----------
          Broadcasting and cable -- 2.5%
 73,610   Lions Gate Entertainment Corporation++.............     781,738
  7,824   Pixar, Inc.++......................................     669,813
                                                              -----------
                                                                1,451,551
                                                              -----------
          Chemicals -- Specialty -- 3.4%
 36,302   Monsanto Company...................................   2,016,576
                                                              -----------
          Commercial banking -- 5.5%
 20,933   Bank of Hawaii Corporation.........................   1,062,140
 25,327   East West Bancorp, Inc.............................   1,062,721
 33,978   South Financial Group, Inc.........................   1,105,305
                                                              -----------
                                                                3,230,166
                                                              -----------
          Computers and office equipment -- 0.8%
  6,997   NCR Corporation++..................................     484,402
                                                              -----------
          Consumer credit and mortgages -- 4.3%
 68,903   Countrywide Financial Corporation..................   2,550,100
                                                              -----------
          Diversified electronics -- 3.5%
 16,369   Harman International Industries, Inc...............   2,078,863
                                                              -----------
          Diversified manufacturing -- 1.8%
  5,598   Black & Decker Corporation.........................     494,471
 10,220   Ceradyne, Inc.++...................................     584,687
                                                              -----------
                                                                1,079,158
                                                              -----------
          Finance -- Miscellaneous -- 10.7%
 11,119   Chicago Mercantile Exchange........................   2,542,915
 30,609   MarketAxess Holdings, Inc.++.......................     520,659
 12,783   Moody's Corporation................................   1,110,204
 46,986   UCBH Holdings, Inc.................................   2,152,899
                                                              -----------
                                                                6,326,677
                                                              -----------
          Food and drug stores -- 1.9%
 12,044   Whole Foods Market, Inc............................   1,148,395
                                                              -----------
          Health services -- 6.3%
 31,028   AMERIGROUP Corporation++...........................   2,347,578
 21,210   Foxhollow Technologies, Inc.++.....................     521,554
  8,802   Quest Diagnostics, Inc.............................     841,031
                                                              -----------
                                                                3,710,163
                                                              -----------
          Heavy machinery -- 2.1%
  3,214   Cummins, Inc.......................................     269,301
  6,459   PACCAR, Inc........................................     519,820
  6,289   Parker-Hannifin Corporation........................     476,329
                                                              -----------
                                                                1,265,450
                                                              -----------
          Housing and furnishing -- 3.7%
 16,154   Toll Brothers, Inc.++..............................   1,108,326
 36,720   WCI Communities, Inc.++............................   1,079,568
                                                              -----------
                                                                2,187,894
                                                              -----------
          Investment services -- 2.6%
 38,114   Jefferies Group, Inc...............................   1,535,232
                                                              -----------
          Lodging and recreation -- 18.8%
 22,189   Brunswick Corporation..............................   1,098,356
 29,211   Kerzner International, Ltd.++......................   1,754,121
 24,249   Las Vegas Sands Corporation++......................   1,163,952
 18,073   MGM Mirage, Inc.++.................................   1,314,630
 39,642   Royal Caribbean Cruises, Ltd.......................   2,158,110
862,000   Shangri-La Asia, Ltd.^.............................   1,236,546
  9,704   Station Casinos, Inc...............................     530,615
 27,961   Wynn Resorts, Ltd.++...............................   1,871,150
                                                              -----------
                                                               11,127,480
                                                              -----------
          Medical devices and supplies -- 4.8%
 26,818   St. Jude Medical, Inc.++...........................   1,124,479
 60,806   Wright Medical Group, Inc.++.......................   1,732,971
                                                              -----------
                                                                2,857,450
                                                              -----------
          Networking and telecommunications equipment -- 2.4%
 33,188   QUALCOMM, Inc......................................   1,407,171
                                                              -----------
          Pharmaceuticals -- 0.8%
  8,441   Genzyme Corporation++..............................     490,169
                                                              -----------
          Publishing and advertising -- 2.4%
 17,150   Getty Images, Inc.++...............................   1,180,777
  5,328   Lamar Advertising Company++........................     227,932
                                                              -----------
                                                                1,408,709
                                                              -----------
          Railroads, trucking and shipping -- 2.9%
 21,194   Expeditors International of Washington, Inc........   1,184,321
  7,855   UTI Worldwide, Inc.................................     534,297
                                                              -----------
                                                                1,718,618
                                                              -----------
          Real estate -- 1.0%
  7,158   Brascan Corporation, Class A.......................     257,787
  4,913   The St. Joe Company................................     315,415
                                                              -----------
                                                                  573,202
                                                              -----------

                      See notes to financial statements.

Nations Funds

Nations Separate Account Trust -- Marsico MidCap Growth Portfolio

Schedule of investments (continued)            December 31, 2004

 Shares                                                             Value
 ------                                                          -----------
          Restaurants -- 2.5%
   12,090 The Cheesecake Factory, Inc.++..............           $   392,562
   23,053 Yum! Brands, Inc............................             1,087,641
                                                                 -----------
                                                                   1,480,203
                                                                 -----------
          Software -- 4.2%
    8,575 Adobe Systems, Inc..........................               537,996
   32,010 Electronic Arts, Inc.++.....................             1,974,376
                                                                 -----------
                                                                   2,512,372
                                                                 -----------
          Specialty stores -- 2.8%
   47,121 PETsMart, Inc...............................             1,674,209
                                                                 -----------
          Telecommunications services -- 1.8%
   64,663 Crown Castle International Corporation++....             1,075,992
                                                                 -----------
          Total common stocks
            (Cost $49,906,674)........................            56,707,783
                                                                 -----------
          Affiliated investment companies -- 4.7%
            (Cost $2,805,000).........................
2,805,000 Nations Cash Reserves, Capital Class Shares#             2,805,000
                                                                 -----------
          Total investments
            (Cost $52,711,674*)....................... 100.5%     59,512,783
                                                                 -----------
          Total other assets and liabilities (net)....  (0.5)%      (279,416)
                                                       -----     -----------
          Net assets.................................. 100.0%    $59,233,367
                                                       =====     ===========
--------
*  Federal income tax information (see Note 10).
++ Non-income producing security.
^ Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
# Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

ABBREVIATIONS:
LTD -- Limited
At December 31, 2004, the Portfolio held investments in the following sectors:

                              % of net
Sector                         assets
------                        --------
Lodging and recreation          18.8%
Finance -- Miscellaneous        10.7
Health services                  6.3
Commercial banking               5.5
Medical devices and supplies     4.8
Consumer credit and mortgages    4.3
Software                         4.2
Housing and furnishing           3.7
Diversified electronics          3.5
Chemicals -- Specialty           3.4
Other                           34.8
                               -----
                               100.0%
                               =====

                      See notes to financial statements.

Nations Funds

Nations Separate Account Trust -- Value Portfolio

Schedule of investments                                      December 31, 2004

Shares                                                  Value
------                                               -----------
         Common stocks -- 97.2%
         Aerospace and defense -- 4.9%
28,200   Goodrich (BF) Corporation.................. $   920,448
12,900   Northrop Grumman Corporation...............     701,244
20,125   United Technologies Corporation............   2,079,919
                                                     -----------
                                                       3,701,611
                                                     -----------
         Beverages -- 2.6%
19,700   Diageo plc, ADR............................   1,140,236
16,918   PepsiCo, Inc...............................     883,120
                                                     -----------
                                                       2,023,356
                                                     -----------
         Broadcasting and cable -- 1.0%
27,400   The Walt Disney Company....................     761,720
                                                     -----------
         Chemicals -- Basic -- 2.3%
10,700   PPG Industries, Inc........................     729,312
20,400   The Dow Chemical Company...................   1,010,004
                                                     -----------
                                                       1,739,316
                                                     -----------
         Chemicals -- Specialty -- 1.0%
13,900   Eastman Chemical Company...................     802,447
                                                     -----------
         Commercial banking -- 13.4%
62,100   Citigroup, Inc.............................   2,991,977
18,000   Mellon Financial Corporation...............     559,980
28,300   The Bank of New York Company, Inc..........     945,786
73,737   US Bancorp.................................   2,309,443
37,576   Wachovia Corporation.......................   1,976,498
22,400   Wells Fargo & Company......................   1,392,160
                                                     -----------
                                                      10,175,844
                                                     -----------
         Commercial services -- 2.2%
23,900   Cendant Corporation........................     558,782
37,700   Waste Management, Inc......................   1,128,738
                                                     -----------
                                                       1,687,520
                                                     -----------
         Computer services -- 1.0%
27,300   Accenture, Ltd.++..........................     737,100
                                                     -----------
         Computers and office equipment -- 2.6%
27,400   Hewlett-Packard Company....................     574,578
14,200   International Business Machines Corporation   1,399,836
                                                     -----------
                                                       1,974,414
                                                     -----------
         Department and discount stores -- 2.3%
13,300   Federated Department Stores, Inc...........     768,607
24,100   J.C. Penney Company, Inc...................     997,740
                                                     -----------
                                                       1,766,347
                                                     -----------
         Diversified electronics -- 1.0%
54,775   Flextronics International, Ltd.++..........     756,991
                                                     -----------
         Diversified manufacturing -- 3.9%
62,100   General Electric Company...................   2,266,650
20,900   Honeywell International, Inc...............     740,069
                                                     -----------
                                                       3,006,719
                                                     -----------
         Electric power -- Nuclear -- 5.2%
23,000   American Electric Power Company, Inc.......     789,820
14,700   DTE Energy Company.........................     634,011
37,600   Duke Energy Corporation....................     952,408
18,000   Exelon Corporation.........................     793,260
22,800   PG&E Corporation++.........................     758,784
                                                     -----------
                                                       3,928,283
                                                     -----------
         Financial services -- 1.1%
17,800   CIT Group, Inc.............................     815,596
                                                     -----------
         Health services -- 0.6%
11,100   Medco Health Solutions, Inc.++.............     461,760
                                                     -----------
         Heavy machinery -- 2.4%
 4,000   Caterpillar, Inc...........................     390,040
 7,800   Deere & Company............................     580,320
10,700   Ingersoll-Rand Company, Class A............     859,210
                                                     -----------
                                                       1,829,570
                                                     -----------
         Household products -- 1.3%
15,400   Kimberly-Clark Corporation.................   1,013,474
                                                     -----------
         Insurance -- 6.3%
 9,800   ACE, Ltd...................................     418,950
 6,000   Aetna, Inc.................................     748,500
49,300   Genworth Financial, Inc., Class A..........   1,331,100
27,700   Hartford Financial Services Group, Inc.....   1,919,887
 9,662   The St. Paul Travelers Companies, Inc......     358,170
                                                     -----------
                                                       4,776,607
                                                     -----------
         Integrated oil -- 8.7%
 8,200   BP Amoco plc, ADR..........................     478,880
12,800   ChevronTexaco Corporation..................     672,128
 8,000   ConocoPhillips.............................     694,640
61,000   Exxon Mobil Corporation....................   3,126,860
14,700   Royal Dutch Petroleum Company..............     843,486
47,600   The Williams Companies, Inc................     775,404
                                                     -----------
                                                       6,591,398
                                                     -----------
         Investment services -- 3.9%
10,000   Goldman Sachs Group, Inc...................   1,040,400
32,025   Merrill Lynch & Company, Inc...............   1,914,134
                                                     -----------
                                                       2,954,534
                                                     -----------
         Lodging and recreation -- 2.5%
 6,600   Carnival Corporation.......................     380,358
12,600   Harrah's Entertainment, Inc................     842,814
12,400   Starwood Hotels & Resorts Worldwide, Inc...     724,160
                                                     -----------
                                                       1,947,332
                                                     -----------

                      See notes to financial statements.

Nations Funds

Nations Separate Account Trust -- Value Portfolio

Schedule of investments (continued)                           December 31, 2004

    Shares                                                            Value
    ------                                                         -----------
             Medical devices and
             supplies -- 1.5%
    15,300   Abbott Laboratories..........................         $   713,745
    14,080   Hospira, Inc.++..............................             471,680
                                                                   -----------
                                                                     1,185,425
                                                                   -----------
             Metals and mining -- 2.2%
    31,600   Alcoa, Inc...................................             992,872
    17,200   Freeport-McMoran Copper & Gold, Inc., Class B             657,556
                                                                   -----------
                                                                     1,650,428
                                                                   -----------
             Oilfield services -- 1.9%
     9,080   ENSCO International, Inc.....................             288,199
    19,400   Halliburton Company..........................             761,256
     7,300   Nabors Industries, Ltd.++....................             374,417
                                                                   -----------
                                                                     1,423,872
                                                                   -----------
             Packaging and containers -- 0.6%
    15,700   Bemis Company, Inc...........................             456,713
                                                                   -----------
             Paper and forest products -- 1.7%
    17,300   International Paper Company..................             726,600
     8,100   Weyerhaeuser Company.........................             544,482
                                                                   -----------
                                                                     1,271,082
                                                                   -----------
             Pharmaceuticals -- 1.1%
    31,540   Pfizer, Inc..................................             848,111
                                                                   -----------
             Publishing and advertising -- 2.1%
    16,000   Dow Jones & Company, Inc.....................             688,960
    49,800   News Corporation Inc., Class B...............             929,268
                                                                   -----------
                                                                     1,618,228
                                                                   -----------
             Railroads, trucking and shipping -- 1.3%
    14,900   Union Pacific Corporation....................           1,002,025
                                                                   -----------
             Real Estate Investment Trusts (REITs) -- 3.7%
    18,900   Archstone-Smith Trust........................             723,870
    47,500   Equity Office Properties Trust...............           1,383,200
    39,700   Host Marriott Corporation++..................             686,810
                                                                   -----------
                                                                     2,793,880
                                                                   -----------
             Restaurants -- 1.0%
    23,484   McDonald's Corporation.......................             752,897
                                                                   -----------
             Semiconductors -- 1.7%
    39,100   Agilent Technologies, Inc.++.................             942,310
    22,600   Fairchild Semiconductor International, Inc.++             367,476
                                                                   -----------
                                                                     1,309,786
                                                                   -----------
             Specialty stores -- 1.7%
    25,900   Limited Brands, Inc..........................             596,218
    20,200   Staples, Inc.................................             680,942
                                                                   -----------
                                                                     1,277,160
                                                                   -----------
             Telecommunications services -- 3.6%
    20,700   BellSouth Corporation........................             575,253
    35,499   SBC Communications, Inc......................             914,809
    30,300   Verizon Communications, Inc..................           1,227,453
                                                                   -----------
                                                                     2,717,515
                                                                   -----------
             Tobacco -- 2.9%
    36,200   Altria Group, Inc............................           2,211,820
                                                                   -----------
             Total common stocks
              (Cost $61,707,462)..........................          73,970,881
                                                                   -----------
             Convertible preferred stocks -- 0.4%
              (Cost $214,073)
             Insurance -- 0.4%
     8,200   Genworth Financial, Inc......................             265,762
                                                                   -----------
             Affiliated investment companies -- 2.9%
              (Cost $2,240,000)...........................
 2,240,000   Nations Cash Reserves, Capital Class Shares#.           2,240,000
                                                                   -----------
             Total investments
              (Cost $64,161,535*)......................... 100.5%   76,476,643
                                                                   -----------
             Total other assets and liabilities (net).....  (0.5)%    (383,514)
                                                           =====   ===========
             Net assets................................... 100.0%  $76,093,129
                                                           =====   ===========
--------
*  Federal income tax information (see Note 10).

++ Non-income producing security.

# Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

ABBREVIATIONS:
ADR -- American Depositary Receipt
LTD -- Limited

At December 31, 2004, the Portfolio held investments in the following sectors:

                                           % of net
Sector                                      assets
------                                     --------
Commercial banking                           13.4%
Integrated oil                                8.7
Insurance                                     6.7
Electric power -- Nuclear                     5.2
Aerospace and defense                         4.9
Diversified manufacturing                     3.9
Investment services                           3.9
Real Estate Investment Trusts (REITs)         3.7
Telecommunications services                   3.6
Tobacco                                       2.9
Other                                        43.1
                                            -----
                                            100.0%
                                            =====

                      See notes to financial statements.

Nations Funds

Nations Separate Account Trust -- Asset Allocation Portfolio

 Schedule of investments                                    December 31, 2004

Principal
 amount                                                    Value
---------                                                 --------
          Asset-backed securities -- 3.2%
          Asset-backed -- Auto loans -- 2.7%
$15,962   AmeriCredit Automobile
           Receivables Trust, Series 2001-B,
           Class A4,
           5.370% 06/12/08............................... $ 16,159
 52,000   AmeriCredit Automobile
           Receivables Trust,
           Series 2004-BM, Class A3,
           2.070% 08/06/08...............................   51,112
 27,000   Bank One Auto Securitization Trust,
           Series 2003-1, Class A3,
           1.820% 09/20/07...............................   26,709
 65,000   BMW Vehicle Owner Trust,
           Series 2004-A, Class A4,
           3.320% 02/25/09...............................   64,718
  6,436   Ford Credit Auto Owner Trust,
           Series 2002-C, Class A4,
           3.790% 09/15/06...............................    6,459
 22,000   Ford Credit Auto Owner Trust,
           Series 2003-A, Class A4A,
           2.700% 06/15/07...............................   21,906
155,000   Ford Credit Auto Owner Trust,
           Series 2004-A, Class A4,
           3.540% 11/15/08...............................  154,596
  1,503   Honda Auto Receivables Owner
           Trust, Series 2002-3, Class A3,
           3.000% 05/18/06...............................    1,504
 80,000   Honda Auto Receivables Owner
           Trust, Series 2004-1, Class A4,
           3.060% 10/21/09...............................   79,160
 67,000   Household Automotive Trust,
           Series 2003-2, Class A3,
           2.310% 04/17/08...............................   66,516
 27,000   Nissan Auto Receivables Owner
           Trust, Series 2003-C, Class A4,
           2.700% 12/17/07...............................   26,783
 70,000   Volkswagen Auto Loan Enhanced
           Trust, Series 2003-2, Class A3,
           2.270% 10/22/07...............................   69,461
                                                          --------
                                                           585,083
                                                          --------
          Asset-backed -- Credit card receivables -- 0.5%
 10,180   American Express Credit Account
           Master, Series 2003-4, Class A,
           1.690% 01/15/09...............................    9,956
 53,000   Citibank Credit Card Issuance Trust,
           Series 2003-A5, Class A5,
           2.500% 04/07/08...............................   52,531
          Asset-backed -- Credit card
          receivables -- (continued)
 34,000   Discover Card Master Trust I,
           Series 2001-6, Class A,
           5.750% 12/15/08...............................   35,203
  7,645   Discover Card Master Trust I,
           Series 2002-4, Class A,
           2.463% 04/15/08...............................    7,649
                                                          --------
                                                           105,339
                                                          --------
          Total asset-backed securities
           (Cost $696,256)...............................  690,422
                                                          --------
 Shares
 ------
          Common stocks -- 63.3%
          Aerospace and defense -- 1.1%
  1,850   Boeing Company.................................   95,775
  1,911   Goodrich (BF) Corporation......................   62,375
    591   Lockheed Martin Corporation....................   32,830
    943   Northrop Grumman Corporation...................   51,261
                                                          --------
                                                           242,241
                                                          --------
          Automotive -- 1.0%
    396   AutoZone, Inc.++...............................   36,159
  5,348   Ford Motor Company.............................   78,295
  1,680   Lear Corporation...............................  102,496
                                                          --------
                                                           216,950
                                                          --------
          Beverages -- 1.9%
  1,220   Anheuser-Busch Companies, Inc..................   61,891
  1,897   Coca-Cola Company..............................   78,972
  1,200   Diageo plc, ADR................................   69,456
  4,405   Pepsi Bottling Group, Inc......................  119,111
  1,468   PepsiCo, Inc...................................   76,630
                                                          --------
                                                           406,060
                                                          --------
          Broadcasting and cable -- 1.6%
  3,928   Clear Channel Communications,
           Inc...........................................  131,548
  2,229   Entercom Communications
           Corporation++.................................   79,999
  5,272   Time Warner, Inc.++............................  102,488
    880   Viacom Inc., Class B...........................   32,023
                                                          --------
                                                           346,058
                                                          --------
          Building materials -- 0.6%
  1,335   American Standard Companies,
           Inc.++........................................   55,162
  1,229   Martin Marietta Materials, Inc.................   65,948
                                                          --------
                                                           121,110
                                                          --------
          Chemicals -- Basic -- 0.5%
    940   PPG Industries, Inc............................   64,070
  1,238   Rohm & Haas Company............................   54,757
                                                          --------
                                                           118,827
                                                          --------
          Commercial banking -- 6.2%
  8,146   Citigroup, Inc.................................  392,474
  1,447   City National Corporation......................  102,231
  1,942   Comerica, Inc..................................  118,501

                      See notes to financial statements.

Nations Funds

Nations Separate Account Trust -- Asset Allocation Portfolio

Schedule of investments                                        December 31, 2004

Shares                                                 Value
------                                               ----------
       Commercial banking -- (continued)
 2,490 Hibernia Corporation, Class A................ $   73,480
 1,671 Marshall and Ilsley Corporation..............     73,858
 1,550 Mellon Financial Corporation.................     48,221
 1,477 PNC Financial Services Group.................     84,839
 4,804 US Bancorp...................................    150,461
 2,868 Wachovia Corporation.........................    150,857
 1,641 Washington Mutual, Inc.......................     69,381
 1,487 Zions Bancorporation.........................    101,161
                                                     ----------
                                                      1,365,464
                                                     ----------
       Commercial services -- 0.6%
 3,079 Allied Waste Industries, Inc.++..............     28,573
 2,335 Ingram Micro, Inc.++.........................     48,568
 1,472 Waste Management, Inc........................     44,072
                                                     ----------
                                                        121,213
                                                     ----------
       Computer services -- 1.4%
 2,459 Accenture, Ltd.++............................     66,393
 1,434 Affiliated Computer Services, Inc., Class A++     86,312
 1,515 Computer Sciences Corporation++..............     85,401
 1,220 First Data Corporation.......................     51,899
 1,377 Synopsys, Inc.++.............................     27,017
                                                     ----------
                                                        317,022
                                                     ----------
       Computers and office equipment -- 1.7%
   953 Dell, Inc.++.................................     40,159
 1,687 Hewlett-Packard Company......................     35,376
 2,038 International Business Machines Corporation..    200,907
   653 NCR Corporation++............................     45,207
 1,166 Pitney Bowes, Inc............................     53,963
                                                     ----------
                                                        375,612
                                                     ----------
       Consumer credit and mortgages -- 1.3%
 1,202 Fannie Mae...................................     85,594
 1,297 Freddie Mac..................................     95,589
 3,867 MBNA Corporation.............................    109,011
                                                     ----------
                                                        290,194
                                                     ----------
       Department and discount stores -- 2.0%
 4,185 Dollar General Corporation...................     86,922
 1,450 J.C. Penney Company, Inc.....................     60,030
 1,300 Target Corporation...........................     67,509
 4,203 Wal-Mart Stores, Inc.........................    222,003
                                                     ----------
                                                        436,464
                                                     ----------
       Diversified electronics -- 1.1%
 2,010 Amphenol Corporation, Class A++..............     73,847
 1,528 Cooper Industries, Ltd.......................    103,736
   867 Harris Corporation...........................     53,572
                                                     ----------
                                                        231,155
                                                     ----------
       Diversified manufacturing -- 2.6%
   643 3M Company...................................     52,771
11,439 General Electric Company.....................    417,523
       Diversified manufacturing -- (continued)
 1,037 Harsco Corporation...........................     57,802
   933 Honeywell International, Inc.................     33,038
                                                     ----------
                                                        561,134
                                                     ----------
       Electric power -- Nuclear -- 1.3%
 2,497 American Electric Power Company, Inc.........     85,747
 1,604 DTE Energy Company...........................     69,181
 1,766 Entergy Corporation..........................    119,363
                                                     ----------
                                                        274,291
                                                     ----------
       Exploration and production -- 0.7%
 1,262 Anadarko Petroleum Corporation...............     81,791
 1,029 Newfield Exploration Company++...............     60,762
                                                     ----------
                                                        142,553
                                                     ----------
       Finance -- Miscellaneous -- 0.8%
 1,106 Capital One Financial Corporation............     93,136
 1,884 H & R Block, Inc.............................     92,316
                                                     ----------
                                                        185,452
                                                     ----------
       Food and drug stores -- 0.2%
 1,504 SUPERVALU, Inc...............................     51,918
                                                     ----------
       Food products -- 0.8%
 2,692 Kellogg Company..............................    120,224
 3,529 Tyson Foods Inc., Class A....................     64,934
                                                     ----------
                                                        185,158
                                                     ----------
       Health services -- 1.6%
 2,370 Health Net, Inc.++...........................     68,422
   675 Quest Diagnostics, Inc.......................     64,496
 2,269 Triad Hospitals, Inc.++......................     84,429
 1,499 UnitedHealth Group, Inc......................    131,958
                                                     ----------
                                                        349,305
                                                     ----------
       Heavy machinery -- 0.6%
   812 Cummins, Inc.................................     68,038
   637 Illinois Tool Works, Inc.....................     59,037
                                                     ----------
                                                        127,075
                                                     ----------
       Household products -- 0.9%
 2,728 Procter & Gamble Company.....................    150,258
 1,066 The Estee Lauder Companies, Inc., Class A....     48,791
                                                     ----------
                                                        199,049
                                                     ----------
       Housing and furnishing -- 0.6%
   941 Lennar Corporation, Class A..................     53,336
 1,806 The Stanley Works............................     88,476
                                                     ----------
                                                        141,812
                                                     ----------
       Insurance -- 3.6%
 1,989 ACE, Ltd.....................................     85,030
   606 Aetna, Inc...................................     75,599
   710 Ambac Financial Group, Inc...................     58,312
 2,598 American International Group, Inc............    170,611
 1,191 Endurance Specialty Holdings, Ltd............     40,732
 1,079 Hartford Financial Services Group, Inc.......     74,785

                      See notes to financial statements.

Nations Funds

Nations Separate Account Trust -- Asset Allocation Portfolio

Schedule of investments (continued)          December 31, 2004

Shares                                                      Value
------                                                     --------
       Insurance -- (continued)
 1,371 Lincoln National Corporation....................... $ 63,998
 1,391 Prudential Financial, Inc..........................   76,449
 1,691 The PMI Group, Inc.................................   70,599
 1,908 The St. Paul Travelers Companies, Inc..............   70,730
                                                           --------
                                                            786,845
                                                           --------
       Integrated oil -- 4.4%
   938 Apache Corporation.................................   47,435
 2,652 ChevronTexaco Corporation..........................  139,257
 1,427 ConocoPhillips.....................................  123,906
 8,382 Exxon Mobil Corporation............................  429,662
 2,966 Marathon Oil Corporation...........................  111,551
 2,228 Valero Energy Corporation..........................  101,151
                                                           --------
                                                            952,962
                                                           --------
       Investment services -- 2.5%
   921 Goldman Sachs Group, Inc...........................   95,821
 2,777 J.P. Morgan Chase & Company........................  108,331
   964 Legg Mason, Inc....................................   70,623
   985 Lehman Brothers Holdings, Inc......................   86,168
 2,209 Merrill Lynch & Company, Inc.......................  132,031
 1,142 State Street Corporation...........................   56,095
                                                           --------
                                                            549,069
                                                           --------
       Lodging and recreation -- 0.8%
 1,697 Brunswick Corporation..............................   84,001
 2,334 International Game Technology......................   80,243
                                                           --------
                                                            164,244
                                                           --------
       Medical devices and supplies -- 2.5%
 1,549 Abbott Laboratories................................   72,261
 1,185 Cardinal Health, Inc...............................   68,908
 4,840 Johnson & Johnson..................................  306,953
 1,945 Medtronic, Inc.....................................   96,608
                                                           --------
                                                            544,730
                                                           --------
       Metals and mining -- 0.6%
 1,841 Alcoa, Inc.........................................   57,844
   767 Phelps Dodge Corporation...........................   75,872
                                                           --------
                                                            133,716
                                                           --------
       Natural gas distribution -- 0.4%
 2,246 Sempra Energy......................................   82,383
                                                           --------
       Networking and telecommunications equipment -- 1.4%
 8,302 Cisco Systems, Inc.++..............................  160,229
 2,427 Motorola, Inc......................................   41,744
 1,287 QUALCOMM, Inc......................................   54,569
 7,014 Tellabs, Inc.++....................................   60,250
                                                           --------
                                                            316,792
                                                           --------
       Packaging and containers -- 0.5%
 2,442 Ball Corporation...................................  107,399
                                                           --------
       Pharmaceuticals -- 3.7%
   591 Allergan, Inc......................................   47,912
 3,201 Amgen, Inc.++......................................  205,344
 1,063 Eli Lilly and Company..............................   60,325
 1,486 Express Scripts, Inc.++............................  113,590
 1,190 Merck & Company, Inc...............................   38,247
10,755 Pfizer, Inc........................................  289,203
 2,600 Schering-Plough Corporation........................   54,288
                                                           --------
                                                            808,909
                                                           --------
       Publishing and advertising -- 0.7%
 1,193 Dow Jones & Company, Inc...........................   51,371
 1,205 McGraw-Hill Companies, Inc.........................  110,305
                                                           --------
                                                            161,676
                                                           --------
       Railroads, trucking and shipping -- 0.7%
   293 FedEx Corporation..................................   28,858
 1,467 United Parcel Service, Inc., Class B...............  125,369
                                                           --------
                                                            154,227
                                                           --------
       Restaurants -- 0.1%
   907 Brinker International, Inc.++......................   31,808
                                                           --------
       Semiconductors -- 2.7%
 8,911 Agere Systems, Inc., Class A++.....................   12,208
 3,910 ASML Holding NV++..................................   62,208
 9,256 Intel Corporation..................................  216,499
 1,395 Integrated Device Technology, Inc.++...............   16,126
 4,233 National Semiconductor Corporation++...............   75,982
 4,049 PerkinElmer, Inc...................................   91,062
 2,181 Texas Instruments, Inc.............................   53,696
 2,393 Xilinx, Inc........................................   70,952
                                                           --------
                                                            598,733
                                                           --------
       Software -- 2.1%
 1,994 Citrix Systems, Inc.++.............................   48,913
10,378 Microsoft Corporation..............................  277,196
 2,558 Quest Software, Inc.++.............................   40,800
 3,564 Symantec Corporation++.............................   91,809
                                                           --------
                                                            458,718
                                                           --------
       Specialty stores -- 2.0%
 1,675 Barnes & Noble, Inc.++.............................   54,052
 2,351 Home Depot, Inc....................................  100,482
 3,764 Limited Brands.....................................   86,647
 2,624 Sherwin-Williams Company...........................  117,110
 1,285 Staples, Inc.......................................   43,317
 1,442 TJX Companies, Inc.................................   36,237
                                                           --------
                                                            437,845
                                                           --------
       Telecommunications services -- 2.1%
 2,561 Nextel Communications, Inc., Class A++.............   76,830
 5,022 SBC Communications, Inc............................  129,417

                      See notes to financial statements.

Nations Funds

Nations Separate Account Trust -- Asset Allocation Portfolio

Schedule of investments (continued)                            December 31, 2004

 Shares                                                 Value
 ------                                              -----------
          Telecommunications services -- (continued)
 2,175    Sprint Corporation (FON Group)............ $    54,049
 4,782    Verizon Communications, Inc...............     193,719
                                                     -----------
                                                         454,015
                                                     -----------
          Tobacco -- 0.7%
 2,558    Altria Group, Inc.........................     156,294
                                                     -----------
          Unit investment trust -- 0.7%
 1,218    Standard & Poor's Depositary Receipts.....     147,220
                                                     -----------
          Total common stocks
           (Cost $11,431,113).......................  13,853,702
                                                     -----------
Principal
 amount
---------
          Corporate bonds and notes -- 9.0%
          Aerospace and defense -- 0.1%
$6,000    Boeing Company,
             5.125% 02/15/13........................       6,207
 9,000    Northrop Grumman Corporation,
             7.125% 02/15/11........................      10,328
 5,000    Raytheon Company,
             5.375% 04/01/13........................       5,209
                                                     -----------
                                                          21,744
                                                     -----------
          Automotive -- 0.4%
20,000    DaimlerChrysler NA Holdings Corporation,
             4.050% 06/04/08........................      19,959
28,000    Ford Motor Company,
             7.450% 07/16/31........................      28,161
 1,000    Ford Motor Credit Company,
             7.375% 02/01/11........................       1,078
13,000    General Motors Acceptance Corporation,
             6.150% 04/05/07........................      13,360
 9,000    General Motors Acceptance Corporation,
             6.875% 09/15/11........................       9,223
16,000    General Motors Acceptance Corporation,
             8.000% 11/01/31........................      16,446
 2,000    General Motors Corporation,
             8.250% 07/15/23........................       2,083
                                                     -----------
                                                          90,310
                                                     -----------
          Beverages -- 0.1%
 9,000    Anheuser-Busch Companies, Inc.,
             5.950% 01/15/33........................       9,711
22,000    Cadbury Schweppes plc,
             5.125% 10/01/13^.......................      22,393
                                                     -----------
                                                          32,104
                                                     -----------
          Broadcasting and cable -- 0.5%
 5,000    Clear Channel Communications, Inc.,
             6.000% 11/01/06........................       5,199
 9,000    Comcast Cable Communications, Inc.,
             7.125% 06/15/13........................      10,427
19,000    Liberty Media Corporation,
             3.500% 09/25/06........................      18,894
 5,000    Tele-Communications, Inc., Class A,
             9.875% 06/15/22........................       7,098
 6,000    The Walt Disney Company, MTN,
             5.500% 12/29/06........................       6,256
10,000    Time Warner Entertainment
          Company LP,
             7.250% 09/01/08........................      11,110
11,000    Time Warner, Inc.,
             9.125% 01/15/13........................      14,141
17,000    Time Warner, Inc.,
             7.625% 04/15/31........................      20,566
14,000    Viacom, Inc., Class B,
             5.625% 05/01/07........................      14,637
                                                     -----------
                                                         108,328
                                                     -----------
          Chemicals -- Basic -- 0.0%+
 4,000    The Dow Chemical Company,
             6.125% 02/01/11........................       4,381
 5,000    The Dow Chemical Company,
             7.375% 11/01/29........................       6,067
                                                     -----------
                                                          10,448
                                                     -----------
          Chemicals -- Specialty -- 0.1%
 6,000    E.I. du Pont de Nemours and Company,
             3.375% 11/15/07........................       5,977
 3,000    Eastman Chemical Company,
             3.250% 06/15/08........................       2,928
 7,000    Eastman Chemical Company,
             6.300% 11/15/18........................       7,573
 3,000    Praxair, Inc.,
             4.750% 07/15/07........................       3,088
 7,000    Praxair, Inc.,
             6.500% 03/01/08........................       7,571
                                                     -----------
                                                          27,137
                                                     -----------
          Commercial banking -- 1.6%
33,000    Bank One Corporation,
             6.000% 08/01/08........................      35,319
 8,000    Citigroup, Inc.,
             6.000% 02/21/12........................       8,752
37,000    Citigroup, Inc.,
             5.000% 09/15/14^.......................      37,178
19,000    First Union National Bank,
             5.800% 12/01/08........................      20,284
18,000    J.P. Morgan Chase & Company,
             7.250% 06/01/07........................      19,488
 8,000    Key Bank N.A.,
             7.000% 02/01/11........................       8,992
 4,000    Mellon Funding Corporation,
             4.875% 06/15/07........................       4,120

                      See notes to financial statements.

Nations Funds

Nations Separate Account Trust -- Asset Allocation Portfolio

Schedule of investments (continued)                            December 31, 2004

Principal
 amount                                                            Value
---------                                                         --------
          Commercial banking -- (continued)
$12,000   Mellon Funding Corporation,
             6.700% 03/01/08..................................... $ 13,028
 19,000   National City Bank,
             4.625% 05/01/13.....................................   18,807
 12,000   PNC Funding Corporation,
             5.750% 08/01/06.....................................   12,445
  9,000   Regions Financial Corporation,
             7.750% 09/15/24.....................................   11,136
  4,000   SouthTrust Bank N.A.,
             4.750% 03/01/13.....................................    3,968
 12,000   The Bank of New York, Inc., MTN, Series E,
             3.900% 09/01/07.....................................   12,096
 20,000   Union Planters Corporation,
             4.375% 12/01/10.....................................   19,964
 14,000   US Bank N.A., Minnesota,
             2.850% 11/15/06.....................................   13,882
 19,000   US Bank N.A., Minnesota,
             6.375% 08/01/11.....................................   21,101
 50,000   Wachovia Corporation,
             4.875% 02/15/14.....................................   49,833
  5,000   Washington Mutual, Inc.,
             2.400% 11/03/05.....................................    4,968
 20,000   Washington Mutual, Inc.,
             5.625% 01/15/07.....................................   20,828
 21,000   Washington Mutual, Inc.,
             4.625% 04/01/14.....................................   20,077
                                                                  --------
                                                                   356,266
                                                                  --------
          Commercial services -- 0.1%
 10,000   Waste Management, Inc.,
             7.375% 08/01/10.....................................   11,463
                                                                  --------
          Computers and office equipment -- 0.3%
 18,000   Hewlett-Packard Company,
             5.750% 12/15/06.....................................   18,741
 33,000   International Business Machines Corporation,
             4.875% 10/01/06.....................................   33,885
 19,000   International Business Machines Corporation,
             5.875% 11/29/32.....................................   20,093
                                                                  --------
                                                                    72,719
                                                                  --------
          Conglomerates -- 0.0%+
  7,000   General Electric Company,
             5.000% 02/01/13.....................................    7,182
                                                                  --------
          Construction -- 0.1%
 11,000   Toll Brothers, Inc.,
             4.950% 03/15/14.....................................   10,769
                                                                  --------
          Consumer credit and mortgages -- 0.4%
 18,000   American Express Company,
             5.500% 09/12/06.....................................   18,643
  3,000   American Express Company,
             3.750% 11/20/07.....................................    3,015
 13,000   American Express Company,
             4.750% 06/17/09.....................................   13,401
  5,000   American General Finance Corporation, MTN, Series H,
             2.750% 06/15/08.....................................    4,807
 36,000   Countrywide Home Loans, Inc., MTN, Series J,
             5.500% 08/01/06.....................................   37,125
                                                                  --------
                                                                    76,991
                                                                  --------
          Consumer products -- 0.0%+
  6,000   Fortune Brands, Inc.,
             2.875% 12/01/06.....................................    5,944
                                                                  --------
          Department and discount stores -- 0.3%
  3,000   Target Corporation,
             3.375% 03/01/08.....................................    2,974
 11,000   Target Corporation,
             5.400% 10/01/08.....................................   11,624
  9,000   Target Corporation,
             5.375% 06/15/09.....................................    9,527
 10,000   Target Corporation,
             5.875% 03/01/12.....................................   10,889
  5,000   Wal-Mart Stores, Inc.,
             5.450% 08/01/06.....................................    5,172
  8,000   Wal-Mart Stores, Inc.,
             4.550% 05/01/13.....................................    8,075
                                                                  --------
                                                                    48,261
                                                                  --------
          Electric power -- Non nuclear -- 0.3%
  7,000   Consolidated Edison Company of New York,
             4.700% 06/15/09.....................................    7,196
  9,000   Consolidated Edison Company of New York, Series 2000-C,
             6.625% 12/15/05.....................................    9,293
  3,000   Dominion Resources, Inc.,
             5.000% 03/15/13(a)..................................    3,018
  7,000   Exelon Generation Company, LLC,
             5.350% 01/15/14.....................................    7,178
  1,000   New York State Electric & Gas,
             5.750% 05/01/23.....................................    1,022
  4,000   Pacific Gas and Electric Company,
             4.200% 03/01/11.....................................    3,955
  5,000   Pacific Gas and Electric Company,
             6.050% 03/01/34.....................................    5,193
 12,000   Pepco Holdings, Inc.,
             3.750% 02/15/06.....................................   12,059
  5,000   Public Service Electric & Gas Company, MTN, Series C,
             4.000% 11/01/08.....................................    5,002
                                                                  --------
                                                                    53,916
                                                                  --------

                      See notes to financial statements.

Nations Funds

Nations Separate Account Trust -- Asset Allocation Portfolio

Schedule of investments (continued)                            December 31, 2004

Principal
 amount                                                               Value
---------                                                            --------
          Electric power -- Nuclear -- 0.3%
$13,000   American Electric Power Company, Inc.,
             5.250% 06/01/15........................................ $ 13,127
  1,000   Energy East Corporation,
             6.750% 06/15/12........................................    1,121
 16,000   MidAmerican Energy Holdings, Series D,
             5.000% 02/15/14........................................   15,841
  6,000   Southern California Edison Company,
             5.000% 01/15/14........................................    6,097
  4,000   Southern California Edison Company,
             6.000% 01/15/34........................................    4,250
  9,000   Southern Company Capital Funding, Series A,
             5.300% 02/01/07........................................    9,411
  4,000   Southern Power Company, Series B,
             6.250% 07/15/12........................................    4,371
  7,000   Virginia Electric and Power Company, Series A,
             5.375% 02/01/07........................................    7,251
                                                                     --------
                                                                       61,469
                                                                     --------
          Energy -- Miscellaneous -- 0.0%+
  9,000   NiSource Finance Corporation,
             5.400% 07/15/14........................................    9,222
                                                                     --------
          Exploration and production -- 0.1%
  4,000   Devon Energy Corporation,
             7.950% 04/15/32........................................    5,111
 22,000   XTO Energy, Inc.,
             7.500% 04/15/12........................................   25,745
                                                                     --------
                                                                       30,856
                                                                     --------
          Finance -- Miscellaneous -- 0.7%
 13,000   Associates Corporation of North America,
             6.950% 11/01/18........................................   15,049
  9,000   Capital One Bank,
             5.000% 06/15/09........................................    9,267
  7,000   CIT Group, Inc.,
             7.375% 04/02/07........................................    7,558
  2,000   General Electric Capital Corporation, MTN, Series A,
             5.875% 02/15/12........................................    2,164
 34,000   General Electric Capital Corporation, MTN, Series A,
             6.750% 03/15/32........................................   39,796
 12,000   Household Finance Corporation,
             7.200% 07/15/06........................................   12,672
 11,000   Household Finance Corporation,
             5.875% 02/01/09........................................   11,754
  6,000   Household Finance Corporation,
             6.375% 11/27/12........................................    6,629
  4,000   International Lease Finance Corporation,
             4.500% 05/01/08........................................    4,051
 24,000   International Lease Finance Corporation,
             3.500% 04/01/09........................................   23,370
  8,000   National Rural Utilities Cooperative Finance Corporation,
             3.250% 10/01/07........................................    7,918
 11,000   National Rural Utilities Cooperative Finance Corporation,
             5.750% 08/28/09........................................   11,757
  6,000   National Rural Utilities Cooperative Finance Corporation,
           MTN, Series C,
             8.000% 03/01/32........................................    7,829
                                                                     --------
                                                                      159,814
                                                                     --------
          Food and drug stores -- 0.1%
 15,000   Fred Meyer, Inc.,
             7.450% 03/01/08........................................   16,538
  3,000   The Kroger Company,
             6.800% 04/01/11........................................    3,381
  3,000   The Kroger Company,
             6.750% 04/15/12........................................    3,387
                                                                     --------
                                                                       23,306
                                                                     --------
          Health services -- 0.1%
 18,000   Wellpoint Health Networks, Inc.,
             6.375% 06/15/06........................................   18,743
  8,000   Wellpoint Health Networks, Inc.,
             6.375% 01/15/12........................................    8,812
                                                                     --------
                                                                       27,555
                                                                     --------
          Heavy machinery -- 0.3%
 12,000   Caterpillar Financial Services Corporation,
             5.950% 05/01/06........................................   12,415
 20,000   Caterpillar Financial Services Corporation,
             4.500% 06/15/09........................................   20,419
  9,000   Caterpillar Financial Services Corporation, MTN, Series F,
             2.350% 09/15/06........................................    8,853
 12,000   John Deere Capital Corporation, MTN, Series D,
             3.125% 12/15/05........................................   11,982
                                                                     --------
                                                                       53,669
                                                                     --------
          Household products -- 0.0%+
  4,000   Procter & Gamble Company,
             4.750% 06/15/07........................................    4,116
                                                                     --------
          Insurance -- 0.4%
  3,000   Hartford Life, Inc.,
             7.375% 03/01/31........................................    3,581
  6,000   Mass Mutual Global Funding II,
             2.550% 07/15/08^.......................................    5,758
  6,000   MetLife, Inc.,
             5.375% 12/15/12........................................    6,222
  4,000   MetLife, Inc.,
             6.500% 12/15/32........................................    4,362

                      See notes to financial statements.

Nations Funds

Nations Separate Account Trust -- Asset Allocation Portfolio

Schedule of investments (continued)                            December 31, 2004

Principal
 amount                                                   Value
---------                                                --------
           Insurance -- (continued)
$  2,000   Nationwide Financial Services, Inc., Class A,
              5.900% 07/01/12........................... $  2,112
  17,000   Principal Life Global,
              6.250% 02/15/12^..........................   18,583
   4,000   Progressive Corporation,
              6.250% 12/01/32...........................    4,288
   2,000   Prudential Financial, Inc., MTN, Series B,
              4.500% 07/15/13...........................    1,933
  21,000   Prudential Funding LLC, MTN,
              6.600% 05/15/08^..........................   22,728
   3,000   The Hartford Financial Services Group, Inc.,
              2.375% 06/01/06...........................    2,945
   3,000   The Hartford Financial Services Group, Inc.,
              4.625% 07/15/13...........................    2,905
                                                         --------
                                                           75,417
                                                         --------
           Integrated oil -- 0.3%
  10,000   Conoco Funding Company,
              5.450% 10/15/06...........................   10,357
  17,000   Conoco Funding Company,
              6.350% 10/15/11...........................   18,975
  15,000   USX Corporation,
              6.650% 02/01/06...........................   15,528
                                                         --------
                                                           44,860
                                                         --------
           Investment services -- 1.2%
   9,000   Bear Stearns Companies, Inc.,
              5.700% 01/15/07...........................    9,371
  24,000   Bear Stearns Companies, Inc.,
              4.500% 10/28/10...........................   24,206
   7,000   Citigroup Global Markets Holdings, Inc.,
              6.500% 02/15/08...........................    7,579
   6,000   Credit Suisse First Boston USA, Inc.,
              5.875% 08/01/06...........................    6,236
  11,000   Credit Suisse First Boston USA, Inc.,
              6.125% 11/15/11...........................   11,995
   5,000   Goldman Sachs Group, Inc.,
              4.125% 01/15/08...........................    5,063
  57,000   Goldman Sachs Group, Inc.,
              5.700% 09/01/12...........................   60,421
  25,000   Lehman Brothers Holdings, Inc.,
              4.000% 01/22/08...........................   25,173
  11,000   Lehman Brothers Holdings, Inc.,
              7.000% 02/01/08...........................   12,018
   6,000   Lehman Brothers Holdings, Inc.,
              7.875% 08/15/10...........................    7,042
  12,000   Merrill Lynch & Company, Inc.,
              6.000% 02/17/09...........................   12,879
   9,000   Merrill Lynch & Company, Inc., MTN, Series B,
              2.070% 06/12/06...........................    8,927
   6,000   Merrill Lynch & Company, Inc., MTN, Series B,
              3.700% 04/21/08...........................    5,984
  60,000   Morgan Stanley,
              5.300% 03/01/13...........................   61,783
                                                         --------
                                                          258,677
                                                         --------
           Natural gas distribution -- 0.0%+
   4,000   Southern California Gas Company, Series HH,
              5.450% 04/15/18...........................    4,146
                                                         --------
           Natural gas pipelines -- 0.2%
   9,000   Consolidated Natural Gas Company, Series B,
              5.375% 11/01/06...........................    9,296
  18,000   Kinder Morgan, Inc.,
              6.650% 03/01/05...........................   18,117
  10,000   Teppco Partners, LP,
              7.625% 02/15/12...........................   11,539
                                                         --------
                                                           38,952
                                                         --------
           Oil refining and marketing -- 0.0%+
   8,000   Valero Energy Corporation,
              6.875% 04/15/12...........................    9,074
                                                         --------
           Paper and forest products -- 0.2%
   6,000   Champion International Corporation,
              7.350% 11/01/25...........................    6,924
   8,000   International Paper Company,
              4.250% 01/15/09...........................    8,029
   5,000   International Paper Company,
              5.850%** 10/30/12.........................    5,328
   5,000   MeadWestvaco Corporation,
              6.850% 04/01/12...........................    5,653
  12,000   MeadWestvaco Corporation,
              8.200% 01/15/30...........................   14,995
                                                         --------
                                                           40,929
                                                         --------
           Publishing and advertising -- 0.1%
   5,000   Knight-Ridder, Inc.,
              7.125% 06/01/11...........................    5,759
   3,000   News America Holdings, Inc.,
              9.250% 02/01/13...........................    3,866
   9,000   News America Holdings, Inc.,
              6.550% 03/15/33...........................    9,579
   7,000   News America Holdings, Inc.,
              8.150% 10/17/36...........................    8,882
   2,000   R. R. Donnelley & Sons Company,
              4.950% 04/01/14...........................    2,007
                                                         --------
                                                           30,093
                                                         --------

                      See notes to financial statements.

Nations Funds

Nations Separate Account Trust -- Asset Allocation Portfolio

Schedule of investments (continued)                            December 31, 2004

Principal
 amount                                                   Value
---------                                               ----------
          Railroads, trucking and shipping -- 0.1%
$  15,000 Burlington Northern Santa Fe Corporation,
           6.750% 07/15/11............................. $   16,958
                                                        ----------
          Real estate -- 0.0%+
    1,000 ERP Operating LP,
           5.200% 04/01/13.............................      1,021
                                                        ----------
          Real Estate Investment Trusts (REITs) -- 0.1%
    4,000 Health Care Property Investors, Inc.,
           6.450% 06/25/12.............................      4,380
   17,000 Simon Property Group Inc., LP,
           3.750% 01/30/09.............................     16,730
                                                        ----------
                                                            21,110
                                                        ----------
          Telecommunications services -- 0.5%
    3,000 AT&T Wireless Services, Inc.,
           8.125% 05/01/12.............................      3,627
    3,000 AT&T Wireless Services, Inc.,
           8.750% 03/01/31.............................      4,045
   12,000 BellSouth Corporation,
           5.000% 10/15/06.............................     12,338
    2,000 BellSouth Corporation,
           6.000% 10/15/11.............................      2,180
    3,000 BellSouth Telecommunications, Inc.,
           6.375% 06/01/28.............................      3,178
   23,000 SBC Communications, Inc.,
           5.750% 05/02/06.............................     23,737
    3,000 Sprint Capital Corporation,
           6.125% 11/15/08.............................      3,217
   13,000 Sprint Capital Corporation,
           8.750% 03/15/32.............................     17,320
    3,000 Verizon Global Funding Corporation,
           7.750% 12/01/30.............................      3,730
   20,000 Verizon New England, Inc.,
           6.500% 09/15/11.............................     22,001
   19,000 Verizon Pennsylvania, Inc., Series A,
           5.650% 11/15/11.............................     20,005
                                                        ----------
                                                           115,378
                                                        ----------
          Total corporate bonds and notes
           (Cost $1,916,195)...........................  1,960,204
                                                        ----------
          Foreign bonds and notes -- 0.7%
          Broadcasting and cable -- 0.0%+
    1,000 Rogers Cable, Inc.,
           6.250% 06/15/13.............................      1,003
                                                        ----------
          Building materials -- 0.0%+
    5,000 Hanson Overseas BV,
           6.750% 09/15/05.............................      5,119
                                                        ----------
          Commercial banking -- 0.1%
    4,000 HSBC Holdings plc,
           7.350% 11/27/32^............................      4,809
   10,000 Scotland International Finance,
           4.250% 05/23/13^............................      9,599
                                                        ----------
                                                            14,408
                                                        ----------
          Food products -- 0.0%+
    1,000 Unilever Capital Corporation,
           6.875% 11/01/05.............................      1,031
          Integrated oil -- 0.1%
   12,000 BP Capital Markets,
           2.750% 12/29/06.............................     11,877
    3,000 Suncor Energy, Inc.,
           5.950% 12/01/34.............................      3,145
                                                        ----------
                                                            15,022
                                                        ----------
          Metals and mining -- 0.1%
    4,000 Alcan, Inc.,
           6.450% 03/15/11.............................      4,447
    4,000 Alcan, Inc.,
           7.250% 03/15/31.............................      4,825
    4,000 BHP Finance USA, Ltd.,
           4.800% 04/15/13.............................      4,053
    6,000 Codelco, Inc.,
           5.500% 10/15/13^............................      6,246
                                                        ----------
                                                            19,571
                                                        ----------
          Publishing and advertising -- 0.0%+
    9,000 Thomson Corporation,
           5.250% 08/15/13.............................      9,316
                                                        ----------
          Railroads, trucking and shipping -- 0.1%
   10,000 Canadian National Railway Company,
           5.250% 08/15/13.............................     11,510
                                                        ----------
          Telecommunications services -- 0.3%
    4,000 British Telecommunications plc,
           8.375% 12/15/10.............................      4,803
    2,000 British Telecommunications plc,
           8.875% 12/15/30.............................      2,678
   21,000 Deutsche Telekom International Finance BV,
           5.250% 07/22/13.............................     21,600
   12,000 Deutsche Telekom International Finance BV,
           8.750% 06/15/30.............................     15,846
    1,000 France Telecom SA,
           7.750%** 03/01/11...........................      1,193

                      See notes to financial statements.

Nations Funds

Nations Separate Account Trust -- Asset Allocation Portfolio

Schedule of investments (continued)                            December 31, 2004

Principal
 amount                                                            Value
---------                                                        ----------
          Telecommunications services -- (continued)
$10,000   France Telecom SA,
           8.500%** 03/01/31.................................... $   13,556
 16,000   Telefonos de Mexico, SA,
           4.500% 11/19/08......................................     16,107
                                                                 ----------
                                                                     75,783
                                                                 ----------
          Total foreign bonds and notes
           (Cost $149,275)......................................    152,763
                                                                 ----------
          Mortgage-backed securities -- 12.6%
          Collateralized Mortgage Obligation (CMO) -- 0.9%
195,483   MLCC Mortgage Investors, Inc.,
          Series 2003-G, Class A1,
           2.649% 01/25/29##....................................    195,416
                                                                 ----------
          Commercial mortgage-backed securities -- 0.7%
 32,000   Bear Stearns Commercial Mortgage
          Securities, Series 2003-T12,
          Class A4,
           4.680% 08/13/39(a)##.................................     31,956
 73,000   Morgan Stanley Capital,
          Series 2003-IQ6, Class A4,
           4.970% 12/15/41##....................................     74,246
 37,582   PNC Mortgage Acceptance
          Corporation, Series 2001-C1,
          Class A1,
           5.910% 03/12/34##....................................     39,501
                                                                 ----------
                                                                    145,703
                                                                 ----------
          Federal Home Loan Mortgage Corporation
           (FHLMC) Certificates -- 0.2%
 43,453    6.500% 11/01/32##....................................     45,627
                                                                 ----------
          Federal National Mortgage Association
           (FNMA) Certificates -- 9.5%
733,000    5.000% 01/15/20(b)...................................    744,452
  4,945    6.500% 12/01/31##....................................      5,191
 10,079    6.500% 05/01/33......................................     10,581
500,000    5.000% 01/15/35(b)...................................    495,938
300,000    5.500% 01/15/35(b)...................................    304,500
500,000    6.500% 01/15/35(b)...................................    524,219
                                                                 ----------
                                                                  2,084,881
                                                                 ----------
          Government National Mortgage Association
           (GNMA) Certificates -- 1.3%
  3,706    7.000% 06/15/32......................................      3,939
274,000    5.500% 01/15/35(b)...................................    279,566
                                                                 ----------
                                                                    283,505
                                                                 ----------
          Total mortgage-backed securities
           (Cost $2,753,650)....................................  2,755,132
                                                                 ----------
          Sovereign government bonds and
            notes -- 0.9%
 16,000   Hellenic Republic,
           6.950% 03/04/08......................................     17,575
 24,000   Quebec (Province of),
           7.500% 09/15/29##....................................     31,206
 15,000   Region of Lombardy,
           5.804% 10/25/32......................................     15,947
  4,000   Republic of Chile,
           5.500% 01/15/13......................................      4,203
 11,000   Republic of Italy,
           2.750% 12/15/06......................................     10,909
 39,000   Republic of Italy,
           3.750% 12/14/07##....................................     39,089
 16,000   Republic of Poland,
           5.250% 01/15/14......................................     16,500
 11,000   Republic of South Africa,
           6.500% 06/02/14......................................     12,045
 26,000   United Mexican States,
           8.375% 01/14/11##....................................     30,537
 23,000   United Mexican States,
           7.500% 04/08/33##....................................     24,840
                                                                 ----------
          Total sovereign government bonds and notes
           (Cost $196,387)......................................    202,851
                                                                 ----------
          U.S. Government and agency obligations -- 2.4%
          Collateralized Mortgage Obligation (CMO) -- 0.7%
160,000   Federal Home Loan Mortgage
           Corporation, Series 2689,
           Class PC,
           4.000% 09/15/15##....................................    159,083
                                                                 ----------
          Federal Farm Credit Bank (FFCB) -- 0.1%
 15,000    2.500% 03/15/06......................................     14,901
                                                                 ----------
          Federal Home Loan Bank (FHLB) -- 0.1%
 25,000    5.800% 09/02/08##....................................     26,777
                                                                 ----------
          Federal Home Loan Mortgage Corporation (FHLMC) -- 0.6%
 28,000    3.875% 02/15/05##....................................     28,048
 50,000    3.625% 09/15/08##....................................     50,018

                      See notes to financial statements.

Nations Funds
Nations Separate Account Trust -- Asset Allocation Portfolio

Schedule of investments (continued)                          December 31, 2004

Principal
 amount                                           Value
---------   ----------------------------------- ----------
            Federal Home Loan Mortgage
              Corporation -- (continued)
  $19,000     6.625% 09/15/09.................. $   21,248
   20,000     6.750% 03/15/31..................     24,307
                                                ----------
                                                   123,621
                                                ----------
            Federal National Mortgage
              Association (FNMA) -- 0.9%
   13,000     2.875% 10/15/05..................     13,000
   85,000     5.250% 01/15/09##................     89,735
  100,000     4.375% 09/15/12##................    100,040
                                                ----------
                                                   202,775
                                                ----------
            Total U.S. Government and agency
              obligations
              (Cost $520,911)..................    527,157
                                                ----------
            U.S. Treasury obligations -- 6.6%
            U.S. Treasury bonds -- 0.8%
  145,000     6.250% 08/15/23##................    169,758
                                                ----------
            U.S. Treasury Inflation
              Index -- 0.7%
  146,578     3.625% 01/15/08##................    159,661
                                                ----------
            U.S. Treasury notes -- 3.7%
  200,000     1.500% 02/28/05##................    199,848
   50,000     1.625% 03/31/05##................     49,922
   50,000     2.000% 05/15/06##................     49,410
   90,000     2.750% 06/30/06##................     89,757
   70,000     2.375% 08/15/06##................     69,336
   50,000     3.125% 05/15/07##................     49,975
   50,000     2.750% 08/15/07(a)...............     49,451
   60,000     3.250% 08/15/07##................     60,089
  140,000     3.250% 01/15/09##................    138,785
   20,000     3.875% 05/15/09(a)...............     20,295
   40,000     3.625% 07/15/09##................     40,116
                                                ----------
                                                   816,984
                                                ----------
            U.S. Treasury strips -- 1.4%
  125,000   Interest only,
              4.347% 11/15/13##................     85,349
  210,000   Interest only,
              5.148% 05/15/23##................     82,533
   60,000   Principal only,
              2.255% 05/15/05##................     59,496
            U.S. Treasury strips -- (continued)
$173,000    Principal only,
              5.068% 11/15/21##................ $   74,352
                                                ----------
                                                   301,730
                                                ----------
            Total U.S. Treasury obligations
              (Cost $ 1,439,661)...............  1,448,133
                                                ----------
 Shares
 ------
            Affiliated investment
              companies -- 11.5%
              (Cost $ 2,520,161)
2,520,161.. Nations Cash Reserves, Capital
              Class Shares#....................  2,520,161
                                                ----------

      Non-affiliated investment
        companies -- 1.0%
        (Cost $201,223)
3,236 iShares Russell 1000 Index Fund             210,146
                                              -----------
      Total investments
        (Cost $21,824,832)........... 111.2%   24,320,671
                                              -----------
      Total other assets and
        liabilities (net)............ (11.2)%  (2,452,356)
                                      -----   -----------
      Net assets..................... 100.0%  $21,868,315
                                      =====   ===========
--------
*   Federal income tax information (see Note 10).

** Variable rate note. The interest rate shown reflects the rate in effect at December 31, 2004.

*** Zero coupon security. The rate shown reflects the yield to maturity at December 31, 2004.

++  Non-income producing security.

^ Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

+   Amount represents less than 0.1%.

# Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 9). The portion that represents cash collateral is $108,161.

##  All or a portion of security segregated as collateral for TBA.

(a) All or portion of security was on loan at December 31, 2004. The aggregate cost and market value of securities on loan at December 31, 2004, is $104,841 and $105,509, respectively.

(b) TBA - Securities purchased on a forward commitment basis.

ABBREVIATIONS:
LTD -- Limited
MTN - Medium Term Note

                      See notes to financial statements.

Nations Funds

Nations Separate Account Trust -- Asset Allocation Portfolio

              Schedule of investments      December 31, 2004
                    (continued)

At December 31, 2004, the Portfolio held investments in the following security types:

                                       % of net
Security type                           assets
-------------------------------------- --------
Common stocks                            63.3%
Mortgage-backed securities               12.6
Corporate bonds and notes                 9.0
U.S. Treasury obligations                 6.6
Asset-backed securities                   3.2
U.S. Government and agency obligations    2.4
Sovereign government bonds and notes      0.9
Foreign bonds and notes                   0.7
Non-affiliated investment companies       1.0
Affiliated investment companies          11.5
Other assets and liabilities, net       (11.2)
                                        -----
                                        100.0%
                                        =====

At December 31, 2004, the Portfolio held investments in the following sectors:

                                      % of net
Sector                                 assets
------------------------------------- --------
Federal National Mortgage Association
(FNMA) Certificates                      9.5%
Commercial banking                       7.9
Integrated oil                           4.8
Insurance                                4.0
Investment services                      3.7
U.S. Treasury notes                      3.7
Pharmaceuticals                          3.7
Telecommunications services              2.9
Semiconductors                           2.7
Diversified manufacturing                2.6
Other                                   54.5
                                       -----
                                       100.0%
                                       =====

                      See notes to financial statements.

Nations Funds
Nations Separate Account Trust -- High Yield Bond Portfolio

              Schedule of investments          December 31, 2004

Principal
 amount                                      Value
---------                                  ----------
          Asset backed
            securities -- 0.4%
          Asset-backed -- Other -- 0.4%
            (Cost $ 408,771)
$407,737  Gilroy Asset Receivable Loan,
            (Credit Suisse First Boston),
            10.000% 09/30/14(f)(g)........ $  407,737
                                           ----------
 Shares
 ------
          Common stocks -- 1.5%
          Automotive -- 0.4%
28,100    Goodyear Tire & Rubber
            Company++(a)..................    411,946
                                           ----------
          Broadcasting and
            cable -- 0.5%
58,601    UnitedGlobalCom, Inc.,
            Class A++.....................    566,086
                                           ----------
          Health services -- 0.1%
56        Fountain View, Inc.++(e)(f).....        896
28,658    QuadraMed Corporation++(f)......     71,645
                                           ----------
                                               72,541
                                           ----------
          Metals and mining -- 0.3%
25,603    ACP Holding Company++(f)........     45,445
16,116    Thermadyne Holdings
            Corporation++(f)..............    211,926
                                           ----------
                                              257,371
                                           ----------
          Paper and forest
            products -- 0.1%
8,000     Abitibi-Consolidated, Inc.......     55,360
                                           ----------
          Telecommunications
            services -- 0.1%
5,619     Globix Corporation++(f).........     20,228
31,905    Neon Communications,
            Inc.++(e)(f)..................     39,881
1,774     Remote Dynamics, Inc.++.........      1,792
2,290     US Unwired, Inc.++..............     10,992
                                           ----------
                                               72,893
                                           ----------
          Total common stocks
            (Cost $1,075,272).............  1,436,197
                                           ----------
Principal
 amount
---------
          Convertible bonds and
            notes -- 2.5%
          Airlines -- 0.1%
$155,000  Delta Air Lines, Inc.,
            8.000% 06/03/23(a)............    102,106
                                           ----------

Principal
 amount                                      Value
---------                                  ----------
          Computer services -- 0.1%
$90,000   Electronic Data Systems
            Corporation,
            3.875% 07/15/23............... $   95,063
                                           ----------
          Finance --
            Miscellaneous -- 0.2%
200,000   Providian Financial Corporation,
            3.250% 08/15/05...............    199,750
                                           ----------
          Health services -- 0.8%
590,000   Laboratory Corporation,
            1.050%*** 09/11/21............    455,037
170,000   Lincare Holdings, Inc.,
            3.000% 06/15/33...............    181,687
85,000    Lincare Holdings, Inc.,
            3.000% 06/15/33^..............     90,844
                                           ----------
                                              727,568
                                           ----------
          Insurance -- 0.1%
55,000    Loews Corporation,
            3.125% 09/15/07...............     54,038
                                           ----------
          Networking and
            telecommunications
            equipment -- 0.5%
425,000   CIENA Corporation,
            3.750% 02/01/08...............    377,188
170,000   Riverstone Networks, Inc.,
          3.750% 12/01/06^(b).............    154,700
                                           ----------
                                              531,888
                                           ----------
          Semiconductors -- 0.7%
705,000   LSI Logic Corporation,
            4.000% 11/01/06(a)............    697,069
                                           ----------
          Telecommunications
            services -- 0.0%+
296,350   At Home Corporation, Series A,
            4.750% 12/15/06(b)............     40,007
                                           ----------
          Total Convertible bonds and
            notes
            (Cost $2,416,214).............  2,447,489
                                           ----------
          Corporate bonds and
            notes -- 64.1%
          Aerospace and
            defense -- 0.8%
105,000   BE Aerospace, Inc.,
            8.500% 10/01/10...............    115,500
120,000   BE Aerospace, Inc., Series B,
            8.000% 03/01/08(a)............    120,150
210,000   BE Aerospace, Inc., Series B,
            8.875% 05/01/11(a)............    219,450

                      See notes to financial statements.

Nations Funds

Nations Separate Account Trust -- High Yield Bond Portfolio

              Schedule of investments          December 31, 2004
                    (continued)

     Principal
        amount                                   Value
---------                                      ----------
                 Aerospace and
                   defense -- (continued)
 $185,000        Sequa Corporation,
                 9.000% 08/01/09.............. $  208,588
110,000          Sequa Corporation, Series B,
                 8.875% 04/01/08..............    120,450
                                               ----------
                                                  784,138
                                               ----------
                 Airlines -- 2.0%
 49,661          American Airlines, Inc.,
                   Series 2001-1,
                   7.377% 05/23/19............     34,817
434,785          Continental Airlines, Inc.,
                   Series A,
                   7.875% 07/02/18............    419,629
135,000          Delta Air Lines, Inc.,
                   10.000% 08/15/08(a)........     99,563
320,000          Delta Air Lines, Inc.,
                   10.375% 02/01/11...........    195,200
 15,000          Delta Air Lines, Inc.,
                   9.750% 05/15/21(a).........      7,650
150,000          Delta Air Lines, Inc.,
                   10.375% 12/15/22(a)........     76,500
920,000          Delta Air Lines, Inc.,
                   8.300% 12/15/29(a).........    446,199
170,000          Northwest Airlines, Inc.,
                   8.875% 06/01/06(a).........    163,200
165,000          Northwest Airlines, Inc.,
                   9.875% 03/15/07(a).........    148,913
470,000          Northwest Airlines, Inc.,
                   10.000% 02/01/09(a)........    395,975
                                               ----------
                                                1,987,646
                                               ----------
                 Automotive -- 4.4%
123,624          Advanced Accessory Systems
                   Corporation,
                   10.750% 06/15/11(a)........    117,443
400,000          Amsted Industries, Inc.,
                   10.250% 10/15/11^..........    452,000
 70,000          ArvinMeritor, Inc.,
                   6.625% 06/15/07............     73,150
245,000          ArvinMeritor, Inc.,
                   8.750% 03/01/12............    282,975
425,000          Collins & Aikman Corporation,
                   12.875% 08/15/12^(a).......    367,094
170,000          Cooper Standard Auto,
                   7.000% 12/15/12(degrees)(a)    172,550
280,000          Dana Corporation,
                   9.000% 08/15/11(a).........    344,504
225,000          Goodyear Tire & Rubber
                   Company,
                   6.625% 12/01/06(a).........    235,125
 55,000            Goodyear Tire & Rubber
                 Company,
                   8.500% 03/15/07(a).........     58,850
 70,000          Goodyear Tire & Rubber
                   Company,
                   6.375% 03/15/08(a).........     70,350
905,000          Goodyear Tire & Rubber
                   Company,
                   11.000% 03/01/11^..........  1,052,062
                 Automotive -- (continued)
605,000          Mark IV Industries, Inc.,
                   7.500% 09/01/07............    589,874
120,000          Tenneco Automotive, Inc.,
                   Series B,
                   10.250% 07/15/13...........    141,600
410,000          Visteon Corporation,
                   7.000% 03/10/14(a).........    391,550
                                               ----------
                                                4,349,127
                                               ----------
                 Broadcasting and
                   cable -- 2.5%
235,000          Adelphia Communications
                   Corporation, Class A,
                   10.250% 11/01/06(a)(b).....    228,538
170,000          Adelphia Communications
                   Corporation, Class A,
                   9.375% 11/15/09(b).........    167,875
335,000          Adelphia Communications
                   Corporation, Class A,
                   10.250% 06/15/11(a)(b).....    339,188
 15,000          Adelphia Communications
                   Corporation, Series B,
                   9.250% 10/01/02(b).........     14,363
 70,000          Frontiervision Operating
                   Partners LP,
                   11.000% 10/15/06(b)........     91,700
215,000          Frontiervision Operating
                   Partners LP,
                   11.875% 09/15/07(b)........    287,025
 45,000          Frontiervision Operating
                   Partners LP, Series B,
                   11.875% 09/15/07(b)........     60,075
390,000          Paxson Communications
                   Corporation,
                   (0.000)% due 01/15/09
                   12.250% beginning 01/15/06.    364,649
315,000          Radio One, Inc., Series B,
                   8.875% 07/01/11............    342,955
235,000          Rainbow National Services
                   LLC,
                   10.375% 09/01/14^..........    264,963
155,000          Spanish Broadcasting System,
                   Inc.,
                   9.625% 11/01/09............    162,750
115,000          Young Broadcasting, Inc.,
                   8.500% 12/15/08............    123,050
                                               ----------
                                                2,447,131
                                               ----------
                 Building materials -- 0.4%
350,000          MMI Products, Inc., Series B,
                   11.250% 04/15/07...........    355,250
                                               ----------
                 Chemicals -- Basic -- 2.1%
295,000          Equistar Chemicals, LP,
                   7.550% 02/15/26............    291,313
380,000          Geo Sub Corporation,
                   11.000% 05/15/12...........    381,900
115,000          Lyondell Chemical Company,
                   9.500% 12/15/08............    124,775

                       See notes to financial statements

Nations Funds
Nations Separate Account Trust -- High Yield Bond Portfolio

              Schedule of investments          December 31, 2004
                    (continued)

Principal
   amount                                         Value
---------                                       ----------
           Chemicals --
             Basic -- (continued)
$410,000   Lyondell Chemical Company,
             10.500% 06/01/13(a)............... $  487,900
 125,000   Millennium America, Inc.,
             7.000% 11/15/06...................    130,000
 205,000   Millennium America, Inc.,
             7.625% 11/15/26...................    201,925
 350,000   Terra Capital, Inc.,
             12.875% 10/15/08..................    437,500
                                                ----------
                                                 2,055,313
                                                ----------
           Chemicals -- Specialty -- 1.3%
 250,000   Equistar Chemicals, LP,
             10.625% 05/01/11..................    290,000
 150,000   FMC Corporation,
             10.250% 11/01/09..................    172,125
 165,000   Foamex LP,
             10.750% 04/01/09..................    161,288
 175,000   Sovereign Specialty Chemicals, Inc.,
             11.875% 03/15/10..................    187,469
 510,000   Witco Corporation,
             7.750% 04/01/23...................    497,249
                                                ----------
                                                 1,308,131
                                                ----------
           Commercial services -- 3.1%
 129,000   CB Richard Ellis Services, Inc.,
             9.750% 05/15/10...................    147,060
 170,000   CB Richard Ellis Services, Inc.,
             11.250% 06/15/11..................    195,500
 490,000   Chemed Corporation,
             8.750% 02/24/11...................    512,050
 340,000   Dollar Financial Group, Inc.,
             9.750% 11/15/11...................    368,900
  75,000   Goodman Global Holding
             Company, Inc.,
             5.760% 06/15/12^..................     76,125
 235,000   Great Lakes Dredge & Dock
             Company,
             7.750% 12/15/13(a)................    213,850
 205,000   Interline Brands, Inc.,
             11.500% 05/15/11..................    230,625
 360,000   Language Line, Inc.,
             11.125% 06/15/12..................    381,600
 390,000   Vertrue, Inc.,
             9.250% 04/01/14...................    413,400
 475,000   Williams Scotsman, Inc.,
             10.000% 08/15/08..................    527,249
                                                ----------
                                                 3,066,359
                                                ----------
           Computer services -- 0.2%
  75,000   Electronic Data Systems
             Corporation,
             7.125% 10/15/09...................     82,603
  65,000   Electronic Data Systems
             Corporation,
             7.450% 10/15/29...................     70,232
  30,000   Electronic Data Systems
             Corporation, Series B,
             6.000% 08/01/13...................     31,677
                                                ----------
                                                   184,512
                                                ----------
           Computers and office
             equipment -- 0.5%
 105,000   Stratus Technologies, Inc.,
             10.375% 12/01/08..................     94,763
 220,000   Unisys Corporation,
             7.250% 01/15/05...................    220,000
  60,000   Unisys Corporation,
             8.125% 06/01/06...................     63,150
  85,000   Unisys Corporation,
             6.875% 03/15/10...................     90,950
                                                ----------
                                                   468,863
                                                ----------
           Conglomerates -- 0.1%
 120,000   Warner Music Group,
             7.375% 04/15/14^..................    123,000
                                                ----------
             Construction -- 1.2%
 350,000   Dayton Superior Corporation,
             10.750% 09/15/08..................    374,500
 405,000   The Shaw Group, Inc.,
             10.750% 03/15/10(a)...............    446,513
 158,000   URS Corporation,
             11.500% 09/15/09..................    181,700
 145,000   URS Corporation, Series B,
             12.250% 05/01/09(a)...............    154,425
                                                ----------
                                                 1,157,138
                                                ----------
           Consumer services -- 1.7%
 275,000   Jafra Cosmetics,
             10.750% 05/15/11..................    310,750
 565,000   Protection One, Inc.,
             7.375% 08/15/05...................    570,650
 340,000   Protection One, Inc., Series B,
             8.125% 01/15/09...................    326,400
 280,000   Rent-Way, Inc.,
             11.875% 06/15/10..................    315,350
  50,000   Service Corporation
             International,
             7.200% 06/01/06...................     52,000
 115,000   Service Corporation
             International,
             6.875% 10/01/07...................    119,744
                                                ----------
                                                 1,694,894
                                                ----------
           Diversified electronics -- 0.1%
 130,000   Knowles Electronics Holdings,
             Inc.,
             13.125% 10/15/09..................    135,525
                                                ----------

                      See notes to financial statements.

Nations Funds

Nations Separate Account Trust -- High Yield Bond Portfolio

              Schedule of investments      December 31, 2004
                    (continued)

Principal
 amount                                              Value
---------                                          ----------
          Diversified
           manufacturing -- 1.0%
$95,000   Dresser-Rand Group, Inc.,
           7.375% 11/01/14^....................... $   96,900
335,000   Invista,
           9.250% 05/01/12^.......................    373,525
265,000   Lone Star Technologies, Inc.,
           Series B,
           9.000% 06/01/11........................    283,550
215,000   Mueller Group, Inc.,
           10.000% 05/01/12.......................    234,350
                                                   ----------
                                                      988,325
                                                   ----------
          Electric power -- Non
           nuclear -- 5.5%
315,000   AES Corporation,
           7.750% 03/01/14........................    341,775
775,000   AES Corporation,
           9.000% 05/15/15^.......................    887,374
253,196   AES Eastern Energy LP,
           Series 1999-A,
           9.000% 01/02/17........................    287,378
150,000   AES Eastern Energy LP,
           Series 1999-B,
           9.670% 01/02/29........................    174,750
 91,699   Caithness Coso Funding
           Corporation, Series B,
           9.050% 12/15/09........................    100,869
 10,000   Calpine Corporation,
           7.625% 04/15/06(a).....................      9,825
 60,000   Calpine Corporation,
           8.750% 07/15/07(a).....................     52,500
100,000   Calpine Corporation,
           7.750% 04/15/09(a).....................     76,500
829,000   Calpine Corporation,
           8.500% 07/15/10^(a)....................    710,867
128,841   Cedar Brakes I LLC, Series B,
           8.500% 02/15/14........................    145,913
286,065   Cedar Brakes II LLC,
           9.875% 09/01/13........................    341,848
 70,000   Consumers Energy Company,
           6.250% 09/15/06........................     73,084
129,000   ESI Tractebel Acquisition
           Corporation, Series B,.................
           7.990% 12/30/11........................    136,229
170,000   Mirant Americas Generation
           LLC,
           8.300% 05/01/11(b).....................    179,775
 15,000   Mirant Americas Generation
           LLC,
           8.500% 10/01/21(b).....................     15,638
145,000   Mirant Americas Generation
           LLC,
           9.125% 05/01/31(a)(b)..................    151,163
100,000   Mirant Revolving Credit Facility
           (Citigroup),
           4.816% 01/15/05(b)(c)(f)(g)............     70,450
          Electric power -- Non
           nuclear -- (continued)
252,551   Mirant Revolving Credit Facility
           (J.P. Morgan Chase & Company),
           0.000% 07/17/05(b)(c)(f)(g)............    191,307
500,000   NRG Energy, Inc.,
           8.000% 12/15/13^.......................    545,000
285,000   PG&E Transmission Northwest,
           7.100% 06/01/05........................    289,501
100,000   Reliant Energy, Inc.,
           9.250% 07/15/10........................    111,500
 11,318   Salton Sea Funding, Series B,
           7.370% 05/30/05(f).....................     11,428
295,000   Southern California Edison
           Company,...............................
           8.000% 02/15/07........................    321,249
104,304   Tiverton/Rumford Power
           Association,
           9.000% 07/15/18^.......................     83,443
 80,000   Westar Energy, Inc.,
           7.875% 05/01/07........................     86,996
                                                   ----------
                                                    5,396,362
                                                   ----------
          Exploration and
           production -- 3.5%
845,000   El Paso Production Holding Company,
           7.750% 06/01/13........................    885,137
111,000   Energy Corporation of America, Series A,
           9.500% 05/15/07........................    106,005
440,000   Evergreen Resources, Inc.,
           5.875% 03/15/12........................    459,739
285,000   Exco Resources, Inc.,
           7.250% 01/15/11........................    304,950
350,000   Forest Oil Corporation,
           8.000% 06/15/08........................    386,313
 55,000   Hilcorp Energy,
           10.500% 09/01/10'......................     62,150
 25,000   Newfield Exploration Company,
           7.625% 03/01/11........................     28,125
 25,000   Newfield Exploration Company,
           8.375% 08/15/12........................     28,000
130,000   Plains Exploration & Production
           Company, Series B,
           8.750% 07/01/12........................    145,275
350,000   Stone Energy Corporation,
           8.250% 12/15/11........................    378,000
185,000   Venoco, Inc.,
           8.750% 12/15/11^.......................    190,550
105,000   Vintage Petroleum, Inc.,
           7.875% 05/15/11........................    111,825
335,000   Vintage Petroleum, Inc.,
           8.250% 05/01/12........................    369,338
                                                   ----------
                                                    3,455,407
                                                   ----------

                      See notes to financial statements.

Nations Funds
Nations Separate Account Trust -- High Yield Bond Portfolio

         Schedule of investments (continued)    December 31, 2004

Principal
 amount                                             Value
---------                                         ----------
           Finance --
            Miscellaneous -- 0.9%
$355,000   Fremont General Corporation, Series B,
            7.875% 03/17/09...................... $  360,325
 155,000   LaBranche & Company, Inc.,
            9.500% 05/15/09(a)...................    158,100
 330,000   LaBranche & Company, Inc.,
            11.000% 05/15/12.....................    354,750
                                                  ----------
                                                     873,175
                                                  ----------
           Food products - 1.6%
 275,000   National Beef Packing
            Company LLC,
            10.500% 08/01/11.....................    288,750
 105,000   Pinnacle Foods Group, Inc.,
            8.250% 12/01/13^(a)..................    100,013
 245,000   Pinnacle Foods Group, Inc.,
            8.250% 12/01/13^(a)..................    233,363
 465,000   Seminis, Inc.,
            10.250% 10/01/13.....................    523,124
  70,000   Swift & Company,
            10.125% 10/01/09.....................     78,050
 340,000   Swift & Company,
            12.500% 01/01/10.....................    384,200
                                                  ----------
                                                   1,607,500
                                                  ----------
           Health services -- 1.7%
 375,000   AmeriPath, Inc.,
            10.500% 04/01/13.....................    398,438
 270,000   HCA, Inc.,
            8.360% 04/15/24......................    294,876
 235,000   HCA, Inc.,
            7.500% 11/15/95......................    220,014
  67,000   Manor Care, Inc.,
            7.500% 06/15/06......................     70,611
 490,000   Quintiles Transnational
            Corporation,.........................
            10.000% 10/01/13.....................    548,800
 105,000   Vanguard Health Holding Company,
            9.000% 10/01/14^.....................    112,350
 100,000   Vanguard Health Holding Company,
            (0.000)% due 10/01/15^
            11.250% beginning 10/01/09...........     65,500
                                                  ----------
                                                   1,710,589
                                                  ----------
           Heavy machinery -- 0.2%
 200,000   JLG Industries, Inc.,
            8.250% 05/01/08                          216,000
                                                  ----------
           Insurance -- 0.8%.....................
 330,000   Crum & Forster Holdings Corporation,
            10.375% 06/15/13.....................    367,950
 645,000   Lumbermens Mutual Casualty,
            9.150% 07/01/26^(b)..................         65
  30,000   Lumbermens Mutual Casualty,
            8.450% 12/01/97^(b)..................          3
 140,000   Provident Companies, Inc.,
            7.250% 03/15/28(a)...................    132,475
 330,000   UnumProvident Corporation,
            6.750% 12/15/28......................    297,825
                                                  ----------
                                                     798,318
                                                  ----------
           Lodging and
            recreation -- 4.7%...................
 835,000   Caesars Entertainment, Inc.,
            9.375% 02/15/07......................    920,587
 400,000   Caesars Entertainment, Inc.,
            8.875% 09/15/08......................    453,000
  85,000   Gaylord Entertainment
            Company,.............................
            8.000% 11/15/13......................     91,800
 245,000   ITT Corporation,
            7.375% 11/15/15......................    272,563
  50,000   ITT Corporation,
            7.750% 11/15/25......................     52,000
 130,000   Jacobs Entertainment, Inc.,
            11.875% 02/01/09.....................    146,900
 160,000   LCE Acquisition Corporation,
            9.000% 08/01/14^.....................    173,200
  50,000   Mandalay Resort Group,
            9.500% 08/01/08......................     57,125
 310,000   MGM Mirage, Inc.,
            8.375% 02/01/11(a)...................    349,525
  37,000   President Casinos, Inc.,
            13.000% 09/15/04(b)(e)(f)............     22,940
 205,000   Six Flags, Inc.,
            9.750% 04/15/13(a)...................    208,075
 305,000   Six Flags, Inc.,
            9.625% 06/01/14......................    306,525
 610,000   Trump Atlantic City Associates,
            11.250% 05/01/06(b)..................    581,788
  88,832   United Artists Theatre Circuit,
            Inc., Series 1995-A,.................
            9.300% 07/01/15(f)...................     90,609
 780,000   Venetian Casino Resort, LLC,
            11.000% 06/15/10.....................    890,174
                                                  ----------
                                                   4,616,811
                                                  ----------
           Medical devices and
            supplies -- 0.7%.....................
 320,000   Fisher Scientific International,
            Inc.,
            8.125% 05/01/12......................    355,200
 210,000   Fisher Scientific International,
            Inc.,
            8.000% 09/01/13......................    238,350
 115,000   National Nephrology
            Associates, Inc.,
            9.000% 11/01/11^.....................    133,113
                                                  ----------
                                                     726,663
                                                  ----------
                      See notes to financial statements.

Nations Funds
Nations Separate Account Trust -- High Yield Bond Portfolio

         Schedule of investments (continued)    December 31, 2004

Principal
 amount                                     Value
---------                                 ----------
           Metals and mining -- 1.3%
$450,000   Allegheny Ludlum Corporation,
            6.950% 12/15/25.............. $  441,000
 170,000   Allegheny Technologies, Inc.,
            8.375% 12/15/11..............    188,700
 430,000   Foundation Pennsylvania Coal
            Company,
            7.250% 08/01/14^.............    457,950
 165,000   Thermadyne Holdings
            Corporation,
            9.250% 02/01/14..............    160,875
                                          ----------
                                           1,248,525
                                          ----------
           Natural gas pipelines -- 2.8%
 430,000   ANR Pipeline, Inc.,
            9.625% 11/01/21..............    541,262
 165,000   ANR Pipeline, Inc.,
            7.375% 02/15/24..............    174,900
 470,000   Dynegy Holdings, Inc.,
            9.875% 07/15/10^.............    525,225
 315,000   Dynegy Holdings, Inc.,
            10.125% 07/15/13^............    360,675
 280,000   El Paso Corporation,
            7.000% 05/15/11(a)...........    283,150
  20,000   El Paso Corporation,
            7.500% 11/15/26..............     20,875
 130,000   El Paso Corporation,
            8.375% 06/15/32..............    144,788
 105,000   El Paso Corporation, MTN,
            7.800% 08/01/31..............    100,800
 295,000   El Paso Corporation, Series A,
            7.625% 08/01/10..............    323,025
 240,000   Northwest Pipelines
            Corporation,
            7.125% 12/01/25..............    250,800
  45,000   Southern Natural Gas Company,
            7.350% 02/15/31..............     46,688
                                          ----------
                                           2,772,188
                                          ----------
           Networking and
            telecommunications
            equipment -- 1.5%
 420,000   IPC Acquisition Corporation,
            11.500% 12/15/09.............    459,900
 355,000   Lucent Technologies, Inc.,
            7.250% 07/15/06(a)...........    370,975
 180,000   Lucent Technologies, Inc.,
            5.500% 11/15/08(a)...........    184,950
  80,000   Lucent Technologies, Inc.,
            6.500% 01/15/28..............     72,200
 475,000   Lucent Technologies, Inc.,
            6.450% 03/15/29..............    429,875
                                          ----------
                                           1,517,900
                                          ----------
           Oil refining and
            marketing -- 0.2%
 190,000   Tesoro Petroleum Corporation,
            8.000% 04/15/08..............    206,625
                                          ----------
           Oilfield services -- 0.8%
 105,000   Dresser, Inc.,
            9.375% 04/15/11..............    114,975
 115,000   Grant Prideco, Inc., Series B,
            9.625% 12/01/07..............    128,513
  75,000   Parker Drilling Company,
            9.625% 10/01/13..............     84,188
  90,000   Parker Drilling Company,
            Series B,
            10.125% 11/15/09.............     94,500
 330,000   Pride International, Inc.,
            7.375% 07/15/14..............    360,524
  25,000   Seitel, Inc.,
            11.750% 07/15/11^............     26,375
                                          ----------
                                             809,075
                                          ----------
           Packaging and
            containers -- 2.2%
 395,000   Consolidated Container
            Company, LLC,
            (0.000)% 06/15/09
            10.750% beginning 06/15/07...    331,800
 255,000   Owens-Brockway Glass
            Containers, Inc.,
            8.875% 02/15/09..............    276,994
  70,000   Owens-Brockway Glass
            Containers, Inc.,
            8.250% 05/15/13..............     77,000
 465,000   Owens-Illinois, Inc.,
            8.100% 05/15/07(a)...........    495,225
 425,000   Owens-Illinois, Inc.,
            7.350% 05/15/08..............    446,250
 250,000   Owens-Illinois, Inc.,
            7.800% 05/15/18..............    260,000
 270,000   Tekni-Plex, Inc.,
            8.750% 11/15/13^(a)..........    268,650
                                          ----------
                                           2,155,919
                                          ----------
           Paper and forest
            products -- 2.0%
  95,000   Bowater, Inc.,
            9.000% 08/01/09..............    105,626
 155,000   Georgia-Pacific Corporation,
            8.875% 02/01/10..............    180,381
  85,000   Georgia-Pacific Corporation,
            9.375% 02/01/13..............     99,025
 360,000   Georgia-Pacific Corporation,
            8.000% 01/15/24..............    417,600
 155,000   Georgia-Pacific Corporation,
            7.375% 12/01/25..............    169,338
  85,000   Georgia-Pacific Corporation,
            7.250% 06/01/28..............     90,950
  15,000   Georgia-Pacific Corporation,
            7.750% 11/15/29..............     16,800
 555,000   Georgia-Pacific Corporation,
            8.875% 05/15/31..............    693,750
 115,000   Pope and Talbot, Inc.,
            8.375% 06/01/13..............    120,750
  45,000   Pope and Talbot, Inc.,
            8.375% 06/01/13..............     47,250
                                          ----------
                                           1,941,470
                                          ----------

                      See notes to financial statements.

Nations Funds

Nations Separate Account Trust -- High Yield Bond Portfolio

         Schedule of investments (continued)    December 31, 2004

Principal
 amount                                                     Value
---------                                                 ----------
             Pharmaceuticals - 1.5%
$2,090,000   Pharma Intermediate,
              (0.000)% due 04/01/14(degrees)
              11.500% beginning 04/01/09................. $1,483,900
                                                          ----------
             Publishing and
              advertising - 1.3%
   145,000   American Color Graphics,
              10.000% 06/15/10...........................    122,344
   325,000   Houghton Mifflin Company,
              7.200% 03/15/11............................    342,874
   110,000   Medianews Group, Inc.,
              6.875% 10/01/13............................    112,750
   330,000   Morris Publishing Group LLC,
              7.000% 08/01/13............................    336,600
   110,000   Phoenix Color Corporation,
              10.375% 02/01/09...........................     95,838
   130,000   Vertis, Inc.,
              9.750% 04/01/09............................    141,050
    98,787   Ziff Davis Media, Inc.,
              Series B,..................................
              13.000% 08/12/09(d)........................    105,702
                                                          ----------
                                                           1,257,158
                                                          ----------
             Real estate - 0.5%
   450,000   American Real Estate Partners
              LP,
              8.125% 06/01/12............................    479,813
                                                          ----------
             Real Estate Investment Trusts (REITs) - 0.8%
     5,000   Crescent Real Estate Equities
              LP,
              7.500% 09/15/07............................      5,363
   300,000   Crescent Real Estate Equities
              LP,
              9.250% 04/15/09............................    328,500
   415,000   Omega Healthcare Investors,
              Inc.,
              7.000% 04/01/14............................    426,412
                                                          ----------
                                                             760,275
                                                          ----------
             Semiconductors - 1.5%
    35,000   Amkor Technology, Inc.,
              7.125% 03/15/11(a).........................     32,900
    45,000   Amkor Technology, Inc.,
              7.750% 05/15/13(a).........................     42,300
 1,000,000   Amkor Technology, Inc.,
              Term Loan, (Citigroup),
              6.860% 10/27/10(f)(g)......................  1,041,670
   185,000   Magnachip Semiconductor,
              5.780% 12/15/11(degrees)...................    190,088
   130,000   Magnachip Semiconductor,
              8.000% 12/15/14(degrees)...................    135,525
                                                          ----------
                                                           1,442,483
                                                          ----------
             Software - 0.2%
   200,000   UGS Corporation,
              10.000% 06/01/12(degrees)..................    227,500
                                                          ----------
             Steel - 0.5%
   245,000   UCAR Finance, Inc.,
              10.250% 02/15/12...........................    279,913
   180,000   United States Steel LLC,
              10.750% 08/01/08...........................    211,950
                                                          ----------
                                                             491,863
                                                          ----------
             Telecommunications
              services - 4.8%
    68,000   Alamosa Delaware, Inc.,
              11.000% 07/31/10...........................     80,070
   110,000   Alamosa Delaware, Inc.,
              (0.000)% due 07/31/09
              12.000% beginning 07/31/05.................    119,350
    70,000   American Tower Escrow,
              8.010% 08/01/08............................     52,325
   125,000   COLO.COM,
              13.875% 03/15/10(degrees)(b)(e)............        0++
    80,000   Dobson Cellular Systems, Inc.,
              6.960% 11/01/11(degrees)...................     82,800
    80,000   Dobson Cellular Systems, Inc.,
              8.375% 11/01/11(degrees)...................     82,600
   135,000   Dobson Cellular Systems, Inc.,
              9.875% 11/01/12(degrees)(a)................    132,975
   100,000   Dobson Communications
              Corporation, Class A,
              10.875% 07/01/10(degrees)(a)...............     77,500
    60,000   Dobson Communications
              Corporation, Class A,
              8.875% 10/01/13(degrees)(a)................     42,150
    35,026   Globix Corporation,
              11.000% 05/01/08(degrees)(d)...............     32,224
    40,825   GT Telecom Racers
              Notes Trust, Series A,
              0.000% 06/30/08(b)(c)(e)(f)................        0++
    29,175   GT Telecom Racers
              Notes Trust, Series B,
              0.000% 06/30/08(b)(c)(e)(f)................        0++
    81,000   Loral Cyberstar, Inc.,
              10.000% 07/15/06(b)........................     61,560
   270,000   PanAmSat Corporation,
              9.000% 08/15/14(degrees)...................    301,388
   115,000   Qwest Capital Funding, Inc.,
              7.750% 08/15/06(a).........................    121,038
   275,000   Qwest Communications
              International, Inc.,
              7.250% 02/15/11(degrees)...................    281,875
   205,000   Qwest Communications
              International, Inc., Series B,
              7.500% 11/01/08............................    202,950
   350,000   Qwest Communications,
              Term B,
              (Credit Suisse First Boston),
              6.950% 06/30/10(f)(g)......................    358,049
    10,000   Qwest Corporation,
              5.625% 11/15/08............................     10,175
   135,000   Qwest Corporation,
              9.125% 03/15/12(degrees)...................    155,925
   220,000   Qwest Corporation,
              7.250% 09/15/25............................    213,950

                      See notes to financial statements.

Nations Funds

Nations Separate Account Trust -- High Yield Bond Portfolio

         Schedule of investments (continued)    December 31, 2004

 Principal
  amount                                            Value
 ---------                                       -----------
              Telecommunications
               services - (continued)
$   300,000   Qwest Corporation,
               8.875% 06/01/31.................. $   313,500
    203,000   Qwest Services Corporation,
               13.500% 12/15/07(degrees)........     231,928
    464,000   Qwest Services Corporation,
               13.500% 12/15/10(degrees)........     557,959
    379,000   Qwest Services Corporation,
               14.000% 12/15/14(degrees)........     479,434
    155,000   Syniverse Technologies, Inc.,
               Series B,
               12.750% 02/01/09.................     176,700
    325,000   Triton PCS Holdings, Inc.,
               8.500% 06/01/13..................     313,625
    190,000   US Unwired, Inc., Series B,
               10.000% 06/15/12.................     214,225
                                                 -----------
                                                   4,696,275
                                                 -----------
              Tobacco - 1.2%
    365,000   Commonwealth Brands, Inc.,
               9.750% 04/15/08(degrees).........     383,250
    200,000   Commonwealth Brands, Inc.,
               10.625% 09/01/08(degrees)........     210,000
    525,000   DIMON, Inc.,
               7.750% 06/01/13..................     551,250
                                                 -----------
                                                   1,144,500
                                                 -----------
              Total corporate bonds and notes
               (Cost $57,736,111)...............  63,141,646
                                                 -----------
              Foreign bonds and
               notes - 11.6%
              Broadcasting and
               cable - 2.4%
    218,878   CanWest Media, Inc.,
               8.000% 09/15/12(degrees).........     234,747
    280,000   CanWest Media, Inc., Series B,
               7.625% 04/15/13..................     304,850
 525,000(h)   Ono Finance plc,
               10.500% 05/15/14(degrees)........     817,078
    120,000   Quebecor Media, Inc.,
               11.125% 07/15/11.................     137,100
    315,000   Quebecor Media, Inc.,
               (0.000)% due 07/15/11
               13.750% beginning 07/15/06.......     311,850
     35,000   Rogers Cable, Inc.,
               11.000% 12/01/15.................      39,025
 365,000(i)   Shaw Communications, Inc.,
               Class B,
               7.500% 11/20/13..................     329,832
  60,000(h)   Telenet Communication NV,
               9.000% 12/15/13(degrees).........      90,526
    255,000   Telenet Group Holdings, NV,
               (0.000)% due 06/15/14(degrees)(a)
               11.500% beginning 12/15/08.......     193,800
                                                 -----------
                                                   2,458,808
                                                 -----------
              Chemicals - Specialty - 0.6%
$   553,000   Acetex Corporation,
               10.875% 08/01/09................. $   601,388
                                                 -----------
              Commercial services - 0.1%
  60,000(j)   WRG Acquisitions plc,
               8.364% 12/15/11(degrees).........     119,226
                                                 -----------
              Diversified
               manufacturing - 0.4%
 240,000(h)   Heckler + Koch Gmbh,
               9.250% 07/15/11(degrees).........     365,366
                                                 -----------
              Electric power - Non
               nuclear - 0.8%
    920,000   Calpine Canada Energy
               Finance,
               8.500% 05/01/08(a)...............     754,400
                                                 -----------
              Food products - 0.6%
     75,000   Burns Philp Capital Property,
               Ltd.,
               9.500% 11/15/10..................      82,875
    310,000   Burns Philp Capital Property,
               Ltd.,
               10.750% 02/15/11.................     348,750
 500,000(h)   Parmalat Finance Corporation,
               BV,
               6.250% 02/07/05(b)...............     149,517
                                                 -----------
                                                     581,142
                                                 -----------
              Insurance - 0.3%
     15,000   Fairfax Financial Holdings, Ltd.,
               7.750% 04/26/12..................      15,300
     15,000   Fairfax Financial Holdings, Ltd.,
               7.375% 04/15/18(a)...............      14,250
     15,000   Fairfax Financial Holdings, Ltd.,
               8.300% 04/15/26(a)...............      14,663
    260,000   Fairfax Financial Holdings, Ltd.,
               7.750% 07/15/37..................     234,000
                                                 -----------
                                                     278,213
                                                 -----------
              Oilfield services - 1.2%
    314,000   J. Ray McDermott, SA,
               11.000% 12/15/13(degrees)........     350,110
    203,360   Petroleum Geo-Services ASA,
               8.000% 11/05/06..................     207,427
    549,387   Petroleum Geo-Services ASA,
               10.000% 11/05/10.................     626,301
                                                 -----------
                                                   1,183,838
                                                 -----------

                      See notes to financial statements.

Nations Funds

Nations Separate Account Trust -- High Yield Bond Portfolio

         Schedule of investments (continued)        December 31, 2004

 Principal
  amount                                                    Value
 ---------                                               -----------
            Packaging and containers - 1.7%
$   660,000 Crown Cork & Seal Company, Inc.,
             7.000% 12/15/06............................ $   692,999
    595,000 Crown Euro Holdings S.A.,
             9.500% 03/01/11............................     678,300
    315,000 Crown Euro Holdings S.A.,
             10.875% 03/01/13...........................     372,488
                                                         -----------
                                                           1,743,787
                                                         -----------
            Paper and forest products - 1.0%
    290,000 Smurfit Capital Funding plc,
             7.500% 11/20/25............................     288,550
    400,000 Tembec Industries, Inc.,
             8.625% 06/30/09............................     402,000
     75,000 Tembec Industries, Inc.,
             8.500% 02/01/11............................      75,375
    225,000 Tembec Industries, Inc.,
             7.750% 03/15/12............................     217,688
                                                         -----------
                                                             983,613
                                                         -----------
            Publishing and advertising - 0.6%
     75,000 Hollinger, Inc.,
             11.875% 03/01/11...........................      75,656
    161,000 Hollinger, Inc.,
             12.875% 03/01/11...........................     189,980
    275,000 Sun Media Corporation,
             7.625% 02/15/13............................     300,094
                                                         -----------
                                                             565,730
                                                         -----------
            Railroads, trucking and shipping - 0.3%
    100,000 Grupo Transportacion Ferroviaria Mexicana,
              S.A. de C.V.,
             11.750% 06/15/09...........................     101,875
    155,000 Grupo Transportacion Ferroviaria Mexicana,
              S.A. de C.V.,
             12.500% 06/15/12...........................     180,963
                                                         -----------
                                                             282,838
                                                         -----------
            Semiconductors - 0.2%
    150,000 STATS ChipPac, Ltd.,
             6.750% 11/15/11............................     148,500
                                                         -----------
            Steel - 0.4%
 311,000(i) Algoma Steel, Inc.,
             11.000% 12/31/09(f)........................     345,988
                                                         -----------
            Telecommunications services - 1.0%+
    460,000 Inmarsat Finance plc, (0.000)% due 11/15/12^
              10.375% beginning 11/15/08................     331,200
    435,000 Millicom International Cellular
              SA, 10.000% 12/01/13......................     455,119
    185,000 Rogers Cantel, Inc.,
             9.750% 06/01/16............................     221,075
                                                         -----------
                                                           1,007,394
                                                         -----------
            Total foreign bonds and notes
              (Cost $9,927,058)                           11,420,231
                                                         -----------
            Foreign convertible bonds and notes - 0.6%
              (Cost $ 471,112)
            Telecommunications services - 0.6%
    615,000 Nortel Networks Corporation,
             4.250% 09/01/08............................     598,088
                                                         -----------
  Shares
  ------
            Preferred stocks - 1.7%
            Broadcasting and cable - 0.1%
        700 Paxson Communications Corporation(d)........      51,625
                                                         -----------
            Health services - 0.4%
     15,800 QuadraMed Corporation(degrees)(f)...........     347,600
                                                         -----------
            Publishing and advertising - 0.3%
      6,000 Haights Cross Communications, Inc.(f).......     315,000
         25 Ziff Davis Holdings Inc.,
             Series E-1,
             Convertible++(f)...........................      17,313
                                                         -----------
                                                             332,313
                                                         -----------
            Real Estate Investment Trusts (REITs) - 0.9%
      5,750 Sovereign REIT, Series A^...................     872,562
                                                         -----------
            Telecommunications services - 0.0%+
      3,477 NEON Communications, Inc.++(e)(f)...........      39,116
                                                         -----------
            Total preferred stocks
             (Cost $1,530,516)..........................   1,643,216
                                                         -----------

Nations Funds

Nations Separate Account Trust -- High Yield Bond Portfolio

         Schedule of investments (continued)    December 31, 2004

  Shares                                                              Value
----------                                                        ------------
             Warrants - 0.1%
    28,376   ACP Holding Company
              Expire 10/07/13++(f).......................         $     50,367
       125   COLO.COM
              Expire 03/15/10++(e).......................                  0++
         9   Haights Cross Communications,
              Inc.
              Expire 12/10/11++(e).......................                  0++
     5,880   Haights Cross Communications, Inc.
              Expire 12/10/11++(e).......................                   59
    31,905   NEON Communications, Inc.
              Expire 12/02/12++(e).......................                  319
    20,868   NEON Communications, Inc.
              Expire 12/02/12++(e).......................                  209
    17,391   NEON Communications, Inc.,
              Class A
              Expire 12/02/12++(e).......................               21,739
       105   Ono Finance plc
              Expire 03/16/11++(e).......................                    1
     4,730   Ziff Davis Holdings, Inc.
              Expire 08/12/12++^.........................                2,365
                                                                  ------------
             Total warrants
              (Cost $ 56,267)............................               75,059
                                                                  ------------
             Affiliated investment
              companies - 28.0%
              (Cost $ 27,569,962)
27,569,962   Nations Cash Reserves, Capital Class Shares#           27,569,962
                                                                  ------------
             Total investments
              (Cost $101,191,283*)....................... 110.5%   108,739,625
                                                                  ------------
             Total other assets and liabilities (net).... (10.5)%  (10,328,935)
                                                          =====   ============
             Net assets.................................. 100.0%  $ 98,410,690
                                                          =====   ============
--------
*   Federal income tax information (see Note 10).
** Variable rate note. The interest rate shown reflects the rate in effect at December 31, 2004.
*** Zero coupon security. The rate shown reflects the yield to maturity at
    December 31, 2004.
++  Non-income producing security.
^ Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
+   Amount represents less than 0.1%.
++  Amount represents less than $1.
# Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 9). The portion that represents cash collateral is $11,328,962.
(a) All or portion of security was on loan at December 31, 2004. The aggregate cost and market value of securities on loan at December 31, 2004, is $9,909,376 and $11,015,363, respectively.
(b) Issue in default.
(c) Issuer in bankruptcy.
(d) PIK ("Payment In Kind"). Interest or dividend payment is made with additional securities.
(e) Fair valued security (see Note 1).
(f) Restricted and illiquid security.
(g) Loan participation agreement. Participation interests were acquired through the financial institution indicated parenthetically.
(h) Principal amount denominated in euro.
(i) Principal amount denominated in Canadian dollar.
(j) Principal amount denominated in British pound.

ABBREVIATIONS:
LTD - Limited
MTN - Medium Term Note
At December 31, 2004, the Portfolio held investments in the following sectors:

                              % of net
Sector                         Assets
------                        --------
Telecommunications services..    6.5%
Electric power -- Non nuclear    6.3
Broadcasting and cable.......    5.5
Automotive...................    4.8
Lodging and recreation.......    4.7
Packaging and containers.....    3.9
Exploration and production...    3.5
Commercial services..........    3.2
Paper and forest products....    3.1
Health services..............    3.0
Other........................   55.5
                               -----
                               100.0%
                               =====

                      See notes to financial statements.

                     [This page intentionally left blank]

Nations Funds

             Statements of assets and liabilities December 31, 2004

                                                                            International International    Focused
                                                                            Opportunities     Value       Equities
                                                                              Portfolio     Portfolio     Portfolio
                                                                            ------------- ------------- ------------
Assets:....................................................................
Non-affiliated investments, at cost........................................ $ 87,177,207   $20,313,624  $134,146,491
Affiliated investments, at cost............................................   11,741,630       994,000     9,377,000
                                                                            ------------   -----------  ------------
   Non-affiliated investments, at value....................................  106,264,354    25,570,260   188,334,738
Affiliated investments, at value...........................................   11,741,630       994,000     9,377,000
Cash.......................................................................          292           567            26
Foreign currency (cost $277,545, $0, $0, $0, $0, $0, $0, $0, $0 and $4,305)      277,482            --            --
Unrealized appreciation on forward foreign exchange contracts..............      106,827            --            --
Receivable for investment securities sold..................................      377,637            --     1,044,281
Receivable for Portfolio shares sold.......................................      206,268            --       256,676
Dividends receivable.......................................................      164,157        62,093       161,570
Interest receivable........................................................           --            --            --
Foreign tax reclaims.......................................................       35,467         4,321            --
Receivable from investment advisor.........................................           --            --            --
Other assets...............................................................          162           978           338
                                                                            ------------   -----------  ------------
       Total assets........................................................  119,174,276    26,632,219   199,174,629
                                                                            ------------   -----------  ------------
Liabilities:...............................................................
Unrealized depreciation on forward foreign exchange contracts..............      (89,842)           --            --
Collateral on securities loaned............................................   (2,946,630)           --            --
Investment advisory fee payable............................................      (66,571)      (12,408)     (121,726)
Administration fee payable.................................................      (20,164)       (4,809)      (37,330)
Payable for investment securities purchased................................   (2,625,272)     (122,435)   (2,303,683)
Payable for Portfolio shares redeemed......................................     (173,026)      (91,426)     (870,534)
Accrued Trustees' fees and expenses........................................      (48,240)      (38,138)      (48,174)
Accrued expenses and other liabilities.....................................      (80,131)      (30,740)      (55,544)
                                                                            ------------   -----------  ------------
       Total liabilities...................................................   (6,049,876)     (299,956)   (3,436,991)
                                                                            ------------   -----------  ------------
Net assets................................................................. $113,124,400   $26,332,263  $195,737,638
                                                                            ============   ===========  ============
Net assets consist of:.....................................................
Undistributed net investment income/(loss)................................. $    102,963   $      (792) $         --
Accumulated net realized gain/(loss) on investments........................    1,894,927       686,338   (33,873,489)
Unrealized appreciation/(depreciation) on:.................................
   Investments.............................................................   19,087,147     5,256,636    54,188,247
   Foreign currency translations...........................................       23,311            54            --
Paid-in capital............................................................   92,016,052    20,390,027   175,422,880
                                                                            ------------   -----------  ------------
Net assets................................................................. $113,124,400   $26,332,263  $195,737,638
                                                                            ============   ===========  ============
Shares of common stock outstanding.........................................    7,185,304     2,306,956    11,591,860
                                                                            ------------   -----------  ------------
Net asset value per share.................................................. $      15.74   $     11.41  $      16.89
                                                                            ============   ===========  ============

                      See notes to financial statements.

Nations Funds

Statements of assets and liabilities (continued)          December 31, 2004


                                  Small                                    MidCap                     Asset
                                 Company      21st Century    Growth       Growth        Value      Allocation    High Yield
                                Portfolio      Portfolio     Portfolio    Portfolio    Portfolio    Portfolio   Bond Portfolio
                               -----------    ------------ ------------  -----------  -----------  -----------  --------------
Assets:
Non-affiliated investments, at
  cost........................ $30,304,108    $13,318,358  $109,786,408  $49,906,674  $61,921,535  $19,304,671   $ 73,621,321
Affiliated investments, at
  cost........................   4,968,515      1,457,739     3,292,000    2,805,000    2,240,000    2,520,161     27,569,962
                               -----------    -----------  ------------  -----------  -----------  -----------   ------------
   Non-affiliated
     investments, at
     value....................  39,973,417     17,276,172   151,097,676   56,707,783   74,236,643   21,800,510     81,169,663
Affiliated investments, at
  value.......................   4,968,515      1,457,739     3,292,000    2,805,000    2,240,000    2,520,161     27,569,962
Cash..........................       1,373            848           977          188           38          296         24,714
Foreign currency (cost
  $277,545, $0, $0, $0, $0,
  $0, $0, $0, $0 and
  $4,305).....................          --             --            --           --           --           --          4,592
Unrealized appreciation on
  forward foreign exchange
  contracts...................          --             --            --           --           --           --             --
Receivable for investment
  securities sold.............     124,340             --        70,109           --           --      101,515         20,084
Receivable for Portfolio
  shares sold.................     111,559         44,548       190,405       13,725       55,193       10,791        185,147
Dividends receivable..........      10,188         12,363        96,621       22,338      164,252       24,095         25,074
Interest receivable...........          --            479            --           --           --       60,082      1,362,535
Foreign tax reclaims..........          49             --            --           --           --           --             --
Receivable from investment
  advisor.....................          --             --            --           --           --        4,122             --
Other assets..................         104             97           256          108          119          100            175
                               -----------    -----------  ------------  -----------  -----------  -----------   ------------
       Total assets...........  45,189,545     18,792,246   154,748,044   59,549,142   76,696,245   24,521,672    110,361,946
                               -----------    -----------  ------------  -----------  -----------  -----------   ------------
Liabilities:
Unrealized depreciation on
  forward foreign exchange
  contracts...................          --             --            --           --           --           --             --
Collateral on securities
  loaned......................  (3,749,515)      (416,739)           --           --           --     (108,161)   (11,328,962)
Investment advisory fee
  payable.....................     (19,723)          (164)      (94,967)     (25,616)     (33,401)          --        (45,374)
Administration fee
  payable.....................      (7,763)        (3,281)      (29,124)     (11,158)     (14,426)      (4,032)       (18,975)
Payable for investment
  securities purchased........    (101,391)      (378,084)   (1,303,168)    (175,085)    (385,732)  (2,457,669)            --
Payable for Portfolio shares
  redeemed....................     (22,990)       (67,001)     (100,157)     (42,797)     (88,251)      (1,262)      (469,267)
Accrued Trustees' fees and
  expenses....................     (48,240)       (48,239)      (80,684)     (27,231)     (46,786)     (48,227)       (36,697)
Accrued expenses and other
  liabilities.................     (29,910)       (24,864)      (39,699)     (33,888)     (34,520)     (34,006)       (51,981)
                               -----------    -----------  ------------  -----------  -----------  -----------   ------------
       Total liabilities......   3,979,532       (938,372)   (1,647,799)    (315,775)    (603,116)  (2,653,357)   (11,951,256)
                               -----------    -----------  ------------  -----------  -----------  -----------   ------------
Net assets.................... $41,210,013    $17,853,874  $153,100,245  $59,233,367  $76,093,129  $21,868,315   $ 98,410,690
                               ===========    ===========  ============  ===========  ===========  ===========   ============
Net assets consist of:
Undistributed net investment
  income/(loss)............... $        --    $        (4) $       (478) $        --  $        --  $     2,701   $     91,041
Accumulated net realized
  gain/(loss) on
  investments.................    (845,620)      (763,697)  (28,580,392)   4,386,774      653,495     (552,876)       235,059
Unrealized appreciaEtion/
  (depreciation) on:
   Investments................   9,669,309      3,957,814    41,311,268    6,801,109   12,315,108    2,495,839      7,548,342
   Foreign currency
     translations.............          --             --            --           --           --           --          1,539
Paid-in capital...............  32,386,324     14,659,761   140,369,847   48,045,484   63,124,526   19,922,651     90,534,709
                               -----------    -----------  ------------  -----------  -----------  -----------   ------------
Net assets.................... $41,210,013    $17,853,874  $153,100,245  $59,233,367  $76,093,129  $21,868,315   $ 98,410,690
                               ===========    ===========  ============  ===========  ===========  ===========   ============
Shares of common stock
  outstanding.................   3,877,591      1,717,343     9,193,513    7,315,849    6,469,742    2,161,915      9,337,928
                               -----------    -----------  ------------  -----------  -----------  -----------   ------------
Net asset value per share..... $     10.63    $     10.40  $      16.65  $      8.10  $     11.76  $     10.12   $      10.54
                               ===========    ===========  ============  ===========  ===========  ===========   ============

                      See notes to financial statements.

Nations Funds

Statements of operations

For the year ended December 31, 2004

                                                                                       International International   Focused
                                                                                       Opportunities     Value      Equities
                                                                                         Portfolio     Portfolio    Portfolio
                                                                                       ------------- ------------- -----------
Investment income:
Dividends (Net of foreign taxes withheld of $158,514, $57,339, $12,024, $315, $2,966,
  $10,172, $0, $4,737, $0 and $92, respectively)......................................  $ 1,516,592   $  614,788   $ 1,494,693
Dividend income from affiliated funds.................................................       68,438        6,812        96,505
Interest..............................................................................           --           --           148
Securities lending....................................................................       19,133           --           313
                                                                                        -----------   ----------   -----------
       Total investment income........................................................    1,604,163      621,600     1,591,659
                                                                                        -----------   ----------   -----------
Expenses:
Investment advisory fee...............................................................      631,211      220,044     1,284,644
Administration fee....................................................................      173,583       53,788       393,957
Transfer agent fees...................................................................       18,516        5,867        40,504
Custodian fees........................................................................       93,813        6,302        24,772
Trustees' fees and expenses...........................................................       26,198       26,198        26,198
Shareholder servicing and distribution fees...........................................      197,254       61,123       428,215
Legal and audit fees..................................................................       62,185       47,819        80,928
Printing expense......................................................................       19,310       13,116        12,910
Chief compliance officer fees (see Note 2)............................................        3,276        2,782         4,011
Interest expense......................................................................           --           --            --
Other.................................................................................       12,664        9,159         5,224
                                                                                        -----------   ----------   -----------
       Total expenses.................................................................    1,238,010      446,198     2,301,363
Fees waived and expenses reimbursed by investment advisor and/or distributor (see Note
  3)..................................................................................      (54,019)    (140,350)     (428,215)
Fees reduced by credits allowed by the custodian (see Note 3).........................         (591)        (175)          (35)
                                                                                        -----------   ----------   -----------
       Net expenses...................................................................    1,183,400      305,673     1,873,113
                                                                                        -----------   ----------   -----------
Net investment income/(loss)..........................................................      420,763      315,927      (281,454)
                                                                                        -----------   ----------   -----------
Net realized and unrealized gain/(loss) on investments:
Net realized gain/(loss) from:
   Security transactions..............................................................    4,690,235    2,755,212     5,343,967
   Foreign currency and other net assets..............................................       10,599       (3,387)     (133,721)
                                                                                        -----------   ----------   -----------
Net realized gain/(loss) on investments...............................................    4,700,834    2,751,825     5,210,246
                                                                                        -----------   ----------   -----------
Change in unrealized appreciation/(depreciation) of:
   Securities.........................................................................    8,595,130    1,927,067    14,902,654
   Foreign currency and other net assets..............................................       18,629         (262)       93,479
                                                                                        -----------   ----------   -----------
Net change in unrealized appreciation/(depreciation) of investments...................    8,613,759    1,926,805    14,996,133
                                                                                        -----------   ----------   -----------
Net realized and unrealized gain/(loss) on investments................................   13,314,593    4,678,630    20,206,379
                                                                                        -----------   ----------   -----------
Net increase/(decrease) in net assets resulting from operations.......................  $13,735,356   $4,994,557   $19,924,925
                                                                                        ===========   ==========   ===========

Nations Funds

                                         Small                                MidCap                  Asset     High Yield
                                        Company   21st Century   Growth       Growth       Value    Allocation     Bond
                                       Portfolio   Portfolio    Portfolio    Portfolio   Portfolio  Portfolio   Portfolio
                  -                   ---------   ------------ -----------  ----------  ----------  ----------  ----------
Investment income:
Dividends (Net of foreign taxes
  withheld of $158,514, $57,339,
  $12,024, $315, $2,966, $10,172,
  $0, $4,737, $0 and $92,
  respectively)...................... $   97,330   $  119,107  $ 1,222,603  $  213,486  $1,439,909  $  255,373  $   54,782
Dividend income from affiliated
  funds..............................     17,392        5,470       56,880      27,204      17,786      32,119     137,409
Interest.............................         --          420           --          --          --     216,105   6,387,078
Securities lending...................     11,135        3,259          783          --         525         529      29,653
                                      ----------   ----------  -----------  ----------  ----------  ----------  ----------
       Total investment
         income......................    125,857      128,256    1,280,266     240,690   1,458,220     504,126   6,608,922
                                      ----------   ----------  -----------  ----------  ----------  ----------  ----------
Expenses:
Investment advisory fee..............    318,027       96,948      951,934     305,012     400,749     124,327     474,449
Administration fee...................     81,274       29,731      291,926     107,927     141,803      45,587     198,406
Transfer agent fees..................      8,349        3,011       30,151      11,108      14,741       4,982      20,113
Custodian fees.......................     13,098       12,694       20,204       8,528       9,573      13,703      16,314
Trustees' fees and expenses..........     26,198       26,198       26,198      26,206      26,198      26,186      24,862
Shareholder servicing and
  distribution fees..................     88,341       32,316      316,311     117,312     154,134      51,802     215,659
Legal and audit fees.................     49,571       45,365       73,572      52,533      56,114      47,055      52,275
Printing expense.....................     11,144       10,236       17,808      13,859       9,721      27,726      28,585
Chief compliance officer fees (see
  Note 2)............................      2,864        2,683        3,666       2,978       3,128       2,762       3,343
Interest expense.....................         87           16          192           3          --          --          --
Other................................      1,344        8,120        2,452       1,732       1,891       1,738       1,077
                                      ----------   ----------  -----------  ----------  ----------  ----------  ----------
       Total expenses................    600,297      267,318    1,734,414     647,198     818,052     345,868   1,035,083
Fees waived and expenses
  reimbursed by investment advisor
  and/or distributor (see Note 3)....   (158,416)    (125,032)    (316,311)   (177,858)   (201,445)   (138,603)   (215,659)
Fees reduced by credits allowed by
  the custodian (see Note 3).........        (89)         (54)         (30)        (88)        (70)        (53)       (438)
                                      ----------   ----------  -----------  ----------  ----------  ----------  ----------
       Net expenses..................    441,792      142,232    1,418,073     469,252     616,537     207,212     818,986
                                      ----------   ----------  -----------  ----------  ----------  ----------  ----------
Net investment income/(loss).........   (315,935)     (13,976)    (137,807)   (228,562)    841,683     296,914   5,789,936
                                      ----------   ----------  -----------  ----------  ----------  ----------  ----------
Net realized and unrealized gain/
  (loss) on investments:
Net realized gain/(loss) from:
   Security transactions.............    526,928    1,182,080      808,899   6,385,767   2,657,475     930,854   2,837,318
   Foreign currency and other net
     assets..........................         --       (6,533)     (57,947)         89          --          --     108,170
                                      ----------   ----------  -----------  ----------  ----------  ----------  ----------
Net realized gain/(loss) on
  investments........................    526,928    1,175,547      750,952   6,385,856   2,657,475     930,854   2,945,488
                                      ----------   ----------  -----------  ----------  ----------  ----------  ----------
Change in unrealized appreciation/
  (depreciation) of:
   Securities........................  3,634,245    1,779,264   16,381,120   1,093,499   4,898,118     408,914   1,042,155
   Foreign currency and other net
     assets..........................         --       12,129       21,591          --          --          --       3,760
                                      ----------   ----------  -----------  ----------  ----------  ----------  ----------
Net change in unrealized
  appreciation/(depreciation) of
  investments........................  3,634,245    1,791,393   16,402,711   1,093,499   4,898,118     408,914   1,045,915
                                      ----------   ----------  -----------  ----------  ----------  ----------  ----------
Net realized and unrealized gain/
  (loss) on investments..............  4,161,173    2,966,940   17,153,663   7,479,355   7,555,593   1,339,768   3,991,403
                                      ----------   ----------  -----------  ----------  ----------  ----------  ----------
Net increase/(decrease) in net assets
  resulting from operations.......... $3,845,238   $2,952,964  $17,015,856  $7,250,793  $8,397,276  $1,636,682  $9,781,339
                                      ==========   ==========  ===========  ==========  ==========  ==========  ==========

                      See notes to financial statements.

Nations Funds

Statements of changes in net assets

                                                                              International
                                                                         Opportunities Portfolio   InternationalValue Portfolio
                                                                        -------------------------  ---------------------------
                                                                         Year ended    Year ended   Year ended     Year ended
                                                                          12/31/04      12/31/03     12/31/04       12/31/03
                                                                        ------------  -----------   -----------   -----------
Net investment income/(loss)........................................... $    420,763  $     4,742  $   315,927    $   234,277
Net realized gain/(loss) on investments................................    4,700,834    1,804,289    2,751,825        (22,292)
Net change in unrealized appreciation/(depreciation) of investments....    8,613,759    9,379,316    1,926,805      8,335,824
                                                                        ------------  -----------   -----------   -----------
Net increase/(decrease) in net assets resulting from operations........   13,735,356   11,188,347    4,994,557      8,547,809
Distributions to shareholders from net investment income...............     (328,399)      (4,854)    (383,382)      (244,985)
Distributions to shareholders from paid-in capital.....................           --           --           --        (12,224)
Distributions to shareholders from net realized gain on investments....     (171,266)          --   (1,976,925)        (3,133)
Net increase/(decrease) in net assets from Portfolio share transactions   47,278,093   26,607,923     (514,391)    (3,497,739)
                                                                        ------------  -----------   -----------   -----------
Net increase/(decrease) in net assets..................................   60,513,784   37,791,416    2,119,859      4,789,728
Net assets:
Beginning of year......................................................   52,610,616   14,819,200   24,212,404     19,422,676
                                                                        ------------  -----------   -----------   -----------
End of year............................................................ $113,124,400  $52,610,616  $26,332,263    $24,212,404
                                                                        ============  ===========   ===========   ===========
Undistributed net investment income/(accumulated net investment loss)
  at end of year....................................................... $    102,963  $        --  $      (792)   $        --
                                                                        ============  ===========   ===========   ===========

Nations Funds

                                         Focused Equities Portfolio     Small Company Portfolio   21st Century Portfolio
                                         --------------------------    ------------------------  ------------------------
                                         Year ended       Year ended    Year ended   Year ended   Year ended   Year ended
                                          12/31/04         12/31/03      12/31/04     12/31/03     12/31/04     12/31/03
                                         ----------      ------------  -----------  -----------  -----------  -----------
Net investment income/(loss)............   $ (281,454)   $   (367,331) $  (315,935) $  (180,211) $   (13,976) $   (43,174)
Net realized gain/(loss) on
  investments...........................     5,210,246       (235,887)     526,928     (363,827)   1,175,547    1,094,271
Net change in unrealized appreciation/
  (depreciation) of investments.........    14,996,133     37,323,995    3,634,245    8,418,677    1,791,393    1,951,519
                                         -------------   ------------  -----------  -----------  -----------  -----------
Net increase/(decrease) in net assets
  resulting from operations.............    19,924,925     36,720,777    3,845,238    7,874,639    2,952,964    3,002,616
Distributions to shareholders from net
  investment income.....................            --             --           --           --           --           --
Distributions to shareholders from paid-
  in capital............................            --             --           --           --           --           --
Distributions to shareholders from net
  realized gain on Investments..........            --             --           --           --           --           --
Net increase/(decrease) in net assets
  from Portfolio share Transactions.....    13,716,368     23,859,517    2,100,780   11,101,455    3,986,796    2,384,762
                                         -------------   ------------  -----------  -----------  -----------  -----------
Net increase/(decrease) in net assets...    33,641,293     60,580,294    5,946,018   18,976,094    6,939,760    5,387,378
Net assets:
Beginning of year.......................   162,096,345    101,516,051   35,263,995   16,287,901   10,914,114    5,526,736
                                         -------------   ------------  -----------  -----------  -----------  -----------
End of year.............................  $195,737,638   $162,096,345  $41,210,013  $35,263,995  $17,853,874  $10,914,114
                                         =============   ============  ===========  ===========  ===========  ===========
Undistributed net investment income/
  (accumulated net investment loss) at
  end of year........................... $          --   $          4  $        --  $        --  $        (4) $   (17,410)
                                         =============   ============  ===========  ===========  ===========  ===========

                      See notes to financial statements.

Nations Funds

                                                                             Growth Portfolio       MidCap Growth Portfolio
                                                                        -------------------------  ------------------------
                                                                         Year ended    Year ended   Year ended   Year ended
                                                                          12/31/04      12/31/03     12/31/04     12/31/03
                                                                        ------------  -----------  -----------  -----------
Net investment income/(loss)........................................... $   (137,807) $  (239,947) $  (228,562) $   (98,743)
Net realized gain/(loss) on investments................................      750,952     (423,736)   6,385,856     (765,322)
Net change in unrealized appreciation/(depreciation) of investments....   16,402,711   19,451,889    1,093,499    7,170,594
                                                                        ------------  -----------  -----------  -----------
Net increase/(decrease) in net assets resulting from operations........   17,015,856   18,788,206    7,250,793    6,306,529
Distributions to shareholders from net investment income...............           --           --           --           --
Distributions to shareholders from net realized gain on investments....           --           --           --           --
Net increase/(decrease) in net assets from Portfolio share transactions   40,488,455   19,860,079   13,442,758   19,592,011
                                                                        ------------  -----------  -----------  -----------
Net increase/(decrease) in net assets..................................   57,504,311   38,648,285   20,693,551   25,898,540
Net assets:
Beginning of year......................................................   95,595,934   56,947,649   38,539,816   12,641,276
                                                                        ------------  -----------  -----------  -----------
End of year............................................................ $153,100,245  $95,595,934  $59,233,367  $38,539,816
                                                                        ============  ===========  ===========  ===========
Undistributed net investment income/(accumulated net investment loss)
  at end of year....................................................... $       (478) $       248  $        --  $        --
                                                                        ============  ===========  ===========  ===========

Nations Funds

                                                     Value Portfolio        Asset Allocation Portfolio High Yield Bond Portfolio
                                                ------------------------    ------------------------   ------------------------
                                                 Year ended     Year ended   Year ended    Year ended   Year ended   Year ended
                                                  12/31/04       12/31/03     12/31/04      12/31/03     12/31/04     12/31/03
                                                ------------   -----------  -----------   -----------  -----------  -----------
Net investment income/(loss)................... $    841,683   $   460,518  $   296,914   $   202,163  $ 5,789,936  $ 4,684,731
Net realized gain/(loss) on investments........    2,657,475       190,556      930,854        45,092    2,945,488    1,070,730
Net change in unrealized appreciation/
  (depreciation) of investments................    4,898,118     8,786,385      408,914     2,504,822    1,045,915    9,427,615
                                                ------------   -----------  -----------   -----------  -----------  -----------
Net increase/(decrease) in net assets resulting
  from operations..............................    8,397,276     9,437,459    1,636,682     2,752,077    9,781,339   15,183,076
Distributions to shareholders from net
  investment income............................    (863,127)      (457,426)    (294,213)     (208,018)  (5,902,360)  (4,803,136)
Distributions to shareholders from net realized
  gain on investments..........................           --            --           --            --   (3,068,865)     (79,450)
Net increase/(decrease) in net assets from
  Portfolio share transactions.................   19,234,652    20,746,414    1,755,015     5,590,932   17,283,444   34,663,032
                                                ------------   -----------  -----------   -----------  -----------  -----------
Net increase/(decrease) in net assets..........   26,768,801    29,726,447    3,097,484     8,134,991   18,093,558   44,963,522
Net assets:
Beginning of year..............................   49,324,328    19,597,881   18,770,831    10,635,840   80,317,132   35,353,610
                                                ------------   -----------  -----------   -----------  -----------  -----------
End of year....................................  $76,093,129   $49,324,328  $21,868,315   $18,770,831  $98,410,690  $80,317,132
                                                ============   ===========  ===========   ===========  ===========  ===========
Undistributed net investment income/
  (accumulated net investment loss) at end of
  year......................................... $         --   $        --  $     2,701   $        --  $    91,041  $   (62,576)
                                                ============   ===========  ===========   ===========  ===========  ===========

                      See notes to financial statements.

Nations Funds

Schedules of capital stock activity

                                         International Opportunities Portfolio
                                    -----------------------------------------------
                                           Year ended              Year ended
                                       December 31, 2004        December 31, 2003
                                    -----------------------  ----------------------
                                      Shares      Dollars      Shares     Dollars
                                    ---------  ------------  ---------  -----------
Sold............................... 3,978,749  $ 56,919,460  3,010,336  $34,193,935
Issued as reinvestment of dividends    31,846       499,665        414        4,854
Repurchased........................  (705,948)  (10,141,032)  (663,040)  (7,590,866)
                                    ---------  ------------  ---------  -----------
Net increase/(decrease)............ 3,304,647  $ 47,278,093  2,347,710  $26,607,923
                                    =========  ============  =========  ===========

                                            International Value Portfolio
                                    --------------------------------------------
                                          Year ended             Year ended
                                      December 31, 2004      December 31, 2003
                                    ---------------------  ---------------------
                                     Shares     Dollars     Shares     Dollars
                                    --------  -----------  --------  -----------
Sold...............................   32,095  $   348,865    65,477  $   465,073
Issued as reinvestment of dividends  208,692    2,360,307    25,719      260,342
Repurchased........................ (294,970)  (3,223,563) (564,472)  (4,223,154)
                                    --------  -----------  --------  -----------
Net increase/(decrease)............  (54,183) $  (514,391) (473,276) $(3,497,739)
                                    ========  ===========  ========  ===========

                                                Focused Equities Portfolio
                                    --------------------------------------------------
                                           Year ended                Year ended
                                        December 31, 2004         December 31, 2003
                                    ------------------------  ------------------------
                                      Shares       Dollars      Shares       Dollars
                                    ----------  ------------  ----------  ------------
Sold...............................  2,037,348  $ 30,914,764   3,048,317  $ 39,359,068
Issued as reinvestment of dividends         --            --          --            --
Repurchased........................ (1,136,155)  (17,198,396) (1,272,775)  (15,499,551)
                                    ----------  ------------  ----------  ------------
Net increase/(decrease)............    901,193  $ 13,716,368   1,775,542  $ 23,859,517
                                    ==========  ============  ==========  ============

                                               Small Company Portfolio
                                    ---------------------------------------------
                                          Year ended             Year ended
                                      December 31, 2004       December 31, 2003
                                    ---------------------  ----------------------
                                     Shares     Dollars      Shares     Dollars
                                    --------  -----------  ---------  -----------
Sold...............................  831,740  $ 8,154,896  1,798,120  $14,261,127
Issued as reinvestment of dividends       --           --         --           --
Repurchased........................ (607,030)  (6,054,116)  (423,118)  (3,159,672)
                                    --------  -----------  ---------  -----------
Net increase/(decrease)............  224,710  $ 2,100,780  1,375,002  $11,101,455
                                    ========  ===========  =========  ===========

                                               21st Century Portfolio
                                    --------------------------------------------
                                          Year ended             Year ended
                                      December 31, 2004      December 31, 2003
                                    ---------------------  ---------------------
                                     Shares     Dollars     Shares     Dollars
                                    --------  -----------  --------  -----------
Sold...............................  584,165  $ 5,324,452   557,672  $ 3,999,050
Issued as reinvestment of dividends       --           --        --           --
Repurchased........................ (151,207)  (1,337,656) (241,539)  (1,614,288)
                                    --------  -----------  --------  -----------
Net increase/(decrease)............  432,958  $ 3,986,796   316,133  $ 2,384,762
                                    ========  ===========  ========  ===========

                      See notes to financial statements.

Nations Funds

                                                                             Growth Portfolio
                                                            -------------------------------------------------
                                                                   Year ended                Year ended
                                                                December 31, 2004        December 31, 2003
                                                            ------------------------  -----------------------
                                                              Shares       Dollars      Shares      Dollars
                                                            ----------  ------------  ---------  ------------
Sold.......................................................  3,291,141  $ 49,250,667  2,353,806  $ 30,860,974
Issued in exchange for net assets of Nations Capital Growth
Portfolio (see Note 13)....................................  1,369,880    20,633,731         --            --
Issued as reinvestment of dividends........................         --            --         --            --
Repurchased................................................ (1,958,524)  (29,395,943)  (909,267)  (11,000,895)
                                                            ----------  ------------  ---------  ------------
Net increase/(decrease)....................................  2,702,497  $ 40,488,455  1,444,539  $ 19,860,079
                                                            ==========  ============  =========  ============

                                                MidCap Growth Portfolio
                                    ----------------------------------------------
                                          Year ended              Year ended
                                       December 31, 2004       December 31, 2003
                                    ----------------------  ----------------------
                                      Shares     Dollars      Shares     Dollars
                                    ---------  -----------  ---------  -----------
Sold............................... 2,188,938  $15,625,897  3,520,714  $21,744,004
Issued as reinvestment of dividends        --           --         --           --
Repurchased........................  (302,152)  (2,183,139)  (360,498)  (2,151,993)
                                    ---------  -----------  ---------  -----------
Net increase/(decrease)............ 1,886,786  $13,442,758  3,160,216  $19,592,011
                                    =========  ===========  =========  ===========

                                                    Value Portfolio
                                    ----------------------------------------------
                                          Year ended              Year ended
                                       December 31, 2004       December 31, 2003
                                    ----------------------  ----------------------
                                      Shares     Dollars      Shares     Dollars
                                    ---------  -----------  ---------  -----------
Sold............................... 1,925,482  $20,779,755  2,626,095  $23,556,397
Issued as reinvestment of dividends    73,270      863,127     43,685      457,426
Repurchased........................  (221,253)  (2,408,230)  (382,608)  (3,267,409)
                                    ---------  -----------  ---------  -----------
Net increase/(decrease)............ 1,777,499  $19,234,652  2,287,172  $20,746,414
                                    =========  ===========  =========  ===========

                                             Asset Allocation Portfolio
                                    --------------------------------------------
                                          Year ended             Year ended
                                      December 31, 2004      December 31, 2003
                                    ---------------------  ---------------------
                                     Shares     Dollars     Shares     Dollars
                                    --------  -----------  --------  -----------
Sold...............................  413,469  $ 3,992,157   965,556  $ 8,193,181
Issued as reinvestment of dividends   29,130      294,213    21,984      208,018
Repurchased........................ (260,370)  (2,531,355) (329,729)  (2,810,267)
                                    --------  -----------  --------  -----------
Net increase/(decrease)............  182,229  $ 1,755,015   657,811  $ 5,590,932
                                    ========  ===========  ========  ===========

                                                 High Yield Bond Portfolio
                                    --------------------------------------------------
                                           Year ended                Year ended
                                        December 31, 2004         December 31, 2003
                                    ------------------------  ------------------------
                                      Shares       Dollars      Shares       Dollars
                                    ----------  ------------  ----------  ------------
Sold...............................  2,558,094  $ 27,407,253   4,088,921  $ 39,913,948
Issued as reinvestment of dividends    850,104     8,971,225     469,479     4,882,586
Repurchased........................ (1,786,123)  (19,095,034) (1,028,357)  (10,133,502)
                                    ----------  ------------  ----------  ------------
Net increase/(decrease)............  1,622,075  $ 17,283,444   3,530,043  $ 34,663,032
                                    ==========  ============  ==========  ============

                      See notes to financial statements.

Nations Funds

   Financial highlights

For a share outstanding throughout each period.

                                      Net asset                Net realized   Net increase/  Dividends    Distributions
                                        value        Net      and unrealized  (decrease) in   from net      from net
                                      beginning  investment   gain/(loss) on net asset value investment     realized
                                      of period income/(loss)  investments   from operations   income     capital gains
                                      --------- ------------- -------------- --------------- ----------   -------------
International Opportunities Portfolio
Year ended 12/31/2004#...............  $13.56      $ 0.08         $ 2.17         $ 2.25        $(0.05)       $(0.02)
Year ended 12/31/2003#...............    9.67        0.00***        3.89           3.89         (0.00)***        --
Year ended 12/31/2002#...............   10.44        0.02          (0.79)         (0.77)        (0.00)***        --
Year ended 12/31/2001#...............   12.17        0.06          (1.77)         (1.71)        (0.02)        (0.00)***
Year ended 12/31/2000................   14.35        0.02          (1.99)         (1.97)        (0.02)        (0.19)
International Value Portfolio
Year ended 12/31/2004#...............  $10.25      $ 0.14         $ 2.14         $ 2.28        $(0.18)       $(0.94)
Year ended 12/31/2003#...............    6.85        0.09           3.42           3.51         (0.10)        (0.00)***
Year ended 12/31/2002#...............    8.40        0.14          (1.49)         (1.35)        (0.11)        (0.09)
Year ended 12/31/2001#...............    9.43        0.11          (1.05)         (0.94)        (0.05)        (0.04)
Period ended 12/31/2000**............   10.00        0.04          (0.57)         (0.53)        (0.04)           --
Focused Equities Portfolio
Year ended 12/31/2004#...............  $15.16      $(0.02)        $ 1.75         $ 1.73        $   --        $   --
Year ended 12/31/2003#...............   11.39       (0.04)          3.81           3.77            --            --
Year ended 12/31/2002#...............   13.42       (0.05)         (1.98)         (2.03)           --            --
Year ended 12/31/2001#...............   16.31       (0.01)         (2.88)         (2.89)           --            --
Year ended 12/31/2000#...............   19.71        0.01          (3.09)         (3.08)        (0.01)        (0.31)
Small Company Portfolio
Year ended 12/31/2004#...............  $ 9.65      $(0.09)        $ 1.07         $ 0.98        $   --        $   --
Year ended 12/31/2003#...............    7.15       (0.06)          2.56           2.50            --            --
Year ended 12/31/2002#...............    9.72       (0.05)         (2.51)         (2.56)           --         (0.01)
Year ended 12/31/2001#...............    9.39       (0.03)          0.40           0.37            --         (0.04)
Year ended 12/31/2000#...............    9.55        0.03           1.03           1.06         (0.44)        (0.44)
21st Century Portfolio
Year ended 12/31/2004#...............  $ 8.50      $(0.01)        $ 1.91         $ 1.90        $   --        $   --
Year ended 12/31/2003#...............    5.71       (0.04)          2.83           2.79            --            --
Year ended 12/31/2002#...............    6.22       (0.02)         (0.49)         (0.51)           --            --
Year ended 12/31/2001#...............    8.47       (0.03)         (2.22)         (2.25)           --            --
Year ended 12/31/2000................   11.63       (0.03)         (3.13)         (3.16)           --            --

                                      Distributions
                                        from paid
                                       in capital
                                      -------------
International Opportunities Portfolio
Year ended 12/31/2004#...............    $   --
Year ended 12/31/2003#...............        --
Year ended 12/31/2002#...............        --
Year ended 12/31/2001#...............        --
Year ended 12/31/2000................        --
International Value Portfolio
Year ended 12/31/2004#...............    $   --
Year ended 12/31/2003#...............     (0.01)
Year ended 12/31/2002#...............        --
Year ended 12/31/2001#...............        --
Period ended 12/31/2000**............        --
Focused Equities Portfolio
Year ended 12/31/2004#...............    $   --
Year ended 12/31/2003#...............        --
Year ended 12/31/2002#...............        --
Year ended 12/31/2001#...............        --
Year ended 12/31/2000#...............        --
Small Company Portfolio
Year ended 12/31/2004#...............    $   --
Year ended 12/31/2003#...............        --
Year ended 12/31/2002#...............        --
Year ended 12/31/2001#...............        --
Year ended 12/31/2000#...............     (0.34)
21st Century Portfolio
Year ended 12/31/2004#...............    $   --
Year ended 12/31/2003#...............        --
Year ended 12/31/2002#...............        --
Year ended 12/31/2001#...............        --
Year ended 12/31/2000................        --

Nations Funds

                                                                                                          Without
                                                                                                       waivers and/or
                                                                                                          expense
                                                                                                       reimbursements
                                                                                                       --------------
                                                                Ratio of         Ratio of                 Ratio of
                    Total     Net asset             Net assets  operating     net investment             operating
                  dividends     value                 end of   expenses to    income/(loss)  Portfolio  expenses to
                     and         end      Total       period     average        to average   turnover     average
                distributions of period return ++     (000)    net assets       net assets     rate      net assets
                ------------- --------- ---------   ---------- -----------    -------------- --------- --------------
International
  Opportunities
  Portfolio
Year ended
  12/31/2004#..    $(0.07)     $15.74     16.59%(c)  $113,124     1.50%(a)         0.53%        130%        1.57%(a)
Year ended
  12/31/2003#..     (0.00)***   13.56     40.25        52,611     1.45(a)          0.02         147         1.84(a)
Year ended
  12/31/2002#..     (0.00)***    9.67     (7.35)       14,819     1.25(a)(b)       0.15         175         2.29(a)
Year ended
  12/31/2001#..     (0.02)      10.44    (13.98)       11,330     1.25(a)(b)       0.57         304         2.52(a)
Year ended
  12/31/2000...     (0.21)      12.17    (13.81)       13,937     1.25             0.20          30         2.20

International
  Value
  Portfolio
Year ended
  12/31/2004#..    $(1.12)     $11.41     22.35%(c)  $ 26,332     1.25%(a)         1.29%         30%        1.82%(a)
Year ended
  12/31/2003#..     (0.11)      10.25     51.28        24,212     1.24(a)(b)       1.17          10         1.76(a)
Year ended
  12/31/2002#..     (0.20)       6.85    (16.04)       19,423     1.25(a)          1.74          15         1.81(a)
Year ended
  12/31/2001#..     (0.09)       8.40     (9.87)       11,506     1.25             1.25          10         3.04
Period ended
  12/31/2000**.     (0.04)       9.43     (5.35)        2,122     1.25+            1.32+          2         7.59+(a)
Focused
  Equities
  Portfolio
Year ended
  12/31/2004#..    $   --      $16.89     11.41%(c)  $195,738     1.09%(a)        (0.16)%        99%        1.34%(a)
Year ended
  12/31/2003#..        --       15.16     33.10       162,096     1.08(a)         (0.29)         76         1.33(a)
Year ended
  12/31/2002#..        --       11.39    (15.13)      101,516     1.09(a)(b)      (0.41)        119         1.35(a)
Year ended
  12/31/2001#..        --       13.42    (17.72)      116,739     1.10(a)         (0.08)        128         1.38(a)
Year ended
  12/31/2000#..     (0.32)##    16.31    (15.82)      148,714     1.10(a)(b)       0.06         141         1.36(a)
Small
  Company
  Portfolio
Year ended
  12/31/2004#..    $   --      $10.63     10.16%(c)  $ 41,210     1.25%(a)(b)     (0.89)%        68%        1.70%(a)
Year ended
  12/31/2003#..        --        9.65     34.96        35,264     1.23(a)(b)      (0.75)         57         1.61(a)
Year ended
  12/31/2002#..     (0.01)       7.15    (26.37)       16,288     1.25(a)         (0.64)         48         1.92(a)
Year ended
  12/31/2001#..     (0.04)       9.72      3.93        12,579     1.07(a)(b)      (0.31)         70         2.14(a)
Year ended
  12/31/2000#..     (1.22)       9.39     10.84         9,328     0.68(a)          0.31          94         1.92(a)
21st Century
  Portfolio
Year ended
  12/31/2004#..    $   --      $10.40     22.35%(c)  $ 17,854     1.10%(a)(b)     (0.11)%       174%        2.07%(a)
Year ended
  12/31/2003#..        --        8.50     48.86        10,914     1.09(a)         (0.57)        206         2.06(a)
Year ended
  12/31/2002#..        --        5.71     (8.20)        5,527     1.10(a)         (0.36)        352         2.55(a)
Year ended
  12/31/2001#..        --        6.22    (26.56)        4,825     1.07(a)         (0.42)        373         3.45(a)
Year ended
  12/31/2000...        --        8.47    (27.17)        5,107     1.00(a)         (0.25)        140         2.25(a)

--------
**  International Value Portfolio commenced operations on July 7, 2000.
*** Amount represents less than $0.01 per share.
+   Annualized.
++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Includes distributions in excess of net investment income or from net realized gains which amounted to less than $0.01 per share.
(a) The effect of the custodial expense offset (see Note 3) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) Had the investment advisor and/or distributor not reimbursed a portion of expenses, total return would have been reduced.

                      See notes to financial statements.

Nation Funds

For a share outstanding throughout each period

                               Net asset                Net realized   Net increase/  Dividends    Distributions     Total
                                 value        Net      and unrealized  (decrease) in   from net      from net      dividends
                               beginning  investment   gain/(loss) on net asset value investment     realized         and
                               of period income/(loss)  investments   from operations   income     capital gains distributions
                               --------- ------------- -------------- --------------- ----------   ------------- -------------
Growth Portfolio
Year ended 12/31/2004#........  $14.73      $(0.02)        $ 1.94         $ 1.92        $   --        $   --        $   --
Year ended 12/31/2003#........   11.28       (0.04)          3.49           3.45            --            --            --
Year ended 12/31/2002#........   13.45       (0.05)         (2.12)         (2.17)           --            --            --
Year ended 12/31/2001#........   16.33       (0.02)         (2.86)         (2.88)        (0.00)***        --         (0.00)***
Year ended 12/31/2000#........   18.86        0.00***       (2.34)         (2.34)        (0.00)***     (0.19)        (0.19)
MidCap Growth Portfolio
Year ended 12/31/2004#........  $ 7.10      $(0.03)        $ 1.03         $ 1.00        $   --        $   --        $   --
Year ended 12/31/2003#........    5.57       (0.03)          1.56           1.53            --            --            --
Year ended 12/31/2002#........    8.44       (0.02)         (2.85)         (2.87)           --            --            --
Period ended 12/31/2001**#....   10.00       (0.02)         (1.54)         (1.56)           --            --            --
Value Portfolio
Year ended 12/31/2004#........  $10.51      $ 0.15         $ 1.24         $ 1.39        $(0.14)       $   --        $(0.14)
Year ended 12/31/2003#........    8.15        0.13           2.33           2.46         (0.10)           --         (0.10)
Year ended 12/31/2002#........   10.39        0.12          (2.27)         (2.15)        (0.09)           --         (0.09)
Year ended 12/31/2001#........   11.29        0.10          (0.91)         (0.81)        (0.09)           --         (0.09)
Year ended 12/31/2000#........   10.61        0.12           0.67           0.79         (0.11)           --         (0.11)
Asset Allocation Portfolio
Year ended 12/31/2004#........  $ 9.48      $ 0.14         $ 0.64         $ 0.78        $(0.14)       $   --        $(0.14)
Year ended 12/31/2003#........    8.05        0.12           1.42           1.54         (0.11)           --         (0.11)
Year ended 12/31/2002#........    9.46        0.15          (1.43)         (1.28)        (0.13)           --         (0.13)
Year ended 12/31/2001#........   10.13        0.22          (0.70)         (0.48)        (0.19)           --         (0.19)
Year ended 12/31/2000.........    9.65        0.31           0.48           0.79         (0.31)           --         (0.31)
High Yield Bond Portfolio
Year ended 12/31/2004#........  $10.41      $ 0.72         $ 0.46         $ 1.18        $(0.69)       $(0.36)       $(1.05)
Year ended 12/31/2003#........    8.45        0.81           1.83           2.64         (0.67)        (0.01)        (0.68)
Year ended 12/31/2002#........    8.87        0.80          (0.61)          0.19         (0.61)           --         (0.61)
Year ended 12/31/2001#........    8.96        1.07          (0.33)          0.74         (0.83)           --         (0.83)
Period ended 12/31/2000**.....   10.00        0.50          (1.03)         (0.53)        (0.51)           --         (0.51)

Nations Funds

                                                                                                    Without waivers
                                                                                                    and/or expense
                                                                                                    reimbursements
                                                                                                    ---------------
                                                             Ratio of         Ratio of                 Ratio of
                           Net asset             Net assets  operating     net investment              operating
                             value                 end of   expenses to    income/(loss)  Portfolio   expenses to
                              end      Total       period     average        to average   turnover      average
                           of period  return++     (000)    net assets       net assets     rate      net assets
                           --------- --------    ---------- -----------    -------------- --------- ---------------
Growth Portfolio
Year ended 12/31/2004#....  $16.65     13.03%(c)  $153,100     1.12%(a)(b)     (0.11)%        77%        1.37%(a)
Year ended 12/31/2003#....   14.73     30.59        95,596     1.13(a)(b)      (0.34)         83         1.38(a)
Year ended 12/31/2002#....   11.28    (16.13)       56,948     1.14(a)(b)      (0.40)        107         1.42(a)
Year ended 12/31/2001#....   13.45    (17.63)       72,550     1.10(a)         (0.14)        113         1.43(a)
Year ended 12/31/2000#....   16.33    (12.42)       90,791     1.10(a)(b)       0.01         122         1.39(a)
MidCap Growth Portfolio
Year ended 12/31/2004#....  $ 8.10     14.08%(c)  $ 59,233     1.00%(a)(b)     (0.49)%       151%        1.38%(a)
Year ended 12/31/2003#....    7.10     27.47        38,540     1.00(a)         (0.41)         56         1.48(a)
Year ended 12/31/2002#....    5.57    (34.00)       12,641     1.00(a)         (0.38)         49         2.02(a)
Period ended 12/31/2001**#    8.44    (15.60)        3,560     1.00+(a)        (0.19)+        20         5.73+(a)
Value Portfolio
Year ended 12/31/2004#....  $11.76     13.18%(c)  $ 76,093     1.00%(a)         1.36%         48%        1.33%(a)
Year ended 12/31/2003#....   10.51     30.17        49,324     1.00(a)          1.47          55         1.40(a)
Year ended 12/31/2002#....    8.15    (20.73)       19,598     1.00(a)(b)       1.30          89         1.59(a)
Year ended 12/31/2001#....   10.39     (7.20)       14,017     1.00(a)          1.00         168         2.00(a)
Year ended 12/31/2000#....   11.29      7.47        11,073     1.00(a)(b)       1.12         174         1.87(a)
Asset Allocation Portfolio
Year ended 12/31/2004#....  $10.12      8.21%(c)  $ 21,868     1.00%(a)         1.43%        205%        1.67%(a)
Year ended 12/31/2003#....    9.48     19.09        18,771     1.00(a)          1.37         262         1.71(a)
Year ended 12/31/2002#....    8.05    (13.54)       10,636     1.00(a)          1.72         372         1.97(a)
Year ended 12/31/2001#....    9.46     (4.72)       10,085     1.00(a)          2.31         273         2.34(a)
Year ended 12/31/2000.....   10.13      8.14         7,321     1.00(a)          3.38         210         2.21(a)
High Yield Bond Portfolio
Year ended 12/31/2004#....  $10.54     11.40%(c)  $ 98,411     0.95%(a)         6.71%         43%        1.20%(a)
Year ended 12/31/2003#....   10.41     31.20        80,317     0.96(a)          8.18          43         1.23(a)
Year ended 12/31/2002#....    8.45      2.18        35,354     1.00(a)          9.19          62         1.44(a)
Year ended 12/31/2001#....    8.87      8.32        17,276     1.00(a)         11.43          64         2.13(a)
Period ended 12/31/2000**.    8.96     (5.34)        9,843     1.00+           10.68+         74         1.78+

--------
** High Yield Bond Portfolio and MidCap Growth Portfolio commenced operations on July 7, 2000 and May 1, 2001, respectively.

*** Amount represents less than $0.01 per share.

+   Annualized.

++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

# Per share net investment income/(loss) has been calculated using the monthly average shares method.

(a) The effect of the custodial expense offset (see Note 3) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

(c) Had the investment advisor and/or distributor not reimbursed a portion of expenses, total return would have been reduced.

                      See notes to financial statements.

Nations Funds

                                                  Notes to financial statements

Nations Separate Account Trust (the "Trust"), was organized as a Delaware statutory trust on February 5, 1998 and commenced operations March 27, 1998. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company whose shares are offered in the following ten portfolios: Nations Marsico International Opportunities Portfolio, Nations International Value Portfolio, Nations Marsico Focused Equities Portfolio, Nations Small Company Portfolio, Nations Marsico 21st Century Portfolio, Nations Marsico Growth Portfolio, Nations Marsico MidCap Growth Portfolio (formerly MidCap Growth Portfolio), Nations Value Portfolio, Nations Asset Allocation Portfolio and Nations High Yield Bond Portfolio (individually, a "Portfolio", collectively the "Portfolios"). Since September 30, 2002, International Value Portfolio was generally closed to new investments from current or prospective investors. Shares of the International Value Portfolio may only be purchased through reinvestment of distributions by the Portfolio. The Portfolios are made available only to variable annuity and variable life separate accounts issued by participating life insurance companies. The investment objective of each Portfolio follows:

         International  --
         Opportunities      Seeks long-term growth of capital.
   International Value  --  Seeks long-term capital appreciation by investing primarily in equity securities of foreign issuers, including emerging markets countries.
      Focused Equities  --  Seeks long-term growth of capital.
         Small Company  --  Seeks long-term capital growth by investing primarily in equity securities.
          21st Century  --  Seeks long-term growth of capital.
                Growth  --  Seeks long-term growth of capital.
         MidCap Growth  --  Seeks long-term capital growth by investing primarily in equity securities.
                 Value  --  Seeks growth of capital by investing in companies that are believed to be undervalued.
      Asset Allocation  --  Seeks to obtain long-term growth from capital appreciation, and dividend and interest income. High Yield Bond -- Seeks maximum income by investing in a diversified portfolio of high yield debt securities.

Certain Portfolios invest in securities of foreign issuers. There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign government laws and restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

The High Yield Bond Portfolio principally invests in high yield securities (sometimes called "junk bonds") which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can also be subject to greater price volatility.

1. Significant accounting policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios in the preparation of their financial statements.

Securities valuation: Securities, including futures contracts, traded on a recognized exchange are generally valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded on Nasdaq are generally valued at the Nasdaq official closing price. Securities traded only over-the-counter are generally valued at the mean of the latest bid and asked prices. Securities which are primarily traded on foreign securities exchanges are generally valued at the last available sale price on their respective exchanges where primarily traded. Debt securities will generally be valued using prices provided by a pricing service which may employ various indications of value including but not limited to broker-dealer quotations. Certain debt security prices provided by the pricing service may be based on a matrix pricing system, which considers such factors as security prices, yields and maturities on comparable securities. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be fair valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other Nations Funds are valued at their net asset value as determined by the Portfolio's prospectus.

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Trading in securities on most foreign exchanges and over the counter markets is normally completed before the close of the domestic stock market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board of Trustees. Nations Funds has retained an independent fair value pricing service to assist in the fair valuation process for Portfolios that primarily invest in foreign securities.

Futures contracts: All Portfolios may invest in futures contracts for the purposes of hedging against changes in values of the Portfolio's securities or changes in the prevailing levels of interest rates or currency exchange rates or to gain exposure to the equity market. Upon entering into a futures contract, a Portfolio is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Portfolio each day, depending on the daily fluctuation of the value of the contract. At December 31, 2004, the Portfolios had no open futures contracts.

During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gain or loss by "marking-to-market" on a daily basis to reflect changes in the market value of the contract. When the contract is closed, a Portfolio records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Foreign currency transactions: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. London time by a pricing service. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Portfolio and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately identified in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Forward foreign currency transactions: Generally, each Portfolio may enter into forward foreign currency contracts only under two circumstances: (i) when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the investment adviser or sub-adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Portfolio as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, a Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will be used primarily to protect the Portfolios from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Portfolio's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of assets and liabilities. In addition, the Portfolios could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty

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risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of assets and liabilities.

When-issued/delayed delivery securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Portfolio enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. Credit risks exist on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner.

Loan Participations and Commitments: The High Yield Bond Portfolio may invest in Loan Participations. When the Portfolio purchases a Loan Participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such Participations ("Selling Participant"), but not the Borrower. As a result, the Portfolio assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the Borrower ("Intermediate Participants"). The Portfolio may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Loan Participation.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income (including dividend income from affiliated funds) is recorded on ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Portfolios are informed of the ex-dividend date. The Portfolios estimate components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as realized gains or as a reduction of the cost of the related investment. If the Portfolios no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

Dividends and distributions to shareholders: Distributions from net investment income are declared and paid annually by the Portfolios. The Portfolios may, however, declare and pay distributions from net investment income more frequently. Each Portfolio will distribute net realized capital gains (including net short-term capital gains) annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Dividends and distributions to shareholders are recorded on ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Federal income tax: Each Portfolio intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986 Sub-chapter M, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

The Portfolios may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolios accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Expenses: General expenses of the Trust are allocated to the Portfolios based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Portfolio are charged to such Portfolio.

2. Investment advisory fee, sub-advisory fee, administration fee and related party transactions

The Trust has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of

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America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BACAP provides investment advisory services to the Portfolios. Effective December 1, 2004, under the terms of the Investment Advisory Agreement, BACAP is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following maximum annual rates multiplied by the average daily net assets of each Portfolio:

                Portfolio                           Annual rate
                ---------                           -----------
                International Opportunities........    0.80%
                MidCap Growth......................    0.65%
                High Yield Bond....................    0.55%

                                              Fees on           Fees on           Fees on          Fees on         Fees on
                              Fees on      average daily     average daily     average daily    average daily   average daily
                           average daily  net assets over   net assets over   net assets over  net assets over   net assets
                           net assets up  $500 million and   $1 billion and   $1.5 billion and  $3 billion and    exceeding
                          to $500 million up to $1 billion up to $1.5 billion up to $3 billion up to $6 billion  $6 billion
                          --------------- ---------------- ------------------ ---------------- ---------------- -------------
International Value......      0.85%            0.80%             0.75%             0.70%            0.68%          0.66%
Small Company............      0.64%            0.59%             0.54%             0.54%            0.54%          0.54%
Focused Equities, 21st
  Century, Growth........      0.74%            0.69%             0.64%             0.59%            0.57%          0.55%
Value....................      0.54%            0.49%             0.44%             0.39%            0.37%          0.35%
Asset Allocation.........      0.50%            0.45%             0.40%             0.35%            0.33%          0.31%

Prior to December 1, 2004, under the terms of the Investment Advisory Agreement, BACAP was entitled to receive an advisory fee, calculated daily and payable monthly, based on the following maximum annual rates multiplied by the average daily net assets of each Portfolio:

           Portfolio                                     Annual rate
           ---------                                     -----------
           International Value, Small Company...........    0.90%
           International Opportunities..................    0.80%
           Focused Equities, 21st Century, Growth.......    0.75%
           MidCap Growth, Value.........................    0.65%
           Asset Allocation.............................    0.60%
           High Yield Bond..............................    0.55%

The Trust has, on behalf of the International Opportunities, Focused Equities, 21st Century and Growth Portfolios, entered into a sub-advisory agreement with BACAP and Marsico Capital Management, LLC ("Marsico"), a wholly-owned subsidiary of Bank of America, pursuant to which Marsico is entitled to receive a sub-advisory fee from BACAP at the maximum annual rate of 0.45% of each Portfolio's average daily net assets.

Effective November 2, 2004, the Trust has, on behalf of the MidCap Growth Portfolio, entered into a sub-advisory agreement with BACAP and Marsico, pursuant to which Marsico is entitled to receive a sub-advisory fee from BACAP at the maximum annual rate of 0.45% of MidCap Growth Portfolio's average daily net assets. Prior to November 2, 2004, the MidCap Growth Portfolio had no sub-adviser.

The Trust has, on behalf of the International Value Portfolio, entered into a sub-advisory agreement with BACAP and Brandes Investment Partners, L.P. ("Brandes"), pursuant to which Brandes is entitled to receive a sub-advisory fee from BACAP at the maximum annual rate of 0.50% of the Portfolio's average daily net assets.

The Trust has, on behalf of the High Yield Bond Portfolio, entered into a sub-advisory agreement with BACAP and MacKay Shields LLC ("MacKay Shields"), pursuant to which MacKay Shields is entitled to receive a sub-advisory fee from BACAP at the maximum annual rate of 0.40% of the Portfolio's average daily net assets up to and including $100 million; 0.375% of the Portfolio's average daily net assets over $100 million and up to and including $200 million and 0.35% of the Portfolio's average daily net assets over $200 million.

BACAP Distributors, LLC ("BACAP Distributors"), a wholly-owned subsidiary of Bank of America, serves as sole administrator of the Portfolios. Under the administration agreement, BACAP Distributors is currently entitled to receive a fee, computed daily and paid monthly, at the maximum annual rate of 0.22% of the average daily net assets of the International Opportunities, International Value and Asset Allocation Portfolios and 0.23% of the average daily net assets

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of all other Portfolios of the Trust. The Bank of New York ("BNY") serves as sub-administrator of the Trust pursuant to an agreement with BACAP Distributors. For the year ended December 31, 2004, BACAP Distributors earned 0.17% (annualized) of the Portfolios' average daily net assets (net of waivers and sub-administration fees) for its administration services.

PFPC Inc. ("PFPC") serves as the transfer agent for the Portfolios' shares.

BNY serves as the custodian of the Trust's assets.

BACAP Distributors serves as distributor of the Portfolios' shares.

For the year ended December 31, 2004, the Portfolios did not pay any brokerage commissions to certain affiliates of BACAP in connection with the execution of various portfolio transactions.

With the exception of one officer, no officer, director or employee of Bank of America, BACAP Distributors or BACAP, or any affiliate thereof, receives any compensation from the Trust for serving as Trustee or Officer of the Trust. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Trust in accordance with federal securities regulations. The Trust, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. Each Portfolio's fee will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Portfolios' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no portfolios are selected, on the rate of return of Nations Treasury Reserves, a portfolio of Nations Funds Trust, another registered investment company advised by BACAP. The expense for the deferred compensation plan is included in "Trustees' fees and expenses" in the Statements of operations. The liability for the deferred compensation plan is included in "Accrued Trustees' fees and expenses" in the Statements of assets and liabilities.

The Portfolios have made daily investments of cash balances in Nations Cash Reserves, a portfolio of Nations Funds Trust, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Portfolio from such investments is included in its Statements of operations as "Dividend income from affiliated funds". BACAP and BACAP Distributors earn advisory and administration fees on the investments made in the Nations Cash Reserves in addition to the advisory and administration fees earned by BACAP and BACAP Distributors from the Portfolios.

For the year ended December 31, 2004, BACAP and BACAP Distributors earned the following fees related to investments in affiliated funds:

                                                        Administration fees
                                        Advisory fees    (earned by BACAP
     Portfolio                        (earned by BACAP)    Distributors)
     ---------                        ----------------- -------------------
     International Opportunities.....      $ 6,230            $3,302
     International Value.............          640               345
     Focused Equities................        9,725             5,393
     Small Company...................        1,688               882
     21st Century....................          500               270
     Growth..........................        5,870             3,377
     MidCap Growth...................        2,575             1,380
     Value...........................        1,673               904
     Asset Allocation................        3,142             1,698
     High Yield Bond.................       12,263             6,448

3. Total operating expense limitations

BACAP and/or its affiliates may, from time to time, reduce its fees payable by each Portfolio. During the year ended December 31, 2004 and until April 30, 2005, BACAP has agreed to reimburse expenses and/or waive fees to the extent that total expenses (excluding interest expense and shareholder servicing and distribution fees), as a percentage of the

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respective Portfolio's average daily net assets, exceeded the following annual rates: 1.00% for the MidCap Growth Portfolio, Value Portfolio, Asset Allocation Portfolio and High Yield Bond Portfolio, 1.10% for the 21st Century Portfolio, 1.25% for International Value Portfolio and Small Company Portfolio, and 1.50% (including shareholder servicing and distribution fees) for International Opportunities Portfolio. There is no guarantee that this limitation will continue after this date.

For the year ended December 31, 2004, expenses of the Trust were reduced by $1,623 under expense offset arrangements with BNY. The Trust could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

4. Shareholder servicing and distribution plan

The Trust has adopted a shareholder servicing and distribution plan (the "Servicing and Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Payments under the Servicing and Distribution Plan are calculated daily and paid monthly at a rate not exceeding 0.25% (on an annualized basis) of the average daily net asset value of the shares beneficially owned through the ownership of contracts by customers with whom the selling and servicing agents have a selling or servicing relationship. For the year ended December 31, 2004 and until April 30, 2005, BACAP Distributors agreed to waive 100% of the Portfolios' shareholder servicing and distribution fees, with the exception of International Opportunities Portfolio.

5. Purchases and sales of securities

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended December 31, 2004, were as follows:

            Portfolio                       Purchases      Sales
            ---------                      ------------ ------------
            International Opportunities... $136,920,822 $ 94,788,546
            International Value...........    7,150,516   10,088,670
            Focused Equities..............  174,493,788  161,468,112
            Small Company.................   25,823,536   23,343,739
            21st Century..................   25,804,823   22,175,391
            Growth........................  135,141,520   93,637,153
            MidCap Growth.................   81,606,189   68,237,261
            Value.........................   47,657,377   28,896,154
            Asset Allocation..............   10,140,535    8,390,401
            High Yield Bond...............   40,109,069   35,017,979

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the year ended December 31, 2004, were as follows:

               Portfolio                  Purchases     Sales
               ---------                 ----------- -----------
               Asset Allocation......... $33,854,125 $33,592,022
               High Yield Bond..........          --     898,875

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6. Forward foreign currency contracts

At December 31, 2004, the following Portfolio had forward foreign currency contracts outstanding:

                                          Value of       Value of                  Unrealized
                                          contract       contract   Market value appreciation/
                              Local     when opened    when opened  of contract  (depreciation)
Description                  currency (local currency) (US dollars) (US dollars)  (US dollars)
-----------                  -------- ---------------- ------------ ------------ --------------
International Opportunities:
Contracts to Buy:
Expiring March 16, 2005.....   Euro       3,754,120    $ 5,000,000  $ 5,106,827     $106,827
                                                                                    --------
Net unrealized appreciation.                                                        $106,827
                                                                                    ========
Contracts to Sell:
Expiring March 16, 2005.....   Euro        (376,152)   $  (500,000) $  (511,689)    $(11,689)
Expiring March 16, 2005.....   Euro      (3,377,968)    (4,516,985)  (4,595,138)     (78,153)
                                                                                    --------
Net unrealized depreciation.                                                        $(89,842)
                                                                                    ========

7. Shares of beneficial interest

At December 31, 2004, an unlimited number of shares of beneficial interest without par value were authorized for the Trust. At December 31, 2004, Hartford Life Insurance Company were record owners of the following percentage of shares outstanding:

           Portfolio                      % of shares as record owner
           ---------                      ---------------------------
           International Opportunities...            54.7%
           International Value...........            57.5
           Focused Equities..............            69.7
           Small Company.................            90.3
           21st Century..................            81.3
           Growth........................            62.8
           MidCap Growth.................            88.4
           Value.........................            87.3
           Asset Allocation..............            93.0
           High Yield Bond...............            61.2

8. Line of credit

The Trust participates with other Nations Funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). The Agreement is renewable on an annual basis. Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Portfolio maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

The Portfolios had no borrowings outstanding at December 31, 2004. For the year ended December 31, 2004, borrowings by the Portfolios under the Agreement were as follows:

                                       Average amount    Average
             Portfolio                  outstanding*  interest rate
             ---------                 -------------- -------------
             Small Company............    $ 5,714         1.53%
             21st Century.............        869         1.87
             Growth...................     12,650         1.52
             MidCap Growth............        169         2.01
--------
* The average amount outstanding was calculated based on daily balances in the period.

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9. Securities lending

Under an agreement with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from investment of the collateral. The cash collateral received is invested in Nations Cash Reserves. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. There would be a potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears the risk of loss with respect to the investment of collateral. The income earned by each Portfolio from securities lending is included in its Statements of operations.

At December 31, 2004, the following Portfolios had securities on loan:

                                           Market value of  Market value
      Portfolio                           loaned securities of collateral
      ---------                           ----------------- -------------
      International Opportunities........    $ 2,764,149     $ 2,946,630
      Small Company......................      3,643,900       3,749,515
      21st Century.......................        401,265         416,739
      Asset Allocation...................        105,509         108,161
      High Yield Bond....................     11,015,363      11,328,962

10. Income taxes

Information on the tax components of capital as of December 31, 2004 is as follows:

                                                                                    Net tax
                                                                                   unrealized
                                                                                 appreciation/
                                                                    Net tax      (depreciation)  Undistributed
                                                                   unrealized    on derivatives     ordinary     Undistributed
                           Cost of      Gross tax    Gross tax   appreciation/    and foreign       income/     long-term gains/
                       investments for  unrealized   unrealized  (depreciation)   currency and    (accumulated    (accumulated
Portfolio               tax purposes   appreciation depreciation of investments net other assets ordinary loss)  capital loss)
---------              --------------- ------------ ------------ -------------- ---------------- -------------- ----------------
International
  Opportunities.......  $ 99,618,649   $18,605,196  $  (217,861)  $18,387,335        $4,987        $1,265,503     $  1,450,522
International Value...    21,307,624     6,048,860     (792,224)    5,256,636            54             1,144          686,337
Focused Equities......   143,967,837    53,743,901           --    53,743,901            --                --      (33,429,144)
Small Company.........    35,360,898    10,099,712     (518,678)    9,581,034            --                --         (757,344)
21st Century..........    14,792,315     4,090,580     (148,984)    3,941,596            --                (4)        (747,479)
Growth................   113,307,546    41,168,554      (86,424)   41,082,130            --              (478)     (28,351,254)
MidCap Growth.........    52,711,674     6,970,134     (169,025)    6,801,109            --                --        4,386,773
Value.................    64,260,669    12,510,171     (294,197)   12,215,974            --                --          752,629
Asset Allocation......    21,942,128     2,570,556     (192,013)    2,378,543            --             2,701         (435,580)
High Yield Bond.......   101,225,054     8,557,892   (1,043,321)    7,514,571         1,538           201,195          158,677

At December 31, 2004, the following Portfolios had available for federal income tax purposes unused capital losses as follows:

Portfolio                 Expiring in 2008 Expiring in 2009 Expiring in 2010 Expiring in 2011
---------                 ---------------- ---------------- ---------------- ----------------
Focused Equities.........    $  237,963      $23,143,673      $10,047,508        $     --
Small Company............            --               --          341,344         416,000
21st Century.............            --          509,513          237,966              --
Growth...................     1,422,622       18,514,197        7,897,511         192,915
Asset Allocation.........            --               --          214,549         221,031

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During the year ended December 31, 2004, the following Portfolios utilized capital losses as follows:

Portfolio                   Capital losses utilized
---------                   -----------------------
International Opportunities       $2,177,705
International Value........           21,899
Focused Equities...........        5,396,452
Small Company..............          528,746
21st Century...............        1,191,110
Growth.....................        1,058,997
MidCap Growth..............        1,836,543
Value......................        1,863,796
Asset Allocation...........          910,752

Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2004, the following Portfolios elected to defer losses occurring between November 1, 2004 and December 31, 2004 under these rules, as follows:

                    Capital losses Currency losses
Portfolio              deferred       deferred
---------           -------------- ---------------
International Value   $      --         $(793)
21st Century.......          --            (4)
Growth.............    (324,009)         (478)

Such deferred losses will be treated as arising on the first day of the fiscal year ending December 31, 2005.

The tax composition of distributions (other than return of capital dividends for the years) were as follows:

                                           2004                               2003
                            ---------------------------------- ----------------------------------
                             Ordinary    Long-term   Return of  Ordinary    Long-term   Return of
Portfolio                     income   capital gains  Capital    income   capital gains  Capital
---------                   ---------- ------------- --------- ---------- ------------- ---------
International Opportunities $  328,399  $  171,266    $    --  $    4,854    $   --      $    --
International Value........    560,033   1,800,274         --     244,898     3,220       12,224
Focused Equities...........         --          --         --          --        --           --
Small Company..............         --          --         --          --        --           --
21st Century...............         --          --         --          --        --           --
Growth.....................         --          --         --          --        --           --
MidCap Growth..............         --          --         --          --        --           --
Value......................    841,683      21,444         --     457,426        --           --
Asset Allocation...........    294,213          --         --     208,018        --           --
High Yield Bond............  7,286,868   1,684,357         --   4,882,586        --           --

Certain reclassifications are made to each Portfolio's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. These reclassifications as listed below are due primarily to different book and tax accounting for foreign currency, dividend reclassifications, net operating losses, investments in passive foreign investment companies, merger of funds and redemptions used as distributions for tax purposes.

                                           Accumulated
                                           net realized
                            Undistributed gain/(loss) on
                             investment    investments     Paid-in
Portfolio                      income          sold        capital
---------                   ------------- -------------- ----------
International Opportunities   $ 10,599     $   (35,099)  $   24,500
International Value........     66,663         (66,663)          --
Focused Equities...........    281,450         133,722     (415,172)
Small Company..............    315,935              --     (315,935)
21st Century...............     31,382           6,532      (37,914)
Growth.....................    137,081      (6,798,401)   6,661,320
MidCap Growth..............    228,562             (89)    (228,473)
Value......................     21,444         (21,444)          --
Asset Allocation...........         --              --           --
High Yield Bond............    266,041        (266,041)          --

Nations Funds

11. Commitments and contingencies

As of December 31, 2004, the High Yield Bond Portfolio had unfunded loan commitments pursuant to the following loan agreements:

Borrower                         Unfunded Commitment
--------                         -------------------
Mirant Revolving Credit Facility       $68,910

12. Restricted securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Portfolios do not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

Nations Funds

The following securities are considered restricted as to resale at December 31, 2004 for the High Yield Bond Portfolio:

                                                                                                     Market   Percentage
                                                             Acquisition   Principal   Acquisition   value      of net
Security                                                        date     amount/shares    cost      12/31/04    assets
--------                                                     ----------- ------------- ----------- ---------- ----------
ACP Holding Company:
   Common Stock(f)(g).......................................   10/10/03      25,603    $    7,389  $   45,445    0.0%*
   Warrants, Expire 10/07/13(g).............................   10/08/03      28,376            --      50,367    0.1
Algoma Steel Inc., 11.000% 12/31/09(g)......................  08/23/01-
                                                               07/10/03     311,000       229,068     345,988    0.4
Fountain View Inc., Common Stock(e)(f)(g)...................   09/03/03          56             1         896    0.0*
Gilroy Asset Receivable Loans, (Credit Suisse First Boston),
  10.000% 09/30/14(d)(g)....................................   10/20/03     407,737       408,771     407,737    0.4
Globix Corporation, Common Stock(f)(g)......................  10/15/01-
                                                               04/08/02       5,619            --      20,228    0.0*

GT Telecom Racers Notes Trust:
   Series A, 0.000% 06/30/08(a)(b)(e).......................   05/21/03      40,825        15,293          --    0.0*
   Series B, 0.000% 06/30/08(a)(b)(e).......................   05/21/03      29,175        15,785          --    0.0*
Haights Cross Communications Inc.:
   Preferred Stock(g).......................................   01/15/04       6,000       279,183     315,000    0.3
   Warrants, Expire 12/10/11(f).............................   01/15/04       5,889            --          59    0.0*
Mirant Revolving Credit Facility (Citigroup), 4.816%
  01/15/05(a)(b)(d)(g)......................................   01/15/03     100,000       100,000      70,450    0.1
Mirant Revolving Credit Facility (J.P. Morgan Chase &
  Company), 0.000% 07/17/05(a)(b)(d)(g).....................  07/10/03-
                                                               05/26/04     252,551       211,797     191,307    0.2

NEON Communications, Inc.:
   Common Stock(e)(f)(g)....................................   09/11/03      31,905        28,263      39,881    0.0*
   Preferred Stock(e)(f)(g).................................   12/04/02       3,477        39,115      39,116    0.0*
   Warrants, Class A, Expire 12/02/12(f)....................   12/04/02      17,391            --      21,739    0.0*
   Warrants, Expire 12/02/12(f).............................  12/04/02-
                                                               09/30/03      20,868        28,263         209    0.0*
President Casinos, Inc., 13.000% 12/31/05(a)(e)(g)..........   08/20/01      37,000        17,575      22,940    0.0*
QuadraMed Corporation:
   Common Stock(f)(g).......................................   04/26/04      28,658        32,670      71,645    0.1
   Preferred Stock(g).......................................   06/16/04      15,800       395,000     347,600    0.4
Qwest Communications, Term B (Credit Suisse First Boston),
  6.950% 06/30/10(c)(d)(g)..................................   06/05/03     350,000       344,218     358,049    0.4
Salton Sea Funding, Series B, 7.370% 05/30/05(g)............   01/22/01      11,318        11,242      11,428    0.0*
Thermadyne Holdings Corporation, Common Stock(f)(g).........  05/23/03-
                                                               09/25/03      16,116       173,625     211,926    0.2

United Artists Theatre Circuit Inc., Series 1995-A, 9.300%
  07/01/15(g)...............................................   01/27/03      88,832        80,688      90,609    0.1
Ziff Davis Holdings, Inc., Series E-1, Convertible Preferred  08/15/01-
  Stock(f)(g)...............................................   09/04/01          25            --      17,313    0.0*
                                                                                       ----------  ----------    ---
Total.......................................................                           $2,417,946  $2,679,932    2.7%
                                                                                       ==========  ==========    ===

--------
*  Amount represents less than 0.1%.

(a)Issue in default.
(b)Issuer in bankruptcy.
(c)Variable rate note. The interest rate shown reflects the rate in effect at December 31, 2004.
(d)Loan participation agreement. Participation interests were acquired through the financial institution indicated parenthetically.
(e)Fair valued security (see Note 1).
(f)Non-income producing security.
(g)Illiquid security (see Note 1).

Nations Funds

13. Reorganization

On January 23, 2004, Growth Portfolio ("Acquiring Fund"), acquired the assets and assumed the liabilities of Capital Growth Portfolio ("Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in the Schedules of capital stock activity. Net assets and unrealized appreciation/(depreciation) as of the reorganization date were as follows:

                                                                           Acquired
                                                            Total            Fund
                             Total         Total        net assets of     unrealized
Acquiring    Acquired    net assets of net assets of   Acquiring Fund   appreciation/
Fund           Fund      Acquired Fund Acquiring Fund after acquisition (depreciation)
--------- -------------- ------------- -------------- ----------------- --------------
 Growth   Capital Growth  $20,633,731   $100,374,515    $121,008,246      $3,297,273

14. Contingencies and other events

The events described below, including the civil litigation, have not directly impacted the Portfolios or had any material, adverse effect on its financial position or results of operations.

As discussed in greater detail in earlier financial statements, BACAP and BACAP Distributors (collectively, "BACAP"), entered into agreements in principle with the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") to resolve the proceedings brought in connection with the SEC's and NYAG's investigations of market timing and late trading in certain mutual funds, including the Nations Funds.

On February 9, 2005 BACAP entered into an Assurance of Discontinuance with the NYAG (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order" and together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle.

Under the terms of the SEC Order, BACAP and its affiliate, Banc of America Securities, LLC ("BAS") have agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP along with Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc. - the investment advisor to and distributor of the Columbia Funds, respectively, - to reduce Columbia Funds, Nations Funds and other mutual fund management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Consistent with the terms of the Settlements, the Nations Funds Boards have an independent Chairman, are comprised of at least 75% independent Trustees and expect to engage a senior officer or an Independent Compliance Consultant with a wide range of compliance and oversight responsibilities. Consistent with the terms of the Settlements, the Boards have called shareholder meetings for March 17, 2005, for the election of five Trustees to each Board. Two of the five nominees have served as Trustees for several years; the other three nominees have served as Trustees of Nations Funds Trust only since the January 1, 2005 effective date of their appointment. The seven current Trustees with the longest tenure are not standing for reelection at these meetings. Shareholders as of December 17, 2004 will receive a proxy statement and should read it carefully before voting.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan to be developed by the independent distribution consultant. The distribution plan must be based on a methodology developed in consultation with BACAP, BACAP Distributors and the independent trustees of the Nations Funds and not unacceptable to the SEC's staff. Although the distribution plan has not yet been formulated, it is anticipated that a significant portion of the settlement fund will be paid to shareholders or mutual funds of other mutual fund complexes that may have been harmed by the trading of the third parties referenced in the Settlements through systems provided by BAS. More specific information on the distribution plan will be communicated on a later date.

Nations Funds

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Nations Funds, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Nations Funds.

A copy of the SEC Order will be available on the SEC's website at http://www.sec.gov. A copy of the NYAG Settlement will be available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

Civil Litigation

In connection with the events described in detail above, various parties have filed suit against certain Funds, their Boards and/or Bank of America Corporation (and affiliated entities). These cases have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland.

These suits and certain regulatory investigations are ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

In addition, a putative class action, Mehta vs. AIG SunAmerica, involving fair value pricing of mutual funds was filed on April 5, 2004, in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for consolidated handling with the Mutual Fund Litigation. As a result of the lawsuit, AIG SunAmerica Life Assurance Company has made demand upon the Portfolios and BACAP for indemnification pursuant to the terms of a Fund Participation Agreement.

This lawsuit and the demand are ongoing and therefore an estimate of financial impact, if any, on the Portfolios cannot currently be made.

Nations Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Nations Separate Account Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Marsico International Opportunities Portfolio, Nations International Value Portfolio, Nations Marsico Focused Equities Portfolio, Nations Small Company Portfolio, Nations Marsico 21/st/ Century Portfolio, Nations Marsico Growth Portfolio, Nations Marsico MidCap Growth Portfolio (formerly MidCap Growth Portfolio), Nations Value Portfolio, Nations Asset Allocation Portfolio and Nations High Yield Bond Portfolio (constituting the ten portfolios of Nations Separate Account Trust, hereafter referred to as the "Trust") at December 31, 2004, the results of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 18, 2005

Nations Funds

Tax Information      (unaudited)

For the fiscal year ended December 31, 2004, the amount of long-term capital gains designated by Nations Separate Account Trust were as follows:

Nations Marsico International Opportunities $  184,963
Nations International Value Portfolio......  1,800,275
Nations Value Portfolio....................     21,444
Nations High Yield Bond Portfolio..........  1,684,357

Of the ordinary income (including short-term capital gain) distributions made by Nations Separate Account Trust during the fiscal year ended December 31, 2004, the following percentage qualifies for the dividend received deduction available to corporate shareholders:

Nations Marsico International Opportunities Portfolio   0.00%
Nations International Value Portfolio................   0.00%
Nations Marsico Focused Equities Portfolio...........   0.00%
Nations Small Company Portfolio......................   0.00%
Nations Marsico 21st Century Portfolio...............   0.00%
Nations Marsico Growth Portfolio.....................   0.00%
Nations Marsico MidCap Growth Portfolio..............   0.00%
Nations Value Portfolio.............................. 100.00%
Nations Asset Allocation Portfolio...................  81.60%
Nations High Yield Bond Portfolio....................   0.00%

Nations Funds

Fund governance      (unaudited)

The Board of Trustees (the "Board") of Nations Separate Account Trust (the "Trust") oversees the Trust's series ("Portfolios") to ensure that they are managed and operated in the interests of shareholders. A majority of the trustees ("Trustees") are "independent", meaning that they have no affiliation with Bank of America, N.A., its affiliates, or the Portfolios, apart from the personal investments that most Trustees have made in certain of the portfolios as private individuals. The Trustees bring distinguished backgrounds in government, business, academia and public service to their task of working with Trust officers ("Officers") to establish the policies and oversee the activities of the Portfolios. Although all Trustees are charged with the fiduciary duty of protecting shareholders interests when supervising and overseeing the management and operations of the Trust, the independent Trustees have particular responsibilities for assuring that the Trust's Portfolios are managed in the best interests of shareholders. The following table provides basic information about the Trustees and certain Officers of the Trust. The mailing address of each Trustee is c/o Nations Funds, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255.

                                                          Principal               Number of                Other
                                                        occupation(s)              funds in            directorships
Name, age and position  Term of office and                 during                fund complex             held by
held with the trusts   length of time served         the past five years           overseen               trustee
---------------------- --------------------- ----------------------------------- ------------ -------------------------------
Independent Trustees

Edmund L. Benson, III    Indefinite term;    President and Treasurer, Saunders &      78      Director -- Saunders &
Age: 67                  Trustee since       Benson, Inc. (insurance)                         Benson, Inc. (insurance) and
Trustee                  1999                                                                 Insurance Managers Inc.
                                                                                              (insurance)

William P. Carmichael    Indefinite term;    Retired; Senior Managing                 79      Director -- Cobra Electronics
Age: 61                  Trustee since       Director -- The Succession                       Corporation (electronic
Trustee and Chairman     1999                Fund (a company formed to                        equipment manufacturer),
of the Board                                 advise and buy family owned                      Rayovac Corp. (batteries) and
                                             companies), from 1998 to                         The Finish Line (apparel); and
                                             April 2001                                       Chairman of the Board and
                                                                                              Director - Hatteras Income
                                                                                              Securities, Inc. ("Hatteras")

William H. Grigg         Indefinite term;    Retired; Chairman Emeritus,              79      Director -- The Shaw Group,
Age: 72                  Trustee since       since July 1997, Chairman                        Inc., Kuhlman Electric Corp.
Trustee                  1999                and Chief Executive Officer,                     (transformer manufacturer),
                                             to July 1997 -- Duke Power                       Faison Enterprises (real estate
                                             Co.                                              development) and Piedmont
                                                                                              Natural Gas; Director and
                                                                                              Vice Chairman -- Aegis
                                                                                              Insurance Services, Ltd. (a
                                                                                              mutual fund insurance
                                                                                              company in Bermuda); and
                                                                                              Director -- Hatteras

Thomas F. Keller         Indefinite term;    R.J. Reynolds Industries                 79      Director -- Wendy's
Age: 73                  Trustee since       Professor of Business                            International, Inc. (restaurant
Trustee                  1999                Administration -- Fuqua                          operating and franchising),
                                             School of Business, Duke                         Dimon, Inc. (tobacco) and
                                             University, since July 1974;                     Biogen, Inc. (pharmaceutical
                                             Dean -- Fuqua School of                          biotechnology); and Director
                                             Business Europe, Duke                            -- Hatteras
                                             University, from July 1999 to
                                             June 2001

Carl E. Mundy, Jr.       Indefinite term;    President and Chief Executive            78      Chairman and Trustee --
Age: 69                  Trustee since       Officer -- Worldwide USO,                        Board of Trustees, Marine
Trustee                  1999                from May 1996 to May 2000;                       Corps University Foundation;
                                             Commandant -- United States                      Director -- Schering - Plough
                                             Marine Corps, from July 1991                     (pharmaceuticals and health
                                             to July 1995; Member --                          care products) and General
                                             Board of Advisors to the                         Dynamics Corporation
                                             Comptroller General of the                       (defense systems)
                                             United States

Minor M. Shaw            Indefinite term;    President -- Micco                       78      Board Member -- Piedmont
Age: 57                  Trustee since       Corporation and Mickel                           Natural Gas; Chairman and
Trustee                  2003                Investment Group                                 Trustee -- The Daniel-Mickel
                                                                                              Foundation of South Carolina;
                                                                                              Vice-Chairman and Trustee
                                                                                              -- Greenville-Spartanburg
                                                                                              Airport Commission; Trustee
                                                                                              -- Duke Endowment, The
                                                                                              Hollingsworth Funds, The
                                                                                              Belle Baruch Foundation and
                                                                                              the South Carolina Foundation
                                                                                              for Independent Colleges;
                                                                                              Chairman -- Urban League of
                                                                                              the Upstate; Board Member
                                                                                              -- United Way of Greenville
                                                                                              County and United Way of
                                                                                              South Carolina

Nations Funds
Fund governance (continued)                                    (unaudited)

                                                               Principal             Number of               Other
                                 Term of office              occupation(s)            funds in           directorships
Name, age and position                 and                      during              fund complex            held by
held with the trusts          length of time served       the past five years         overseen              trustee
----------------------        --------------------- ------------------------------- ------------ ------------------------------
Charles B. Walker               Indefinite term;    Retired; Vice Chairman and          78       Director -- Ethyl Corporation
Age: 66                         Trustee since       Chief Financial Officer --                   (chemical manufacturing)
Trustee                         1999                Albemarle Corporation
                                                    (chemical manufacturing)
                                                    through February 2003

Non-Independent Trustees(1)

James B. Sommers                Indefinite term;    Retired                             78       Chairman Emeritus -- Central
Age: 65                         Trustee since                                                    Piedmont Community College
Trustee                         1999                                                             Foundation; Board of
                                                                                                 Commissioners, Charlotte/
                                                                                                 Mecklenberg Hospital
                                                                                                 Authority and Carolina Pad &
                                                                                                 Paper Company; and Trustee
                                                                                                 -- Mint Museum of Art

Thomas S. Word, Jr.             Indefinite term;    Partner -- McGuire, Woods,          78       Director -- Vaughan-Bassett
Age: 66                         Trustee since       Battle & Boothe LLP (law                     Furniture Company, Inc.
Trustee                         1999                firm)                                        (furniture) and Bassett Mirror
                                                                                                 Company (glass furniture)

Principal Officers

Christopher L. Wilson           Indefinite Term;    President and Chief Executive       n/a      n/a
Age: 47                         President and       Officer -- the Trust and
President and Chief Executive   Chief Executive     Hatteras, since January 2005;
Officer                         Officer since       President -- Columbia Funds,
                                January 2005        Liberty Funds and Stein Roe
                                                    Funds, since October 2004;
                                                    Senior Vice President --
                                                    Columbia Management
                                                    Advisors, Inc., Columbia
                                                    Funds Distributor, Inc. and
                                                    BACAP Distributors, since
                                                    January 2005; Managing
                                                    Director -- BACAP, since
                                                    January 2005; Director --
                                                    Columbia Funds Services,
                                                    Inc., since January 2005;
                                                    President and Chief Executive
                                                    Officer -- CDC IXIS AM
                                                    Services, Inc. (asset
                                                    management), from
                                                    September 1998 through
                                                    August 2004; and a senior
                                                    officer or director of various
                                                    other Bank of America--
                                                     affiliated entities, including
                                                    other registered and
                                                    unregistered funds

J. Kevin Connaughton            Indefinite term;    Treasurer and Chief Financial       n/a      n/a
Age: 40                         Treasurer and       Officer -- the Trust and
Treasurer and Chief             Chief Financial     Hatteras, since January 2005;
Financial Officer               Officer since       Treasurer -- Columbia Funds,
                                January 2005        since October 2003, and the
                                                    Liberty Funds, Stein Roe
                                                    Funds and Liberty All-Star
                                                    Funds, since December 2000;
                                                    Vice-President -- Columbia
                                                    Management Advisors, Inc.,
                                                    since April 2003; President --
                                                    Columbia Funds, Liberty
                                                    Funds and Stein Roe Funds,
                                                    from February 2004 to
                                                    October 2004; Chief
                                                    Accounting Officer and
                                                    Controller -- Liberty Funds
                                                    and Liberty All-Star Funds,
                                                    from February 1998 to
                                                    October 2000; Treasurer --
                                                    Galaxy Funds, since
                                                    September 2002; Treasurer,
                                                    from December 2002 to
                                                    December 2004, and
                                                    President, from February 2004
                                                    to December 2004 --
                                                    Columbia Management Multi-
                                                    Strategy Hedge Fund, LLC;
                                                    Vice President -- Colonial
                                                    Management Associates, Inc.,
                                                    from February 1998 to
                                                    October 2000; and a senior
                                                    officer of various other Bank
                                                    of America-affiliated entities,
                                                    including other registered and
                                                    unregistered funds

Nations Funds

Fund governance (continued)      (unaudited)

                                                              Principal             Number of       Other
                                 Term of office             occupation(s)            funds in   directorships
Name, age and position                 and                     during              fund complex    held by
held with the trusts          length of time served      the past five years         overseen      trustee
----------------------        --------------------- ------------------------------ ------------ -------------
Mary Joan Hoene                 Indefinite term;    Senior Vice-President and          n/a           n/a
Age: 55                         Senior Vice-        Chief Compliance Officer --
Senior Vice President           President and       the Trust and Hatteras, since
and Chief Compliance Officer    Chief               August 2004; Senior Vice
                                Compliance          President and Chief
                                Officer since       Compliance Officer --
                                August 2004         Columbia Funds, Liberty
                                                    Funds, Stein Roe Funds and
                                                    Liberty All-Star Funds, since
                                                    August 2004; Partner --
                                                    Carter, Ledyard & Milburn
                                                    LLP, from January 2001 to
                                                    August 2004; Counsel --
                                                    Carter, Ledyard & Milburn
                                                    LLP, from November 1999 to
                                                    December 2000; Vice
                                                    President and Counsel --
                                                    Equitable Life Assurance
                                                    Society of the United States,
                                                    from April 1998 to November
                                                    1999; and a senior officer of
                                                    various other Bank of
                                                    America-affiliated entities,
                                                    including other registered and
                                                    unregistered funds

Robert B. Carroll               Indefinite term;    Secretary -- the Trust since       n/a           n/a
Age: 44                         Secretary since     January 2003 and Hatteras
Secretary and Chief Legal       2003, Chief         since 1997; Chief Legal
Officer                         Legal Officer       Officer -- each of the above
                                since August        entities, since August 2003;
                                2003                Associate General Counsel --
                                                    Bank of America Corporation,
                                                    since 1999; Assistant General
                                                    Counsel -- Bank of America
                                                    Corporation from 1996 to
                                                    1999.

Michael Clarke                  Indefinite term;    Assistant Treasurer and Chief      n/a           n/a
Age: 34                         Assistant           Accounting Officer -- the
Assistant Treasurer and Chief   Treasurer and       Trust and Hatteras, since
Accounting Officer              Chief               January 2005; Chief
                                Accounting          Accounting Officer --
                                Officer since       Columbia Funds, Liberty
                                January 2005        Funds and Liberty All - Star
                                                    Funds, since October 2004;
                                                    Controller, from May 2004 to
                                                    October 2004, and Assistant
                                                    Treasurer, from June 2002 to
                                                    May 2004 -- Columbia
                                                    Funds, Liberty Funds and
                                                    Liberty All - Star Funds;
                                                    Vice-President, Product
                                                    Strategy & Development --
                                                    Liberty Funds Group from
                                                    February 2001 to June 2002;
                                                    Assistant Treasurer -- Liberty
                                                    Funds and the Liberty All-Star
                                                    Funds, from August 1999 to
                                                    February 2001; Audit
                                                    Manager -- Deloitte &
                                                    Touche LLP, from May 1997
                                                    to August 1999.

Jeffrey R. Coleman              Indefinite term;    Assistant Treasurer and            n/a           n/a
Age: 35                         Assistant           Controller -- the Trust and
Assistant Treasurer and         Treasurer and       Hatteras, since January 2005;
Controller                      Controller since    Director, Financial Reporting
                                January 2005        and Fund Treasury --
                                                    Columbia Management
                                                    Group, since October 2004;
                                                    Vice President -- CDC IXIS
                                                    AM Services, Inc., since
                                                    February 2002; Deputy
                                                    Treasurer -- CDC Nvest
                                                    Fund, Loomis Sayles Funds
                                                    and the AEW Real Estate
                                                    Income Fund, since February
                                                    2002; and Assistant Treasurer
                                                    -- AEW Real Estate Income
                                                    Fund, from August 2000 to
                                                    February 2002.

--------
/(1)/ Basis of Interestedness. Mr. Sommers owns securities of Bank of America
      Corporation, the parent holding company of BACAP. Mr. Word is affiliated with a law firm which provides services to Bank of America and certain of its affiliates.

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